                    As Filed with the SEC on April 30, 1999
                                                       Registration No. 2-76581


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    Form N-3


                             REGISTRATION STATEMENT

                                     under


                           THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 33


                                      and


                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 35


                                   ----------

                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11
                           (Exact Name of Registrant)


                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                          (Name of Insurance Company)

                                751 Broad Street
                         Newark, New Jersey 07102-3777
                                 (973) 802-8781
              (Address and telephone number of Insurance Company's
                          principal executive offices)

                                   ----------


                                CAREN CUNNINGHAM
                           Assistant General Counsel
                   Prudential Investments Fund Management LLC
                              Gateway Center Three
                         100 Mulberry Street, 9th Floor
                                Newark, NJ 07102
                    (Name and address of agent for service)


                                    Copy to:
                          Christopher E. Palmer, Esq.
                                 Shea & Gardner
                        1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

It is proposed that this filing will become effective (Check appropriate space):


            immediately upon filing pursuant to paragraph (b) of Rule 485
------------
     X       on April 30, 1999 pursuant to paragraph (b) of Rule 485
-------------
                   (date)
            60 days after filing pursuant to paragraph (a)(i) of Rule 485
------------
          on             pursuant to paragraph (a)(i) of Rule 485
----------   -----------
            75 days after filing pursuant (a)(ii) of Rule 485
------------
            on             pursuant to paragraph (a)(ii) of Rule 485
------------   -----------
                   (date)





If appropriate, check the following box:

             this post-effective amendment designates a new effective date for a
-------------
previously filed post-effective amendment.

PROSPECTUS
May 1, 1999

                             THE MEDLEY(SM) PROGRAM

This prospectus describes contracts (the Contracts) offered by The Prudential Insurance Company of America (Prudential) for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986, as amended. The Contracts may also be used with non-qualified arrangements. Contributions under the Contracts may be invested in The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11 and The Prudential Variable Account-24.

The Prudential Variable Contract Account-10 (VCA 10) invests primarily in equity securities of major, established corporations. Its investment goal is long term growth of capital. This means we look for investments whose price we expect will increase over several years.

The Prudential Variable Contract Account-11 (VCA 11) invests in money market instruments. Its investment goal is as high a level of current income as is consistent with the preservation of capital and liquidity. An investment in VCA 11 is neither insured nor guaranteed by the U.S. Government.

The Prudential Variable Contract Account-24 (VCA 24) allows you to invest in one or more of the portfolios of The Prudential Series Fund, Inc. (the Series Fund). A prospectus for the Series Fund is included with this prospectus and describes the investment goals of the seven Series Fund portfolios offered through VCA 24.

Please read this prospectus before investing and keep it for future reference. To learn more about the Contracts, you can get a copy of the MEDLEY Statement of Additional Information (SAI) dated May 1, 1999. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. For a free copy of the SAI, call us at: 1-800-458-6333 or write us at:

                            The Prudential Insurance Company of America
                            c/o Prudential Investments
                            30 Scranton Office Park
                            Scranton, PA 18506-1789

FILING THIS PROSPECTUS WITH THE SEC DOES NOT MEAN THAT THE SEC HAS DETERMINED THAT THE CONTRACTS ARE A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. AN INVESTMENT IN THE CONTRACTS IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

--------------------------------------------------------------------------------

                                                 [PRUDENTIAL INVESTMENTS LOGO]

                               TABLE OF CONTENTS

                                                                                 PAGE
GLOSSARY OF SPECIAL TERMS.....................................................      3
FEE TABLES....................................................................      4
SUMMARY.......................................................................      6
PRUDENTIAL....................................................................      8
THE INVESTMENT OPTIONS........................................................      8
INVESTMENT PRACTICES..........................................................      8
  VCA 10......................................................................      9
  VCA 11......................................................................     11
  The Series Fund Portfolios..................................................     12
DETERMINATION OF ASSET VALUE..................................................     13
MANAGEMENT....................................................................     14
CONTRACT CHARGES..............................................................     14
  Deferred Sales Charge.......................................................     14
  Waiver of Deferred Sales Charge.............................................     14
  Annual Account Fee..........................................................     15
  Charge for Administrative Expenses and Investment Management Services.......     15
  Modification of Charges.....................................................     15
THE CONTRACTS.................................................................     16
  The Accumulation Period.....................................................     16
    1. Contributions..........................................................     16
    2. The Unit Value.........................................................     16
    3. Withdrawal of Contributions............................................     16
    4. Systematic Withdrawal Plan.............................................     17
    5. Texas Optional Retirement Program......................................     18
    6. Death Benefits.........................................................     18
    7. Discontinuance of Contributions........................................     18
    8. Transfer Payments......................................................     18
    9. Requests by Telephone and Other Electronic Means.......................     19
   10. Prudential Mutual Funds................................................     19
   11. Discovery Select(SM) Group Retirement Annuity..........................     20
   12. Loans..................................................................     20
   13. Modified Procedures....................................................     21
 The Annuity Period...........................................................     21
    1. Electing the Annuity Date and the Form of Annuity......................     21
    2. Available Forms of Annuity.............................................     21
    3. Purchasing the Annuity.................................................     22
  Assignment..................................................................     22
  Changes in the Contracts....................................................     22
  Reports.....................................................................     22
  Performance Information.....................................................     23
  Participation in divisible surplus..........................................     23
FEDERAL TAX STATUS............................................................     23
VOTING RIGHTS.................................................................     26
LEGAL PROCEEDINGS.............................................................     26
YEAR 2000.....................................................................     27
TABLE OF CONTENTS - STATEMENT OF ADDITIONAL INFORMATION.......................     29
APPENDIX......................................................................     30
FINANCIAL HIGHLIGHTS - VCA 10.................................................     32
FINANCIAL HIGHLIGHTS  - VCA 11................................................     33
FINANCIAL INFORMATION - VCA 24................................................     34

                            Glossary of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Contracts, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

ACCUMULATION PERIOD: The period that begins with the Contract date (see definition below) and ends when you start receiving income payments or earlier if the Contract is terminated through a full withdrawal or payment of a death benefit.

ACCUMULATION ACCOUNT: An account used to calculate the value of your assets allocated to an investment option during the accumulation period. You have a separate ACCUMULATION ACCOUNT for each investment option.

COMPANION CONTRACT: A fixed dollar group annuity contract issued by Prudential under which contributions may be made for Participants in the MEDLEY program.

CONTRACTS: The group variable annuity contracts described in this prospectus.

CONTRACT DATE: The date Prudential receives the initial contribution on behalf of a Participant and all necessary paperwork is in good order. Contract anniversaries are measured from the Contract date.

CONTRACTHOLDER: The employer, association or trust to which Prudential has issued a Contract.

CONTRIBUTIONS: Payments made by the Contractholder under the Contract for the benefit of a Participant.

INCOME PERIOD: The period that begins when you start receiving income payments under a Contract.

INVESTMENT OPTIONS: VCA 10, VCA 11 and VCA 24.

NASDAQ: A computerized system that provides price quotations for securities traded over-the-counter as well as many New York Stock Exchange listed securities.

NON-QUALIFIED COMBINATION CONTRACT: A group variable annuity contract issued in connection with non-qualified arrangements that permits Participants with a single Contract to direct contributions to VCA 10, VCA 11, VCA 24 or a general account fixed rate option of Prudential.

PARTICIPANT OR YOU: The person for whose benefit contributions are made under a Contract.

PRUDENTIAL OR WE: The Prudential Insurance Company of America.

QUALIFIED COMBINATION CONTRACT: A group variable annuity contract issued in connection with qualified arrangements that permits Participants with a single Contract to direct contributions to VCA 10, VCA 11, VCA 24 or a general account fixed rate option of Prudential.

SEPARATE ACCOUNT: Purchase payments allocated to the various investment options available under a Contract are held by Prudential in a separate account. VCA 10, VCA 11 and VCA 24 are each a separate account.

TAX DEFERRAL: A way to increase your assets without being taxed every year. Taxes are not paid on investment gain until you take money out of your Contract.

UNIT AND UNIT VALUE: You are credited with Units of the MEDLEY investment options you select. Initially, the number of Units credited to you is determined by dividing the amount of the contribution made on your behalf by the applicable Unit Value for that day for that investment option. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of the investment option plus any Contract charges that may apply to you.

                                   Fee Tables

VCA 10 AND VCA 11 - PARTICIPANT TRANSACTION EXPENSES

Sales Load Imposed on Purchases..........................................   None
Maximum Deferred Sales Load (as a percentage of contributions withdrawn)*     7%
Exchange Fee.............................................................   None
Maximum Annual Contract Fee..............................................    $30
ANNUAL EXPENSES (as a percentage of average net assets)
Management Fees..........................................................  0.25%
Administrative Fees......................................................  0.75%
Total Annual Expenses....................................................  1.00%

------------------------------
* The deferred sales load decreases by 1% each year of Program participation as follows:
  7% for the first year of Program participation, 6% for the second year and so on until after the seventh year the charge is 0%.

EXAMPLES

These examples will help you compare the fees and expenses of the various Contracts and compare the cost of the Contracts with other variable annuity contracts. The examples are calculated based on the expenses listed in the table above.*

If you surrender your Contract at the end
of the applicable time period:                                                1 year    3 years    5 years    10 years
                                                                                ----      -----      -----       -----
   You would pay the following expenses on a $1,000 investment,
   assuming 5% annual return on assets:............................             $80       $82         $86        $125
If you annuitize at the end of the applicable time period:
   You would pay the following expenses on a $1,000 investment,
   assuming 5% annual return on assets:............................             $10       $32         $56        $125
If you do not surrender your Contract:
   You would pay the following expenses on a $1,000 investment,
   assuming 5% annual return on assets:............................             $10       $32         $56        $125

------------------------------

* The Annual Contract Fee is reflected in the above example upon the assumption that it is deducted from each of the available investment options, including the Companion Contract and fixed rate option, in the same proportions as the aggregate Annual Contract Fees are deducted from each option. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.

VCA 24 - PARTICIPANT TRANSACTION EXPENSES

Sales Load Imposed on Purchases................................................     None
Maximum Deferred Sales Load (as a percentage of contributions withdrawn)*             7%
Exchange Fee...................................................................     None
Maximum Annual Contract Fee....................................................      $30
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average net assets)
Mortality and Expense Risk Fees................................................     None
Administrative Fees............................................................    0.75%
Total Annual Expenses..........................................................    0.75%

------------------------------
* The deferred sales load decreases by 1% each year of Program participation as follows:
  7% for the first year of Program participation, 6% for the second year and so on until after the seventh year the charge is 0%.

SERIES FUND PORTFOLIO ANNUAL EXPENSES


                                     Conservative   Diversified                    Flexible
                                       Balanced        Bond        Equity           Managed
                                      Portfolio     Portfolio     Portfolio        Portfolio
                                     ------------   ---------    -----------      ---------
Investment Management Fee...........    .55%          .40%          .45%            .60%
Other Expenses......................    .02%          .02%          .02%            .01%
Total Annual Portfolio Expenses.....    .57%          .42%          .47%            .61%


                                                       Government
                                          Global         Income        Stock Index
                                         Portfolio     Portfolio        Portfolio
                                         ---------     -----------     ------------
Investment Management Fee...........       .75%           .40%             .35%
Other Expenses......................       .11%           .03%             .02%
Total Annual Portfolio Expenses.....       .86%           .43%             .37%


EXAMPLES

These examples will help you compare the fees and expenses of the VCA 24 Contract and compare the cost of the VCA 24 Contract with other variable annuity contracts. The examples are calculated based on the expenses listed in the table above.*

You would pay the following expenses on each
$1,000 invested, assuming a 5% annual return
and redemption at the end of the time period:          1 Year    3 Years   5 Years  10 Years
                                                       ------    -------   -------  -------
Conservative Balanced...............................    $83        $92       $102    $159
Diversified Bond....................................     82         87         94     142
Equity..............................................     82         89         97     148
Flexible Managed....................................     84         93        104     164
Global..............................................     86        101        118     191
Government Income...................................     82         87         95     143
Stock Index.........................................     81         86         92     136


You would pay the following expenses on each
$1,000 invested, assuming a 5% annual return
and no redemption at the end of the time period:      1 Year   3 Years   5 Years  10 Years
                                                       -----    ------   -------  --------
Conservative Balanced...............................    $13       $42       $72     $159
Diversified Bond....................................     12        37        64      142
Equity..............................................     12        39        67      148
Flexible Managed....................................     14        43        74      164
Global..............................................     16        51        88      191
Government Income...................................     12        37        65      143
Stock Index.........................................     11        36        62      136

--------------------------------------------------------------------------------
* The annual contract fee is reflected in the above examples upon the assumption that it is deducted from each of the available investment options, including the Companion Contract and fixed rate option, in the same proportions as the aggregate annual contract fees are deducted from each investment option. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.

                                    Summary


                                 THE CONTRACTS

Five of the six GROUP VARIABLE ANNUITY CONTRACTS that make up the MEDLEY Program are described in this prospectus. A group variable annuity contract is a contract between a Contractholder and Prudential, an insurance company. The Contracts offer a way to invest on a tax-deferred basis and are intended for retirement savings or other long-term investment purposes. The Contracts, like all deferred annuity contracts, have two phases - an accumulation period and an income period. During the accumulation period, earnings accumulate on a tax-deferred basis. That means you are only taxed on the earnings when you withdraw them. The second phase - the income period - occurs when you begin receiving regular payments from your Contract. The amount of money earned during the accumulation period determines the amount of payments you will receive during the income period.

The Contracts generally are issued to employers who make contributions on behalf of their employees under Sections 401, 403(b) or 457 of the Internal Revenue Code or a non-qualified retirement arrangement. In this case, the employer is called the "Contractholder" and the person for whom contributions are being made is a "Participant."

                                 THE MEDLEY PROGRAM

The following group annuity contracts make up the MEDLEY Program:

   - VCA 10 CONTRACT - which provides for contributions to be invested in VCA 10.

   - VCA 11 CONTRACT - which provides for contributions to be invested in VCA 11.

   - VCA 24 CONTRACT - which provides for contributions to be invested in one or more of the Series Fund portfolios.

   - QUALIFIED COMBINATION CONTRACT - is a qualified contract which provides for contributions to be invested in VCA 10, VCA 11, VCA 24 and a fixed rate option provided by Prudential.

   - NON-QUALIFIED COMBINATION CONTRACT - is a non-qualified contract which provides for contributions to be invested in VCA 10, VCA 11, VCA 24 and a fixed rate option provided by Prudential.

   - COMPANION CONTRACT - is a fixed dollar group annuity contract issued by Prudential. (This Contract is not described in this prospectus.)

Your employer, which generally is the Contractholder, will decide which of these Contracts will be made available to you. Depending on the Contractholder's selection, you may be able to choose to have contributions made on your behalf to VCA 10, VCA 11 and/or VCA 24. You may also change how the contributions are allocated, usually by notifying Prudential at the address shown on the cover of this prospectus.

Depending on market conditions, you can make or lose money by investing in VCA 10, VCA 11 or VCA 24. The value of your Contract will fluctuate with its investment performance. Performance information is provided in the SAI. Remember, past performance is not a guarantee of future results.

                                   CONTRIBUTIONS

Contributions may be made through a payroll deduction program or a similar arrangement with the Contractholder. If Contributions are being made to an Individual Retirement Annuity they must be at least $500. Contributions to an Individual Retirement Annuity for a non-working spouse under Section 408 of the Internal Revenue Code (or a working spouse who elects to be treated as a non-working spouse) are limited to $250 a year. All contributions may be allocated among the investment options available to you under your Contract. Checks should be made payable to The Prudential Insurance Company of America.

                                    CHARGES

No sales charge is deducted when a contribution is made. However, there may be a sales charge when a contribution is withdrawn from VCA 10, VCA 11 or VCA 24. This is known as a "deferred sales charge" and covers Prudential's sales expenses. A deferred sales charge is charged only when contributions are withdrawn by a Participant during the first 7 years of his or her participation in the MEDLEY Program.

The maximum deferred sales charge is 7% and applies to contributions withdrawn during the first year of participation. Each year after, the deferred sales charge decreases. No deferred sales charge is imposed on contributions that are withdrawn:

    - to purchase an annuity under a Contract

    - to provide a death benefit

    - under the systematic withdrawal plan

    - under a minimum distribution plan

    - in the case of financial hardship or disability retirement as determined under an employer's retirement arrangement

    - (except for IRAs) due to a Participant's resignation or retirement or termination of the Participant's employment by the Contractholder

If you decide to transfer contributions among the investment options available under your Contract, you will not be subject to a deferred sales charge. However, these transfers are treated as contributions into the new investment option for purposes of determining any deferred sales charges on future withdrawals.

An annual account charge may also be made. This charge will not exceed $30 in any calendar year and will be divided up among your investment options.

VCA 10 and VCA 11 are subject to fees for investment management and administration services. VCA 24 is subject to an administration fee only, but the Series Fund portfolios are subject to investment management fees and other expenses. These fees will have the effect of decreasing investment performance, which in turn, determines how much you earn during the accumulation period of your Contract.

                              WITHDRAWALS & TRANSFERS

All written requests and notices required under the Contracts - other than withdrawal requests and death benefit claims - should be sent to Prudential at the address on the cover of this prospectus. You can also use that address for any written inquiries you may have.

As explained later, some transactions may be made by telephone and other electronic means. Permitted telephone transactions can be made by calling Prudential at 800-458-6333 and electronic transactions may be made through www.Prudential.com.

All written withdrawal requests and death benefit claims relating to a Participant's interest in VCA 10, VCA 11 or VCA 24 must be made in one of the following ways:

    - by U.S. mail to Prudential Investments, P.O. Box 5410, Scranton, Pennsylvania 18505-5410.

    - by other delivery service - or example, Federal Express - to Prudential Investments, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789.

    - by fax to Prudential Investments, Attn: Client Payments at (570) 340-4328.

In order to process a withdrawal request or death benefit claim, it must be submitted to Prudential in "good order." This is described under "Contract Charges - Deferred Sales Charges," below.

In some cases, the Contractholder or a third-party may provide recordkeeping services for a Contract instead of Prudential. In that case, withdrawal and transfer procedures may vary.

                                     Prudential

Prudential is a mutual life insurance company incorporated in 1873 under the laws of New Jersey. Its corporate offices are located at 751 Broad Street, Newark, New Jersey 07102-3777. It has been investing for pension funds since 1928.

Prudential is the investment adviser for VCA 10, VCA 11 and the Series Fund. It is registered as an investment adviser under the Investment Advisers Act of 1940. Prudential is also responsible for the administration and recordkeeping activities for VCA 10, VCA 11 and VCA 24. Prudential's financial statements are included in the SAI.

Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the company's Board of Directors authorized management to take the preliminary steps necessary to allow the company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval, all of which could take two or more years to complete. Prudential's management and Board of Directors have not yet determined to demutualize and it is possible that, after careful review, Prudential could decide not to go public.

The plan of reorganization, which hasn't been developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally, the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including the types, amounts and issue years of their policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, while mutual fund customers and customers of the company's subsidiaries would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contract owners of Prudential's subsidiaries. Eligible policyholders would generally include employers, associations, other groups, and trusts established by or for such entities, that own group policies issued by Prudential, and generally would include Contractholders. The individuals covered under a group plan, such as the Participants under a Contract, generally would not be eligible to receive stock or other consideration from Prudential.

Prudential Investment Management Services LLC (PIMS), an indirect wholly-owned subsidiary of Prudential, is the principal underwriter of the Contracts. That means it is responsible for certain sales and distribution functions for the Contracts. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934. PIMS is a direct wholly-owned subsidiary of Prudential. Its main offices are located at 751 Broad St., Newark, New Jersey 07102-3777.

                             The Investment Options

VCA 10 and VCA 11 were created on March 1, 1982 and VCA 24 was created on April 29, 1987. Each is a separate account of Prudential. This means the assets of each are the property of Prudential but are kept separate from Prudential's general assets and cannot be used to meet liabilities from Prudential's other businesses.

VCA 10 and VCA 11 are registered with the SEC as open-end, diversified management investment companies. VCA 24 is registered with the SEC as a unit investment trust, which is another type of investment company.

                                  THE SERIES FUND

If VCA 24 is available under your Program, you may invest in one or more of the portfolios of the Series Fund. Like VCA 10 and VCA 11, the Series Fund is registered with the SEC as an open-end, diversified management investment company. Shares of the Series Fund are sold at their net asset value to separate accounts (like VCA 24) established by Prudential and certain other insurers that offer variable life and variable annuity contracts.

Because shares of the Series Fund are sold to both variable life and variable annuity separate accounts, it is possible that in the future the interest of one type of account may conflict with the other. This could occur, for example, if there are changes in state insurance law or federal income tax law. Although such developments are not currently anticipated, the Series Fund Board of Directors carefully monitors events in order to identify any material conflicts.

                              Investment Practices

Before making your allocation decision, you should carefully review the investment objectives and policies of each of your investment options. For the most part, VCA 10, VCA 11 and the available Series Fund portfolios have different goals and strategies which will affect the level of risk and return of your investment. There is no guarantee that the investment objectives of VCA 10, VCA 11 or any of the Series Fund portfolios will be met.

                                     VCA 10

VCA 10's investment objective is LONG-TERM GROWTH OF CAPITAL. To achieve this objective, we invest primarily in EQUITY SECURITIES of major, established corporations. VCA 10 may also invest in PREFERRED STOCKS, WARRANTS and BONDS that can be converted into a company's common stock or other equity security.

Equity securities - such as common stocks - are subject to COMPANY RISK. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Common stocks are also subject to MARKET RISK stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes and the mood of the investing public. If investor sentiments turn gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the value of all stocks are likely to drop.

Under normal market conditions, VCA 10 may also invest up to 20% of its total assets in short, intermediate or long term DEBT INSTRUMENTS that have been rated "investment grade." (This means major rating services, like Standard & Poor's Ratings Group or Moody's Investors Service Inc., have rated the securities within one of their four highest rating groups.) In response to adverse market conditions, we may invest a higher percentage in debt instruments. Since VCA 10 invests in debt obligations, there is the risk that the value of a particular obligation could decrease. Debt obligations may involve CREDIT RISK - the risk that the borrower will not repay an obligation, and MARKET RISK the risk that interest rates may change and affect the value of the obligation.

VCA 10 may also invest in foreign securities in the form of AMERICAN DEPOSITARY RECEIPTS (ADRs). ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank. We may purchase ADRs that are traded on a U.S. exchange or in an over-the-counter market. ADRs are generally thought to be less risky than direct investment in foreign securities because they can be transferred easily, have readily available market quotations, and the foreign companies that issue them are usually subject to the same types of financial and accounting standards as U.S. companies. Nevertheless, as foreign securities, ADRs involve special risks that should be considered carefully by investors. These risks include political and/or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, and the fact that there may be less publicly available information about a foreign company than about a U.S. company.

VCA 10 may enter into INTEREST RATE SWAP TRANSACTIONS. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 10 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form the function of interest rate swaps is generally the same - to increase or decrease exposure to long- or short-term interest rates. For example, VCA 10 may enter into a swap transaction to preserve a return or spread on a particular investment to a portion of its portfolio or to protect against any increase in the price of securities the VCA 10 anticipates purchasing at a later date. VCA 10 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.

The use of swap agreements is subject to certain risks. As with options and futures, if our prediction of interest rate movements is incorrect, VCA 10's total return will be less than if we had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA 10 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

VCA 10 may also purchase and sell FINANCIAL FUTURES CONTRACTS, including futures contracts on stock indexes, interest-bearing securities (for example, U.S. Treasury bonds and notes) or interest rate indexes. The use of futures contracts for hedging purposes involves several risks. While our hedging transactions may protect VCA 10 against adverse movements in interest rates or other economic conditions, they may limit our ability to benefit from favorable movements in interest rates or other economic conditions. There are also the risks that we may not correctly predict changes in the market and that there may be an imperfect correlation between the futures contract price movements and the securities being hedged. Nor can there be any assurance that a liquid market will exist at the time we wish to close out a futures position. Most futures exchanges and boards of trade limit the amount of fluctuation in futures prices during a single day - once the daily limit has been reached, no trades may be made that day at a price beyond the limit. It is possible for futures prices to reach the daily limit for several days in a row with little or no trading. This could prevent us from liquidating an unfavorable position while we are still required to meet margin requirements and continue to incur losses until the position is closed.

We may also purchase and sell FUTURES CONTRACTS ON FOREIGN CURRENCIES or groups of foreign currencies.

In addition to futures contracts, VCA 10 is permitted to purchase and sell OPTIONS on equity securities, debt securities, securities indexes, foreign currencies and financial futures contracts. An option gives the owner the right to buy (a call option) or sell (a put option) securities at a specified price during a given period of time. VCA 10 will only invest in covered options. An option can be covered in a variety of ways, such as setting aside certain securities or cash in a segregated account equal in value to the obligation under the option.

Options involve certain risks. We may not correctly anticipate movements in the relevant markets. If this happens, VCA 10 would realize losses on its options position. In addition, options have risks related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although generally VCA 10 will only purchase or write exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange or otherwise may exist and we might not be able to effect closing transactions in particular options. In this event, VCA 10 would have to exercise its options in order to realize any profit and would incur brokerage commissions both upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of such options (or upon the purchase of underlying securities for the exercise of put options). If VCA 10 - as a covered call option writer - is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that we may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 10 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 10 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 10.

VCA 10 may invest in SECURITIES BACKED BY REAL ESTATE or shares of real estate investment trusts - called REITS - that are traded on a stock exchange or NASDAQ. These types of securities are sensitive to factors that many other securities are not - such as real estate values, property taxes, overbuilding, cash flow and the management skill of the issuer. They may also be affected by tax and regulatory requirements, such as those relating to the environment.

From time to time, VCA 10 may invest in REPURCHASE AGREEMENTS. In a repurchase agreement, one party agrees to sell a security and also to repurchase it at a set price and time in the future. The period covered by a repurchase period is usually very short - possibly overnight or a few days - though it can extend over a number of months. Because these transactions may be considered loans of money to the seller of the underlying security, VCA 10 will only enter into repurchase agreements that are fully collaterized. VCA 10 will not enter into repurchase agreements with Prudential or its affiliates as seller. However, VCA 10 is seeking regulatory approval to permit it to enter into joint repurchase transactions with other Prudential investment companies.

VCA 10 may also enter into REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLL TRANSACTIONS. In a reverse repurchase arrangement, VCA 10 agrees to sell one of its portfolio securities and at the same time agrees to repurchase the same security at a set price and time in the future. During the reverse repurchase period, VCA 10 often continues to receive principal and interest payments on the security that it "sold." Each reverse repurchase agreement reflects a rate of interest for use of the money received by VCA 10 and, for this reason, has some characteristics of borrowing.

Dollar rolls occur when VCA 10 sells a security for delivery in the current month and at the same time agrees to repurchase a substantially similar security from the same party at a specified price and time in the future. During the roll period, VCA 10 does not receive the principal or interest earned on the underlying security. Rather, it is compensated by the difference in the current sales price and the specified future price as well as by interest earned on the cash proceeds of the original "sale."

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities held by VCA 10 may decline below the price of the securities VCA 10 has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, VCA 10's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce VCA 10's obligation to repurchase the securities.

From time to time, VCA 10 may purchase or sell securities on a WHEN-ISSUED or DELAYED DELIVERY basis - that is, delivery and payment can take place a month or more after the date of the transaction. VCA 10 will enter into when-issued or delayed delivery transactions only when it intends to actually acquire the securities involved.

VCA 10 may also enter into SHORT SALES AGAINST THE BOX. In a short sale we sell a security we do not own to take advantage of an anticipated decline in the stock's price. VCA 10 borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. A short sale is "against the box" when VCA 10 owns securities identical to those sold short.

VCA 10 may also use FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. VCA 10's successful use of forward foreign currency exchange contracts depends on our ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.

VCA 10 may LEND its portfolio securities and invest up to 15% of its net assets in ILLIQUID SECURITIES. Illiquid securities include those with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities of longer than 7 days.

There is risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in VCA 10 could lose value, and you could lose money.

Additional information about the investment techniques described above is provided in the SAI.

                                       VCA 11

VCA 11's investment objective is to seek as HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND LIQUIDITY. To achieve this objective, we invest in a diversified portfolio of short-term debt obligations issued by the U.S. government, its agencies and instrumentalities, as well as commercial paper, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies and obligations issued by U.S and foreign banks, companies or foreign governments.

We make investments that meet specific rules designed for money market mutual funds, including Rule 2a-7 of the Investment Company Act of 1940 (the 1940
Act). As such, we will not acquire any security with a remaining period to repayment of principal exceeding 397 days, and we will maintain a dollar-weighted average portfolio of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security: (i) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (ii) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars. (See the Appendix to this prospectus.)

COMMERCIAL PAPER is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An ASSET-BACKED SECURITY is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. FUNDING AGREEMENTS are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest. CERTIFICATES OF DEPOSIT, TIME DEPOSITS, BANKERS' ACCEPTANCES and BANK NOTES are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase DEBT SECURITIES that include DEMAND FEATURES, which allow us to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at an agreed price within a rela-tively short period of time, in compliance with the rules applicable to money market mutual funds. (See the Appendix to this prospectus.)

VCA 11 may also purchase FLOATING RATE and VARIABLE RATE securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return VCA 11 will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to VCA 11.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of LOAN PARTICIPATIONS. In loan participations, VCA 11 will have a contractual relationship with the lender but not with the borrower. This means VCA 11 will only have rights to principal and interest received by the lender. It will not be able to enforce compliance by the borrower with the terms of the loan and may not have a right to any collateral securing the loan. If the lender becomes insolvent, VCA 11 may be treated as a general creditor and not benefit from any set-off between the lender and the borrower.

From time to time, VCA 11 may invest in REPURCHASE AGREEMENTS. In a repurchase agreement one party agrees to sell a security and also to repurchase it at a set price and time in the future. The period covered by a repurchase period is usually very short - possibly overnight or a few days - though it can extend over a number of months. Because these transactions may be considered loans of money to the seller of the underlying security, VCA 11 will only enter into repurchase agreements that are fully collaterized. VCA 11 will not enter into repurchase agreements with Prudential or its affiliates as seller. However, VCA 11 is seeking regulatory approval to permit it to enter into joint repurchase transactions with other Prudential investment companies.

From time to time, VCA 11 may purchase or sell securities on a WHEN-ISSUED or DELAYED DELIVERY basis - that is, delivery and payment can take place a month or more after the date of the transaction. VCA 11 will enter into when-issued or delayed delivery transactions only when it intends to actually acquire the securities involved.

Up to 10% of VCA 11's net assets may be invested in ILLIQUID securities. Illiquid securities include those with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities of longer than 7 days.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

Since VCA 11 invests only in money market instruments, there is not likely to be an opportunity for capital appreciation. Debt obligations, including money market instruments, also involve CREDIT RISK - the risk that the borrower will not repay an obligation, and MARKET RISK - the risk that interest rates may change and affect the value of the obligation. There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in VCA 11 could lose value, and you could lose money.

VCA 11's investment in U.S. dollar denominated foreign securities involves additional risks. For example, foreign banks and companies generally are not subject to the same types of regulatory requirements that U.S. banks and companies are. Foreign political developments may adversely affect the value of foreign securities. VCA 11's foreign securities may also be affected by changes in foreign currency rates. These effects would be linked to the ability of the issuer to repay the debt in U.S. dollars.

Information about all of the investment techniques described above, including the risks associated with their use, is provided in the SAI.

                   AN INVESTMENT IN VCA 11 IS NEITHER INSURED
                     NOR GUARANTEED BY THE U.S. GOVERNMENT.


                          THE SERIES FUND PORTFOLIOS

We list below the investment objectives of the seven Series Fund portfolios currently available for investment through VCA 24 under the Contracts.

CONSERVATIVE BALANCED PORTFOLIO. Achievement of a favorable total investment return consistent with a portfolio having a conservatively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who prefers a relatively lower risk of loss than that associated with the Flexible Managed Portfolio while recognizing that this reduces the chances of greater appreciation.

DIVERSIFIED BOND PORTFOLIO. A high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities that provide attractive yields but do not involve substantial risk of loss of capital through default.

EQUITY PORTFOLIO. Capital appreciation through investment primarily in common stocks of companies, including major established corporations as well as smaller capitalization companies, that appear to offer attractive prospects of price appreciation that is superior to broadly-based stock indices. Current income, if any, is incidental.

FLEXIBLE MANAGED PORTFOLIO. Achievement of a high total return consistent with a portfolio having an aggressively managed mix of money market instruments, fixed income securities, and common stocks, in proportions believed by the investment manager to be appropriate for an investor desiring diversification of investment who is willing to accept a relatively high risk of loss in an effort to achieve greater appreciation.

GLOBAL PORTFOLIO. Long-term growth of capital through investment primarily in common stock and common stock equivalents of foreign and domestic issuers. Current income, if any, is incidental.

GOVERNMENT INCOME PORTFOLIO. A high level of income over the longer term consistent with the preservation of capital through investment primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established, sponsored or guaranteed by the U.S. Government. At least 65% of the total assets of the portfolio will be invested in U.S. Government securities.

STOCK INDEX PORTFOLIO. Achievement of investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate by following a policy of attempting to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

The Conservative Balanced, Flexible Managed and Equity Portfolios may invest in below investment grade fixed income securities. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in high yield/high risk securities which carry medium to lower ratings and in comparable non-rated securities. Investors should understand that such securities are not generally meant for short-term investing.

The investment policies, restrictions and risks associated with each of these seven portfolios are described in the accompanying prospectus for the Series Fund. Certain restrictions are set forth in the Series Fund's SAI.

                          Determination of Net Asset Value

To keep track of investment results, each Participant is credited with Units in the investment options he or she has selected. Initially, the number of Units credited to a Participant is determined by dividing the amount of the contribution made on his or her behalf by the applicable Unit Value for that day for that investment option. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of the investment option plus any Contract charges that may apply to the Participant. The procedures for computing the net asset value for shares of the Series Fund are described in the accompanying Series Fund prospectus.

The net asset value of each Unit for VCA 10 and VCA 11 is determined once a day at 4:15 p.m. New York Time - on each day the New York Stock Exchange is open for business. If the New York Stock Exchange closes early on a day, the NAVs will be calculated some time between the closing time and 4:15 p.m. on that day.

EQUITY SECURITIES are generally valued at the last sale price on an exchange or NASDAQ, or if there is no sale, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

All SHORT-TERM DEBT SECURITIES held by VCA 11 are valued at amortized cost. Short-term debt securities having remaining maturities of 60 days or less held by VCA 10 are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases (or increases when a security is purchased at a discount) in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value.

OTHER DEBT SECURITIES - those that are not valued on an amortized cost basis - are valued using an independent pricing service.

OPTIONS ON STOCK AND STOCK INDEXES that are traded on an national securities exchange are valued at the average of the bid and asked prices as of the close of that exchange.

FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE AVAILABLE will be valued at fair value by Prudential under the supervision of the VCA 10 or VCA 11 Committee.

                                     Management

VCA 10 and VCA 11 each has a Committee - similar to a board of directors - that provides general supervision. The members of the VCA 10 and VCA 11 Committees are elected for indefinite terms by the Participants of VCA 10 and VCA 11, respectively. A majority of the members of each Committee are not "interested persons" of Prudential or its affiliates, as defined by the 1940 Act. Information about the Series Fund's Board of Directors is provided in the accompanying prospectus for the Series Fund and in the Series Fund SAI.

Under separate investment management agreements, Prudential serves as the investment manager of VCA 10, VCA 11 and the Series Fund. In turn, Prudential has contracted with its wholly owned subsidiary, Prudential Investment Corporation (PIC), to provide these investment services. Nevertheless, Prudential continues to have responsibility for all investment management services. Prudential reimburses PIC for its costs and expenses incurred in providing these services. PIC is registered as an investment adviser under the Investment Advisers Act of 1940.

                                  Contract Charges

                             DEFERRED SALES CHARGE

No sales charge is imposed when a contribution is made on your behalf to VCA 10, VCA 11 or VCA 24. This means 100% of the contribution is invested. However, a deferred sales charge may be imposed if contributions are withdrawn within seven years after you began your participation in the MEDLEY Program. The amount of the deferred sales charge depends on the number of years you have been in the MEDLEY Program, the year in which the withdrawal is made and the kind of retirement arrangement that covers the Participant.

The maximum deferred sales charge that may be imposed are shown below. Certain Contracts may impose lower deferred sales charges.

    Years of                             Deferred Sales
Participation in                       Charge, as a % of
  the Program*                      Contributions Withdrawn
----------------                    -----------------------
Up to 1 year.............                     7%
1 year up to 2 years.....                     6%
2 years up to 3 years....                     5%
3 years up to 4 years....                     4%
4 years up to 5 years....                     3%
5 years up to 6 years....                     2%
6 years up to 7 years....                     1%
7 years and after........                     0%

-----------------------
* If you make a withdrawal on the anniversary date of your participation in the MEDLEY Program, any applicable deferred sales charge will be based on the longer period of Program participation.

The deferred sales charge is used to compensate PIMS for its expenses in selling the Contracts. If PIMS' expenses exceed the amount of deferred sales charges received, Prudential will make up the difference from its general account.

The applicable deferred sales charge is deducted from the amount withdrawn. For purposes of calculating charges, your participation in the MEDLEY Program begins on the date we accept the first contribution made on your behalf under one of the Contracts, a Companion Contract, the fixed rate option, mutual fund or other investment vehicles made available by Prudential. Before a contribution will be accepted, however, it must be received in "good order." This means that all requested information must be submitted in a manner satisfactory to Prudential.

                        WAIVER OF DEFERRED SALES CHARGE

A deferred sales charge will not be imposed on any contributions you withdraw:

- to purchase an annuity under a Contract

- to provide a death benefit

- under the systematic withdrawal plan

- under a minimum distribution plan

- in the case of financial hardship or disability retirement as determined under an employer's retirement arrangement

- (except for IRAs) due to a Participant's resignation or retirement or termination of the Participant's employment by the Contractholder

- after 7 years of participation in the MEDLEY Program

If you decide to transfer contributions among the investment options available under your Contract, you will not be subject to a deferred sales charge. However, these transfers are treated as contributions into the new investment option for purposes of determining any deferred sales charges on future withdrawals.

Under certain circumstances, you may borrow contributions made on your behalf. A loan will reduce the number of your Units but will not be subject to a deferred sales charge. As you pay back the loan, any principal repayment will be treated as a new contribution for purposes of calculating any deferred sales charge on future withdrawals. If a Participant defaults on a loan, the outstanding balance of the loan will be treated as a withdrawal and the deferred sales charge will apply.

Withdrawals, transfers and loans from VCA 10, VCA 11 and VCA 24 are considered to be withdrawals of contributions until all of the Participant's contributions have been withdrawn, transferred or borrowed. No deferred sales charge is imposed on withdrawals of any amount in excess of contributions.

                                 ANNUAL ACCOUNT FEE

Every year, you will be charged an account fee for recordkeeping and other administrative services. This fee is paid to Prudential and will not exceed $30 in any year. The account fee is deducted automatically from your account on the last business day of each calendar year. New Participants will only be charged a portion of the annual account fee, depending on the number of months remaining in the calendar year after the first contribution is made.

If you withdraw all your contributions (other than to purchase an annuity under a Contract) before the end of a year, the fee will be charged on the date of the last withdrawal. In this case, the fee will be prorated unless you withdraw all of your contributions in the same year the initial contribution is made - in which case, the full account fee will be charged.

The total annual account charge with respect to all of a Participant's accounts will not be greater than $30. The charge will first be made against a Participant's account under a fixed-dollar Companion Contract or fixed rate option of a Combination Contract. If the Participant has no account under a Companion Contract or the fixed rate option, or if that account is too small to pay the charge, the charge will be made against the Participant's account in VCA 11. If the Participant has no VCA 11 account, or if that account is too small to pay the charge, the charge will then be made against the Participant's VCA 10 account. If the Participant has no VCA 10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA 24.

                     CHARGE FOR ADMINISTRATIVE EXPENSE AND
                        INVESTMENT MANAGEMENT SERVICES

Like many other variable annuity contracts, VCA 10 and VCA 11 are subject to fees for investment management and administration services. These fees are deducted directly from the assets of VCA 10 and VCA 11 but will have the effect of decreasing their investment performance, which in turn, determines how much you earn during the accumulation period of your Contract.

VCA 10 and VCA 11 are each charged an annual investment management fee of .25 of 1% of their net assets. In addition, each is also charged an annual administration fee of .75 of 1% of its net assets.

VCA 24 is subject to an annual administrative fee of .75 of 1% of its net assets. Although VCA 24 itself does not pay an investment management fee, the Series Fund portfolios do as follows:

                             Investment Management Fee
Portfolio                     (as a % of net assets)
---------                    -------------------------
Conservative Balanced..                0.55%
Diversified Bond.......                0.40%
Equity.................                0.45%
Flexible Managed.......                0.60%
Global.................                0.75%
Government Income......                0.40%
Stock Index............                0.35%

Other expenses incurred by the Series Fund portfolios include costs of portfolio transactions, legal and accounting expenses, and the fees of the Series Fund's custodian and transfer agent. More information about these expenses is included in the accompanying Series Fund prospectus.

                            MODIFICATION OF CHARGES

Under certain of the Contracts, Prudential may impose lower deferred sales charges and account fees. We would do this if we think that our sales or administrative costs with respect to a Contract will be less than for the other Contracts. This might occur if Prudential is able to save money by using mass enrollment procedures or if recordkeeping or sales efforts are performed by the Contractholder or a third party. We may also lower the deferred sales charge to comply with state laws.

                                 THE CONTRACTS

The Contracts described in this prospectus are generally issued to employers who make contributions on behalf of their employees. The Contracts can also be issued to associations or trusts that represent employers or represent individuals who themselves become Participants. Even though the employer, association or trust is the Contractholder, the Participants usually - although not always - have the rights under the Contract described in this prospectus. You should check the provisions of your employer's plan or any agreements with your employer to see if there are any limitations on your Contract rights.

For individuals who are not associated with a single employer or other organization, Prudential offers a Non-Qualified Combination Contract.

                            THE ACCUMULATION PERIOD

1. Contributions

In most cases, contributions are made through a payroll deduction or similar arrangement with the Contractholder. If contributions are being made to an Individual Retirement Annuity they must be at least $500. (Contributions to an Individual Retirement Annuity for a non-working spouse or a working spouse who elects to be treated as a non-working spouse are limited to $250 per year.)

You decide how contributions made on your behalf will be allocated among the investment options available under your Contract. You can change this allocation by simply notifying us at the address shown on the cover of this prospectus - or if some other organization provides the recordkeeping services under your Contract, by contacting them.

When a contribution is made, 100% of it is invested in the investment option you have chosen. You are credited with Units which are determined by dividing the amount of the contribution by the Unit Value for that investment option for that day. Then the value of your Units is adjusted each business day to reflect the performance and expenses of your investment option. Units will be redeemed as necessary to pay your annual account charge.

The first contribution made on your behalf will be invested within two business days after it has been received by us if we receive all the necessary enrollment information. If the Contractholder submits an initial contribution for you and the enrollment form is not in order, we will place the contribution into one of two money market options until the paperwork is complete. The two money market options are:

- If the Contractholder has purchased only MEDLEY Contracts or a MEDLEY Contract together with either a group variable annuity contract issued through The Prudential Variable Contract Account-2 or unaffiliated mutual funds, then the initial contribution will be invested in VCA 11.

- If the Contractholder has purchased MEDLEY contracts as well as shares of a money market fund, the initial contribution will be invested in that money market fund.

In this event, the Contractholder will be promptly notified. However, if the enrollment process is not completed within 105 days, we will redeem the money market shares. Any proceeds paid to the Contractholder under this procedure may be considered a prohibited transaction and taxable reversion to the Contractholder under current provisions of the Code. Similarly, returning proceeds may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974, as amended (ERISA), to hold all plan assets in trust. Both problems may be avoided if the Contractholder arranges to have the proceeds paid into a qualified trust or annuity contract.

2. The Unit Value

Unit Values are determined each business day by multiplying the previous day's Unit Value by the "gross change factor" for the current business day and reducing this amount by the daily equivalent of the investment management and administrative fees. The gross change factor for VCA 10 and VCA 11 is determined by dividing the current day's net assets, ignoring changes resulting from new purchase payments and withdrawals, by the previous day's net assets. The gross change factor for VCA 24 is calculated by dividing the current day's net asset value per share of the applicable portfolio of the Series Fund by the previous day's net value per share.

3. Withdrawal of Contributions

Because the Contracts are intended as a part of your retirement arrangements there are certain restrictions on when you can withdraw contributions. For example, if your retirement plan is subject to Sections 401(a) or 403(b) of the Internal Revenue Code, contributions made from a Participant's own salary (before taxes) cannot be withdrawn unless the Participant is at least 59 1/2 years old, no longer works for his or her employer, becomes disabled or dies. (Contributions made from your own salary may sometimes be withdrawn in the case of hardship, but you

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

need to check your particular retirement arrangements.) Some retirement arrangements will allow you to withdraw contributions made by the employer on your behalf or contributions you have made with after-tax dollars.

Retirement arrangements that are not covered by Sections 401(a) or 403(b) of the Internal Revenue Code are subject to different limitations. For example,
Section 457 Plans usually allow withdrawals only when the Participant reaches 70 1/2 years of age, no longer works for his or her employer or for unforeseeable emergencies.

Under certain retirement arrangements, federal law requires that married Participants must obtain their spouses' written consent to make a withdrawal request. The spouse's consent must be notarized or witnessed by an authorized plan representative.

BECAUSE WITHDRAWALS WILL GENERALLY HAVE FEDERAL TAX IMPLICATIONS, WE URGE YOU TO CONSULT WITH YOUR TAX ADVISER BEFORE MAKING ANY WITHDRAWALS UNDER YOUR CONTRACT.

Minimum Withdrawals. Certain Contracts require that any withdrawal must be at least $250. If your Units are worth less than $250, these Contracts may permit you to make a single withdrawal of all your Units. The amount withdrawn will be subject to any applicable deferred sales charges and, if you are withdrawing all of your Units, the full annual account charge will be automatically deducted regardless of when in the calendar year you make the withdrawal.

Payment of Redemption Proceeds. In most cases, once we receive a withdrawal request in good order, we will pay you the redemption amount (less any applicable deferred sales charges and account fees) within seven days. The SEC permits us to delay payment of redemption amounts beyond seven days under certain circumstances - for example, when the New York Stock Exchange is closed or trading is restricted.

Plan Expenses. Under certain Contracts, withdrawals may be made to pay expenses of the plan.

4. Systematic Withdrawal Plan

If you are at least 59 1/2 years old and have Units equal to least $5,000, you may be able to participate in the Systematic Withdrawal Plan. However, participation in this program may have significant tax consequences and Participants should consult with their tax adviser before signing up.

Plan enrollment. To participate in the Systematic Withdrawal Plan, you must make an election on a form approved by Prudential. (Under some retirement arrangements, if you are married you may also have to obtain your spouse's written consent in order to participate in the Systematic Withdrawal Plan.) You can choose to have withdrawals made on a monthly, quarterly, semi-annual or annual basis. On the election form, you will also be asked to indicate whether you want payments in equal dollar amounts or made over a specified period of time. If you choose the second option, the amount of the withdrawal payment will be determined by dividing the total value of your Units by the number of withdrawals left to be made during the specified time period. These payments will vary in amount reflecting the investment performance of your investment option during the withdrawal period. You may change the frequency of withdrawals, as well as the amount, once during each calendar year on a form which we will provide to you on request.

Applicability of Deferred Sales Charge. No deferred sales charge is imposed on withdrawals made under the Systematic Withdrawal Plan. However, we reserve the right to impose a charge if you participate in the Systematic Withdrawal Plan for less than three years. A Participant in the Systematic Withdrawal Plan who is over 59 1/2 may make one additional withdrawal during each calendar year in an amount that does not exceed 10% of the aggregate value of his or her Units. This withdrawal will not be subject to any deferred sales charge. (Different procedures may apply if Prudential is not the recordkeeper for your Contract.)

Termination of Plan Participation. You may terminate your participation in the Systematic Withdrawal Plan at any time upon notice to us. If you do so, you cannot participate in the Systematic Withdrawal Plan again until the next calendar year.

Order of Withdrawals. When you participate in the Systematic Withdrawal Plan, withdrawals will be made first from your Companion Contract Units or fixed rate option Units, if any. Once all of these Units have been redeemed, systematic withdrawals will be made by redeeming your Units in the following order:

First, VCA 11 Units

- Next, VCA 10 Units

- Next, Units in the Equity Portfolio of the Series Fund

- Next, Units in the Diversified Bond Portfolio of the Series Fund

- Next, Units in the Conservative Balanced Portfolio of the Series Fund

- Next, Units in the Flexible Managed Portfolio of the Series Fund

- Next, Units in the Stock Index Portfolio of the Series Fund

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


- Next, Units in the Government Income Portfolio of the Series Fund

- Next, Units in the Global Portfolio of the Series Fund

5. Texas Optional Retirement Program

Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program in order to comply with the provisions of Texas law relating to this program. Please refer to your Contract documents if this applies to you.

6. Death Benefits

In the event a Participant dies before the income period under a Contract is completed, a death benefit will be paid to the Participant's designated beneficiary. The death benefit will equal the value of the Participant's Units on the day we receive the claim in good order, less the annual account fee.

Payment Methods. You, the Participant, can elect to have the death benefit paid to your beneficiary in one cash sum, as systematic withdrawals, as an annuity, or a combination of the three, subject to the minimum distribution rules of
Section 401(a)(9) of the Internal Revenue Code described below. If you do not make an election, your beneficiary may chose from the four options within the time limit set by your retirement arrangement. If the beneficiary does not make the election within the time limit, he or she will receive a one-sum cash payment equal to the aggregate value of the Participant's Units less the annual account fee.

Minimum Death Benefit. Under certain retirement arrangements, if you (or your beneficiary, if you did not) elected to have the death benefit paid in one-sum cash payment by redeeming all of your Units in one or more of the investment options, Prudential will add to the payment, if necessary, so that the death benefit is not less than the contributions made on your behalf (less any withdrawals, transfers and the annual account fee). Certain Contracts may provide for an even higher minimum amount.

ERISA. Under certain types of retirement plans, ERISA requires that in the case of a married Participant who dies prior to the date payments could have begun, a death benefit be paid to the Participant's spouse in the form of a "qualified pre-retirement survivor annuity." This is an annuity for the lifetime of the Participant's spouse in an amount which can be purchased with no less than 50% of the value of the Participant's Units as of the date of the Participant's death. In these cases, the spouse may consent to waive the benefit. The consent must be in a writing, acknowledge the effect of waiving the coverage, contain the signatures of both the Participant and the spouse and be notarized or witnessed by an authorized plan representative. If the spouse does not consent, or the consent is not in good order, 50% of the value of the Participant's Units will be paid to the spouse, even if the Participant named someone else as the beneficiary. The remaining 50% will be paid to the designated beneficiary.

Annuity Option. Under many retirement arrangements, a beneficiary who elects a fixed-dollar annuity death benefit may choose from among the forms of annuity available. (See "The Annuity Period - Available Forms of Annuity," below.) He or she will be entitled to the same annuity purchase rate basis that would have applied if you were purchasing the annuity for yourself. The beneficiary may make this election immediately or at some time in the future.

Systematic Withdrawal Option. If a beneficiary has chosen to receive the death benefit in the form of systematic withdrawals, he or she may terminate the withdrawals and receive the remaining value of the Participant's Units in cash or to purchase an annuity. The beneficiary may also change the frequency or amount of withdrawals, subject to the minimum distribution rules described below.

Until Pay-out. Until all of your Units are redeemed and paid out in the form of a death benefit, they will be maintained for the benefit of your beneficiary. However, a beneficiary will not be allowed to make contributions or take a loan against the Units. No deferred sales charges will apply on withdrawals by a beneficiary.

7. Discontinuance of Contributions

A Contractholder can stop contributions on behalf of all Participants under a Contract by giving notice to Prudential. If this happens, you may still make withdrawals in order to transfer amounts, purchase an annuity or for any other purpose - just as if contributions were still being made on your behalf. But if contributions are discontinued for a certain length of time (24 months in certain states, 36 in others) and your Units equal less than a certain amount ($1,000 in certain states, $2,000 in others), we have the right under some retirement arrangements to redeem your Units. In that case, you would receive the value of your Units - less the annual account charge - as of the date of cancellation.

We also have the right to refuse new Participants or new contributions on behalf of existing Participants upon 60 days' notice to the Contractholder. (Some Contracts require 90 days' advance notice.)

8. Transfer Payments

Under most of the Contracts, you can transfer all or some of your Units from one investment option to another. In

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

order to make a transfer, you need to provide us with a completed written transfer request form or a properly authorized telephone or Internet transfer request (see below). There is no minimum transfer amount but we have the right to limit the number of transfers you make in any given period of time. Although there is no charge for transfers currently, we may impose one at any time upon notice to you.

Processing Transfer Requests. On the day we receive your transfer request in good order, we will redeem the number of Units you have indicated (or the number of Units necessary to make up the dollar amount you have indicated) and invest in Units of the investment option you have selected. The value of the Units redeemed and of the Units in the new investment option will be determined by dividing the amount transferred by the Unit Value for that day for the respective investment option.

Different procedures may apply if recordkeeping services for your Contract are performed by an organization other than Prudential.

Alternate Funding Agency. Some Contracts provide that if a Contractholder stops making contributions, it can request Prudential to transfer Units from any of the investment options to a designated alternate funding agency. If the Contract is used in connection with certain non-qualified annuity arrangements, tax-deferred annuities subject to Section 403(b) of the Internal Revenue Code or with an Individual Retirement Annuity, we will notify each Participant with Units as of the date of the Contractholder's request. A Participant may then choose to keep his or her Units in the MEDLEY investment options or have them transferred to the alternate funding agency. If we do not hear from a Participant within 30 days, his or her Units will remain in the MEDLEY investment options.

If a Contractholder stops contributions under a Contract used in connection with a deferred compensation plan subject to Section 457 of the Internal Revenue Code, Prudential has the right to transfer Participants' Units from VCA 10, VCA 11 and VCA 24 to an alternate funding agency.

9. Requests by Telephone and other Electronic Means

Depending on your Contract, you may be able to make transfers and other transactions by telephone, telecopy or other electronic means - like the Internet. If your Contract provides for these privileges, you will automatically be able to use them unless you decline them in writing on a form provided by us or the Contractholder.

For your protection and to prevent unauthorized exchanges, telephone calls and other communications will be recorded and you will be asked to provide your personal identification number or other identifying information. Neither Prudential nor our agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine.

During times of extraordinary economic or market changes, electronic instructions may be difficult to implement.

Some states may not allow these privileges.

10. Prudential Mutual Funds

We may offer certain Prudential mutual funds as an alternative investment vehicle for existing MEDLEY Contractholders. These funds are managed by Prudential Investments Fund Management LLC, a wholly-owned subsidiary of Prudential. If the Contractholder elects to make one or more of these funds available, Participants may direct new contributions to the funds.

Exchanges. Prudential may also permit Participants to exchange some or all of their MEDLEY Units for shares of the Prudential mutual funds without imposing any sales charges. In addition, Prudential may allow Participants to exchange some or all of their shares in the Prudential mutual funds for MEDLEY Units. No sales charge is imposed on these exchanges or subsequent withdrawals. Before deciding to make any exchanges, you should carefully read the prospectus for the Prudential mutual fund you are considering. The Prudential mutual funds are not funding vehicles for variable annuity contracts and therefore do have the same features - such as a minimum death benefit - as the MEDLEY Contracts.

Offer Period. Prudential will determine the time periods during which these exchange rights will be offered. In no event will these exchange rights be offered for a period of less than 60 days. Any exchange offer may be terminated, and the terms of any offer may change. After an offering, a Participant may only make transfers to the Prudential mutual funds to the extent his or her Units are not subject to a deferred sales charge.

Annual Account Fee. If a Participant exchanges all of his or her MEDLEY Units for shares in the Prudential mutual funds, the annual account fee under the Contract may be deducted from the Participant's mutual fund account.

Taxes. Generally, there should be no adverse tax consequences if a Participant in a qualified retirement arrangement, in a deferred compensation plan under
Section 457 or in an individual retirement annuity under Section 408 of the Internal Revenue Code elects to exchange amounts in the Participant's current MEDLEY account(s) for shares of Prudential mutual funds or vice versa. For 403(b) plans, exchanges from a MEDLEY account to a Prudential mutual fund will be effected from a 403(b) annuity con-tract to a 403(b)(7) custodial account so that such transactions will not constitute taxable distributions. Conversely, exchanges from a Prudential mutual fund to a MEDLEY account will be effected from a 403(b)(7) custodial account to a 403(b) annuity contract so that such transactions will not constitute taxable distributions. However, 403(b) Participants should be aware that the Internal Revenue Code may impose more restrictive rules on early withdrawals from Section 403(b)(7) custodial accounts under the Prudential mutual funds than under the MEDLEY Program.

Non-Qualified Contracts. For tax reasons, Prudential does not intend to permit exchanges from a MEDLEY Contract to a Prudential mutual fund for Participants under a Non-Qualified Combination Contract issued to a plan covering employees that share a common employer or that are otherwise associated.

Demutualization. If the Contractholder makes Prudential mutual funds available and Participants exchange their MEDLEY Units for shares of the Prudential mutual funds, and if Prudential demutualizes in the future, the Contractholder might not receive consideration it might otherwise have received or the amount of the consideration the Contractholder receives could be smaller than had Participants not exchanged MEDLEY Units. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, while mutual fund customers and customers of the company's subsidiaries would not be. Under New Jersey's demutualization law, an annuity contract would have to be in effect on the date Prudential's Board of Directors adopts a plan of reorganization in order to be considered for eligibility. A MEDLEY Contract will cease to be in effect when all the Participants have exchanged their Units under a MEDLEY Contract. Decisions regarding the exchange of MEDLEY should be based on the desire for the features of the mutual funds as well as Participants' insurance needs, and not on Prudential's potential for demutualization. For more information about demutualization, see "Prudential,"above.

11. Discovery Select(SM) Group Retirement Annuity

Certain Participants may be offered an opportunity to exchange their MEDLEY Units for interests in Discovery Select(SM) Group Retirement Annuity (Discovery Select), which offers 22 different investment options. The mutual funds available through Discovery Select are described in the Discovery Select prospectus and include both Prudential and non-Prudential funds.

For those who are eligible, no charge will be imposed upon transfer into Discovery Select, however, Participants will become subject to the charges applicable under that annuity. For purposes of calculating the accumulation period and any applicable deferred sales charges, years of participation in the MEDLEY Program will be counted as years of participation in Discovery Select. Generally, there should be no adverse tax consequences if a Participant in a qualified retirement arrangement, Section 403(b) plan, Section 457 plan, or
Section 408 individual retirement annuity elects to exchange MEDLEY Units for interests in Discovery Select.

A copy of the Discovery Select prospectus can be obtained at no cost by calling 1-800-458-6333.

If the Contractholder makes Discovery Select available and Participants exchange their MEDLEY Units for interests in Discovery Select, and if Prudential demutualizes in the future, the Contractholder might not receive consideration it might otherwise have received or the amount of the consideration the Contractholder receives could be smaller than had Participants not exchanged MEDLEY. Decisions regarding the exchange of MEDLEY should be based on the desire for the features of Discovery Select as well as Participants' insurance needs, and not on Prudential's potential demutualization. For more information about demutualization, see "Prudential," above.

12. Loans

Many of the Contracts permit Participants to borrow against their Units. Like any other loan, the Participant is required to make periodic payments of interest plus a portion of the principal. These payments are then invested in the investment options chosen by the Participant or specified in the Contracts.

The ability to borrow, as well as the interest rate and other terms and conditions of these loans, may vary from Contract to Contract. Participants interested in borrowing should consult their Contractholder or Prudential.

Loan Amount. In general (though not under all Contracts), the minimum loan amount is set out in the Contract documents, or if not specified, will be determined by Prudential. The most a Participant may borrow is the lesser of:

- $50,000 reduced by the highest outstanding balance of loans during the one-year period preceding the date of the loan, or

- 50% of the value of the Participant's Units.

This maximum is set by federal tax law and applies to all of your loans from any qualified retirement plan of your employer. Since we cannot monitor your loan activity relating to other plans, it is your responsibility to do so.

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

FAILING TO COMPLY WITH THESE REQUIREMENTS OR DEFAULTING UNDER A LOAN COULD HAVE NEGATIVE TAX CONSEQUENCES.

Fees. A loan application fee of up to $75 will be charged at the time the loan is made. This fee will be automatically deducted from your account. Prudential also charges a loan maintenance fee of up to $25 a year for its recordkeeping and other administrative services provided in connection with the loan. The loan maintenance fee, which is deducted quarterly, will be pro rated in the year in which the loan is repaid.

13. Modified Procedures

Under some Contracts, the Contractholder or a third party provides the recordkeeping services that would otherwise be provided by Prudential. These Contracts may have different deferred sales charges and annual account charges than those described in this prospectus. They also may have different procedures for allocation, transfer and withdrawal requests. For more information, contact your Contractholder or third party recordkeeper.

                              THE ANNUITY PERIOD

1. Electing the Annuity Date and the Form of Annuity

If permitted under federal tax law and your Contract, you may have all or any part of your Units in VCA 10, VCA 11 or VCA 24 used to purchase a fixed-dollar annuity under the MEDLEY Program. If you decide to purchase an annuity, you can choose from any of the options described below unless your retirement arrangement otherwise restricts you.

The Retirement Equity Act of 1984 requires that a married Participant under certain types of retirement arrangements must obtain the consent of his or her spouse if the Participant wishes to select a payout that is not a qualified joint and survivor annuity. The spouse's consent must be signed, and notarized or witnessed by an authorized plan representative.

Withdrawals from VCA 10, VCA 11 and VCA 24 that are used to purchase fixed-dollar annuity under the MEDLEY Program become part of Prudential's general account, which supports insurance and annuity obligations. Similarly, amounts allocated to the Companion Contract or the fixed rate option under a Combination Contract become part of Prudential's general account. Because of exemptive and exclusionary provisions, interest in the general account have not been registered under the Securities Act of 1933 (the 1933 Act) nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the fixed-dollar annuity that may be purchased under the Contracts. Disclosures regarding this annuity and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.

2. Available Forms of Annuity

OPTION 1 - LIFE ANNUITY WITH PAYMENTS CERTAIN.

If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. You also get to specify a number of minimum payments that will be made - 60, 120, 180 or 240 months - so that if you pass away before the last payment is received, your beneficiary will continue to receive payments for that period.

OPTION 2 - ANNUITY CERTAIN.

If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. However, unlike Option 1, these payments will only be paid during the period you have specified (60, 120, 180 or 240 months). If you pass away before the last payment is received, your beneficiary will continue to receive payments for that period. If you outlive the specified time period, you will no longer receive any annuity payments.

OPTION 3 - JOINT AND SURVIVOR ANNUITY WITH PAYMENTS CERTAIN.

If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the "contingent annuitant," if living, for the remainder of her or his lifetime.

When you purchase this type of annuity you will be asked to:

- specify the length of time you want the contingent annuitant to receive monthly payments in the same amount as the monthly payments you have received (this is called the period certain) AND

- set the percentage of the monthly payment - for example, 33% or 66% or even 100% - you want paid to the contingent annuitant after the period certain for the remainder of his or her lifetime.


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
If both you and the contingent annuitant pass away during the period certain, payments will be made to the properly designated beneficiary.

Not all of the above forms of annuity may be available under your retirement arrangements. In some cases, other forms of annuity are available under the Contracts.

3. Purchasing the Annuity

Once you have selected the type of annuity, you must submit to Prudential a written election on a form that we will provide to you on request. Unless you request otherwise, the annuity will begin on the first day of the month after we have received your election form in good order and you will receive your first annuity payment within one month after that.

If you withdraw contributions to purchase an annuity, no deferred sales charge will apply. If it is necessary to withdraw all of your contributions in order to purchase the annuity, the full annual account charge will be charged unless the annuity becomes effective on January 1 of any year. The remainder - less any applicable taxes on annuity considerations - will be applied to the appropriate annuity purchase rate set forth in your Contract. (Prudential has the right to determine the amount of monthly payments from annuity purchase rates if they would provide a larger monthly payment than the rate shown in your Contract.)

The schedule of annuity purchase rates in a Contract is guaranteed by Prudential for ten years from the date the Contract is issued. If we modify the rates after ten years, the new rates will be guaranteed for the next ten years. A change in annuity purchase rates used for annuities described in Option 2 above will only apply to contributions made after the date of the change. A change in the rates under the other options will apply to all of your contributions.

                                  ASSIGNMENT

The right to any payment under a Contract is neither assignable nor subject to the claim of a creditor unless state or federal law provides otherwise.

                           CHANGES IN THE CONTRACTS

We have the right under some Contracts to change the annual account fee and schedule of deferred sales charges after two years. In the event we decide to change the deferred sales charge schedule, the new charges will only apply to the contributions you withdraw after the change takes place. For this purpose, contributions will be treated as withdrawn on a first-in, first-out basis.

Some Contracts also provide that after they have been in effect for five years, Prudential may change:

- the deduction from VCA 10, VCA 11 or VCA 24 assets for administrative expenses,

- the terms and conditions under which a deferred sales charge is imposed,

- the minimum contribution amount, AND

- the terms and amount of any transfer or withdrawal (provided these changes are permitted under law).

These changes would apply to all of your contributions, regardless of when they were made.

Some of the Contracts allow us to revise the annual annuity purchase rates from time to time and all of the Contracts permit us to make changes if we consider it necessary to comply with any laws or regulations. A Contract may also be changed at any time by agreement of the Contractholder and Prudential - however, no change will be made in this way that would adversely affect the rights of anyone who purchased an annuity prior to that time unless we first receive their approval.

If Prudential does modify any of the Contracts as discussed above, it will give the Contractholder at least 90 days' prior notice.

We reserve the right to operate VCA 24 as a different form of registered investment company or as an unregistered entity, to transfer the Contracts to a different separate account, or to no longer offer certain of the Series Fund portfolios, to the extent permitted by law. We also reserve the right to substitute the shares of any other registered investment company for shares in the Series Fund that you hold under a Contract. Before we could do this, however, under current law we would have to obtain the SEC's permission and notify the Contractholders.

                                    REPORTS

At least once a year, you will receive a report from us showing the number of your Units in each of VCA 10, VCA 11 and VCA 24. You will also receive semi-annual reports showing the financial condition of these investment options.

If a single individual or company invests in the Series Fund through more than one variable insurance contract, then the individual or company will receive only one copy of the Series Fund annual and semi-annual reports unless we are directed otherwise.

                            PERFORMANCE INFORMATION

Performance information for VCA 10, VCA 11 and the Series Fund portfolios may appear in advertisements and reports to current and prospective Contractholders and Participants. This performance information is based on actual historical performance and does not indicate or represent future performance.

Total return data is based on the overall dollar or percentage change in the value of a hypothetical investment. Total return quotations reflect changes in Unit Values and the deduction of applicable charges.

A cumulative total return figure reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

VCA 11 may also advertise its current and effective yield. Current yield reflects the income generated by an investment in VCA 11 over a specified seven day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested.

Comparative performance information may from time to time be included in reports or advertising, including but not limited to, data from Morningstar, Inc., Lipper Inc., Standard & Poor's 500 Composite Price Index, Lehman Brothers indexes and other commonly used indexes or industry publications.

                      PARTICIPATION IN DIVISIBLE SURPLUS

A mutual life insurance company, like Prudential, differs from a stock life insurance company in that it has no stockholders who are the owners of the enterprise. Rather, the holders of Prudential contracts participate in the divisible surplus of Prudential, if any, according to the annual determination of the Prudential Board of Directors. For Contracts described in this prospectus, any surplus determined by the Prudential Board of Directors as a dividend is credited to Participants. NO ASSURANCE CAN BE GIVEN AS TO THE AMOUNT, IF ANY, THAT WILL BE AVAILABLE FOR DISTRIBUTION UNDER THESE CONTRACTS IN THE FUTURE.

The following payments of divisible surplus were made under the Contracts in the years indicated:

               1998        1997        1996
             ---------    ------     -------
VCA 10     ($1,425,180)  ($32,895)  ($980,047)
VCA 11      (1,588,734)         0     (89,828)
VCA 24       2,782,398    614,058     789,747

                               Federal Tax Status

The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice.

TAX-QUALIFIED RETIREMENT ARRANGEMENTS
USING THE CONTRACTS

The Contracts may be used with qualified pension and profit sharing plans, plans established by self-employed persons (Keogh plans), simplified employee pension plans (SEPs), individual retirement plan accounts (IRAs), and retirement programs governed by Internal Revenue Code Section 403(b) (Section 403(b) plans). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex and you are advised to consult a qualified tax adviser.

The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax-exempt organization (called Section 457 plans after the Internal Revenue Code section that governs their structure). Tax-exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements. Please refer to the discussion of "Entity Owners" below, which may be applicable in certain circumstances.

Contributions

In general, assuming that you and your Contractholder follow the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year.

Earnings

Under the retirement programs with which the Contracts may be used, federal income tax currently is not imposed upon the investment income and realized gains earned by the investment option until you receive a distribution or withdrawal.

Distribution or Withdrawal

When you receive a distribution or withdrawal (either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement) all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special 5-year or 10-year income averaging rule. The 5-year averaging rule will not be available for tax years beginning after 1999.

Furthermore, premature distributions or withdrawals may be restricted or subject to a penalty tax. The restrictions are discussed in the "Taxes on Withdrawals and Surrender" section below. Participants contemplating a withdrawal should consult a qualified tax adviser.

Minimum Distribution Rules

In general, distributions from qualified retirement arrangements and Section
457 plans must begin by the "Required Beginning Date" which is April 1 of the calendar year following the later of (1) the year in which you attain age 70 1/2 or (2) you retire. The following exceptions apply:

- For a Section 403(b) plan, only benefits accruing after December 31, 1986 must begin distribution by the Required Beginning Date.

- For IRAs or if you are a 5% owner of the Contractholder as defined under the Internal Revenue Code, distributions must begin by April 1 of the calendar year following the year you attain age 70 1/2.

Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for your life or the lives of you and your designated beneficiary, or over a period that is not longer than your life expectancy or the life expectancies of you and your designated beneficiary.

Distributions to beneficiaries are also subject to minimum distribution rules. If you die before your entire interest in your Accumulation Accounts has been distributed, your remaining interest must be distributed at least as rapidly as under the method of distribution being used as of your date of death. If you die before distributions have begun (or are treated as having begun) the entire interest in your Accumulation Accounts must be distributed by December 31 of the calendar year containing the fifth anniversary of your death. Alternatively, if there is a designated beneficiary, the designated beneficiary may elect to receive payments beginning no later than December 31 of the calendar year immediately following the year in which you die and continuing for the beneficiary's life or a period not exceeding the beneficiary's life expectancy (except that with respect to distributions from a Section 457 plan, such period cannot exceed 15 years).

Special rules apply where your spouse is your designated beneficiary.

In addition to the above rules, with respect to a Section 457 plan, any distribution that is payable over a period of more than one year can only be made in substantially non-increasing amounts no less frequently than annually.

If you or your beneficiary does not meet the minimum distribution requirements, an excise tax applies.

NON-QUALIFIED ARRANGEMENTS USING THE CONTRACTS

Taxes Payable by Participants

Prudential believes the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, you do not pay any tax as a result of any increase in the value of your investment options. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

Taxes on Withdrawals and Surrender

Amounts you withdraw before the annuity starting date are treated for tax purposes first as being withdrawals of investment income, rather than withdrawals of premium payments, until all investment income has been withdrawn. Therefore, you will be taxed on the amount you withdraw before you start receiving annuity payments to the extent that the cash value of your Contract (without a reduction for any withdrawal charge) exceeds your premium payments.

If you take a loan against your Contract or if you pledge the Contract, that is generally treated as a withdrawal and you may be taxed.

If you transfer the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or incident to divorce.

Taxes on Annuity Payments

A portion of each annuity payment a Participant receives will be treated as a partial return of purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.

After the full amount of the purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of the pur-chase payments have been recovered, a tax deduction is allowed for the unrecovered amount.

Penalty Taxes on Withdrawals and Annuity Payments

1. Any taxable amount received under the Contract may be subject to a 10 percent penalty tax. Amounts are not subject to this penalty tax if:

-  the amount is paid on or after you attain age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity; or

- the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

2. If the lifetime annuity payment stream is modified (other than as a result of death or disability) before age 59 1/2 (or before the end of the five year period beginning with the first payment and ending after age 59 1/2), the tax for the year of modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral.

Taxes Payable by Beneficiaries

Generally, the same tax rules apply to amounts received by a beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon death of a Participant as discussed further below.

Required Distributions Upon Death of Participant

Certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract.

- If the Participant dies on or after the annuity date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

- If the Participant dies before the annuity date, the entire interest in the Contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by the designated beneficiary and if annuity payments begin within 1 year of the death of the Participant, the value of the Contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. The designated beneficiary is the person to whom ownership of the Contract passes by reason of death, and must be a natural person.

- If any portion of the Contract is payable to (or for the benefit of) a Participant's surviving spouse, such portion of the Contract may be continued with the spouse as the owner.

ENTITY OWNERS

Where a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include Contracts held by an entity as an agent for a natural person, Contracts held under a qualified pension or profit sharing plan, a Section 403(b) plan or individual retirement plan (see discussion above) or Contracts that provide for immediate annuities.

WITHHOLDING

Taxable amounts distributed from annuity contracts in nonqualified annuity arrangements, individual retirement accounts, or individual retirement annuities are subject to tax withholding. You may generally elect not to have tax withheld from payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with Prudential. Absent these elections, Prudential will withhold the tax amounts required by the applicable tax regulations. You may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding.

In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; or (b) distributions for a specified period of 10 years or more; or (c) distributions required as minimum distributions.

Amounts that are received under a Contract used in connection with a Section 457 plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.

DEATH BENEFITS

In general, a death benefit consisting of amounts paid to your beneficiary is includable in your estate for federal estate tax purposes.

TAXES ON PRUDENTIAL

VCA 10, VCA 11, and VCA 24 are not considered separate taxpayers for purposes of the Internal Revenue Code. The earnings of these accounts are taxed as part of the operations of Prudential. We do not currently charge you for federal income taxes paid by Prudential. We will review the question of a charge for our federal income taxes attributable to the Contracts periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

                                 Voting Rights

VCA 10 and VCA 11 may call meetings of their Participants, just like other mutual funds have shareholder meetings. Each Participant in VCA 10 has the right to vote at meetings of VCA 10 Participants and each Participant in VCA 11 has the right to vote at meetings of VCA 11 Participants. With respect to VCA 24, Prudential votes shares of the Series Fund on behalf of the VCA 24 Participants, as those Participants direct. (Participants and beneficiaries under certain Contracts used in connection with certain non-qualified annuity arrangements and deferred compensation plans established under Section 457 of the Internal Revenue Code Section 457 Contracts - may have different voting rights than those described above. If this applies to you, please refer to your Contract documents.)

Participant meetings are not necessarily held every year. VCA 10 and VCA 11 Participant meetings may be called to elect Committee Members, vote on amendments to investment management agreements, and approve changes in fundamental investment policies. Under the Rules and Regulations of VCA 10 and VCA 11, a Participant meeting to elect Committee Members must be held if less than a majority of the Members of a Committee have been elected by Participants.

Prudential votes on behalf of the VCA 24 Participants on matters relating to the Series Fund. Participants can direct how Prudential will vote for them.

As a VCA 10 or VCA 11 Participant, you are entitled to the number of votes that equals the total dollar amount of your units. (Again, this may not be the case for Section 457 Contracts.) To the extent Prudential has invested its own money in VCA 10 or VCA 11, it will be entitled to vote on the same basis as other Participants. Prudential's votes will be cast in the same proportion that the other Participants vote - for example, if 25% of the Participants who vote are in favor of a proposal, Prudential will cast 25% of its votes in favor of the proposal.

                               Legal Proceedings

On October 28, 1996, Prudential entered into a Stipulation of Settlement in a multidistrict proceeding involving allegations of various claims relating to Prudential's life insurance sales practices. (In re Prudential Insurance Company of America Sales Practices Litigation, D.N.J., MDL No. 1061, Master Docket No. 95-4704 (AMW)). On March 7, 1997, the United States District Court for the District of New Jersey approved the Stipulation of Settlement as fair, reasonable and adequate, and later issued a Final Order and Judgment in the consolidated class actions before the court, 962 F. Supp. 450 (March 17, 1997, as amended April 14, 1997). The Court's Final Order and Judgment approving the class Settlement was appealed to the United States Court of Appeals for the Third Circuit, which upheld the district court's approval of the Stipulation of Settlement on July 23, 1998. The Supreme Court denied certiorari in January 1999, thereby making final the approval of the class action settlement.

Pursuant to the Settlement, Prudential agreed to provide and has been implementing an Alternative Dispute Resolution ("ADR") process for class members who believe they were misled concerning the sale or performance of their life insurance Contracts. As of December 31, 1998, based on an analysis of claims actually remedied, a sample of claims still to be remedied, and estimates of additional liabilities associated with the ADR program, management estimated the cost, before taxes, of remedying policyholder claims in the ADR process to be approximately $2.56 billion. While management believes these to be reasonable estimates based on available information, the ultimate amount of the total cost of remedied policyholder claims and other related costs is dependent on complex and varying factors, including the relief options still to be chosen by claimants, the dollar value of those options, and the number and type of claims that may successfully be appealed.

In addition, a number of actions have been filed against Prudential by policyholders who have excluded themselves from the Settlement; Prudential anticipates that additional suits may be filed by other policyholders.

Also, on July 9, 1996, a Multi-State Life Insurance Task Force comprised of insurance regulators from 29 states and the District of Columbia, released a report on Prudential's activities. As of February 24, 1997, Prudential had entered into consent orders or agreements with all 50 states and the District of Columbia to implement a remediation plan, whose terms closely parallel the Settlement approved in the MDL proceeding, and agreed to a series of payments allocated to all 50 states and the District of Columbia amounting to a total of approximately $65 million. These agreements are now being implemented through Prudential's implementation of the class Settlement.

Prudential's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted with precision. It is possible that the results of operations or the cash flow of the company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of the matters specifically discussed above. Management believes, however, that the ultimate resolution of all such matters, after consideration of applicable reserves, should not have a material adverse effect on Prudential's financial position.

                                   Year 2000

The services provided under the Contracts by Prudential depend on the smooth functioning of its computer systems. Many computer systems in use today are programmed to recognize only the last two digits of a date as the year. As a result, any systems using this kind of programming cannot distinguish a date using "00" and may treat it as "1900" instead of "2000." This problem may impact computer systems that store business information, but it could also affect other equipment used in our business like telephone, fax machines and elevators. If this problem is not corrected, the "Year 2000" issue could affect the accuracy and integrity of business records. Prudential's regular business operations could be interrupted as well as those of other companies that deal with us.

In addition, the operations of the Fund associated with VCA 24 could experience problems resulting from the Year 2000 issue. Please refer to the Fund's prospectus for information regarding its approach to Year 2000 concerns. The following describes Prudential's effort to address Year 2000 concerns.

To address this potential problem Prudential organized its Year 2000 efforts around the following three areas:

- Business Systems - Computer programs directly used to support our business;

- Infrastructure - Computers and other business equipment like telephones and fax machines; and

- Business Partners - Year 2000 readiness of essential business partners.

Business Systems. The business systems component includes a wide range of computer programs that directly support Prudential's business operations including systems for: insurance product processing, securities trading, personnel record keeping and general accounting systems. All business systems were analyzed to determine whether each computer program with a Year 2000 problem should be retired, replaced or renovated. The majority of this work has been completed. A few remaining programs are currently being tested and completion of this process is expected by June 1999.

Infrastructure. As with business applications, we established a specific methodology and process for addressing infrastructure issues. The infrastructure effort includes mainframe computer system hardware and operating system software, mid-range systems and servers, telecommunications equipment and systems, buildings and facilities systems, personal computers, and vendor hardware and software. Other than desktop systems, substantially all other infrastructure systems have been tested. Presently a small number of midrange computers, and building and facility systems are still in the testing phase. We expect to have the infrastructure implementation process completed by June 1999.

Business Partners. Prudential recognizes the importance of determining the Year 2000 readiness of external business relationships especially those that involve electronic data transfer products and services, and products that impact our essential business processes. Prudential first classified each business partner as "highly critical" or "less critical" to our business and then began to develop risk assessment and contingency plans to address the potential that a business partner could experience a Year 2000 failure. All highly critical business partner relationships have been assessed and contingency planning is completed. Risk assessment and contingency planning continues for less critical business partners, and the target completion date for these relationships is June 1999.

Prudential believes that the Business Application, Infrastructure and Business Partners components of the Year 2000 project are substantially on schedule. A small number of the projects may not meet their targeted completion date. However, Prudential expects that these projects will be completed by September 1999. If there are any delays, they should not have a significant impact on the timing of the project as a whole.

                        THE COST OF YEAR 2000 READINESS

Prudential is funding the Year 2000 program from internal operating budgets, and estimates that its total costs to address the Year 2000 issue will total approximately $220 million. Because these expenses were part of the operating budget, they did not impact the management of VCA 10, VCA 11 or VCA 24. During the course of the Year 2000 program, some optional computer projects have been delayed, but these delays have not had any material effect on VCA 10, VCA 11 or VCA 24.

                   YEAR 2000 RISKS AND CONTINGENCY PLANNING

Prudential believes that it is well positioned to lessen the impact of the Year 2000 problem. However, given the nature of this issue, we can not be 100% certain that we are completely prepared, particularly because we cannot be certain of Year 2000 readiness of third parties. As a result, we are unable to determine at this time whether the consequences of Year 2000 failures may have a material adverse effect on the results of Prudential's operations, liquidity or financial condition. In the worst case, it is possible that a Year 2000 technology failure, whether internal or external, could have a material impact on Prudential's results of operations, liquidity, or financial position. If Prudential is unable to address the Year 2000 problem, we may have difficulty in responding to your incoming phone calls, calculating your unit values or processing withdrawals and purchase payments. With respect to VCA 24, it is also possible that the Fund will be unable to value its securities, in turn creating difficulties in purchasing or selling its shares and calculating corresponding unit asset values. The objective of Prudential's Year 2000 program has been to reduce these risks as much as possible.

Most of the operations of VCA 10, VCA 11 or VCA 24 involve such a large number of individual transactions that they can only be handled with the help of computers. As a result, our current contingency plans include responses to the failure of specific business programs or infrastructure components. However, our contingency responses are now being reviewed and we expect to finalize them by June, 1999 to ensure that they are workable under the special conditions of a Year 2000 failure. Prudential believes that with the completion of its Year 2000 program as scheduled, the possibility of significant interruptions of normal operations will be reduced.

                             Additional Information

Registration statements under the Securities Act of 1933 have been filed with the SEC with respect to the Contracts. This prospectus does not contain all the information set forth in the registration statements, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C. upon payment of the fees prescribed by the SEC.

For further information, you may also contact Prudential's office at the address or telephone number on the cover of this prospectus.

A copy of the SAI, which provides more detailed information about the Contracts, may be obtained without charge by calling Prudential at 1-800-458-6333. The Statement includes:

              Table of Contents - Statement of Additional Information

                                                                                  PAGE
 INVESTMENT MANAGEMENT AND ADMINISTRATION OF VCA 10, VCA 11 AND VCA 24......         1
   Fundamental investment restrictions adopted by VCA 10....................         2
   Non-fundamental investment restrictions adopted by VCA 10................         3
   Fundamental investment restrictions adopted by VCA 11....................         4
   Non-fundamental investment restrictions adopted by VCA 11................         5
   Investment restrictions imposed by state law.............................         5
   Additional information about financial future contracts..................         6
   Additional information about options.....................................         7
   Forward foreign currency exchange contracts..............................        12
   Interest rate swaps......................................................        12
   Loans of portfolio securities............................................        13
   Portfolio turnover rate..................................................        13
   Portfolio brokerage and related practices................................        14
   Custody of securities....................................................        15
 PERFORMANCE INFORMATION....................................................        15
 THE VCA 10 AND VCA 11 COMMITTEES...........................................        18
 THE PRUDENTIAL INSURANCE COMPANY OF AMERICA-DIRECTORS......................        19
 THE PRUDENTIAL INSURANCE COMPANY OF AMERICA-PRINCIPAL OFFICERS.............        22
 SALE OF THE CONTRACTS......................................................        23
 EXPERTS....................................................................        24
 FINANCIAL STATEMENTS OF VCA 10.............................................       A-1
 FINANCIAL STATEMENTS OF VCA 11.............................................      A-11
 FINANCIAL STATEMENTS OF VCA 24.............................................      A-19
 CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
   COMPANY OF AMERICA AND SUBSIDIARIES......................................       B-1

                                    Appendix

Some of the terms used in this Prospectus to describe the investment objective and policies of VCA 11 are further explained below.

The term "money market" refers to the marketplace composed of the financial institutions which handle the purchase and sale of liquid, short-term, high-grade debt instruments. The money market is not a single entity, but consists of numerous separate markets, each of which deals in a different type of short-term debt instrument. These include U.S. government obligations, commercial paper, certificates of deposit and bankers' acceptances, which are generally referred to as money market instruments.

"U.S. Government obligations" are debt securities (including bills, certificates of indebtedness, notes, and bonds) issued by the U.S. Treasury or issued by an agency or instrumentality of the U.S. government which is established under the authority of an act of Congress. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Federal Farm Credit Bank, and the Federal Home Loan Bank. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. government. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself.

"Bank obligations" include (1) "Certificates of deposit" which are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year); (2) "Bankers' acceptances" which are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity; and (3) "Time deposits" which are non-negotiable deposits in a bank for a fixed period of time.

"Commercial paper" consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued to finance current operations. Commercial paper ratings are as follows:

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. (Moody's). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer: (2) economic evaluation of the issuer's industry or industries and appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relating to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Commercial paper rated A by Standard & Poor's Ratings Group (S&P) has the following characteristics as determined by S&P; liquidity ratios are better than the industry average; long-term senior debt rating is A or better (in some cases, BBB credits may be acceptable); the issuer has access to at least two additional channels of borrowing and basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification.

"Other corporate obligations" are bonds and notes, loan participations and other debt obligations created by corporations, banks and other business organizations, including business trusts. Corporate bond ratings are as follows:

Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating), they comprise what are generally known as high-grade bonds. They are rated lower than the best bond because margins of protection may not be as large as Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Bonds rated AA by S&P are judged by S&P to be high-grade obligations and, in the majority of instances, to differ only in small degree from issues rated AAA. Bonds rated AAA are considered by S&P to be highest grade obligations and possess the ultimate degree of protection as to principal and interest. As with AAA bonds, prices of AA bonds move with the long-term money market.

A "first tier" security is either (i) an "eligible security" that is rated, or has been issued by an issuer that is rated with respect to comparable securities, in the highest rating category for such securities or issuers by two nationally recognized statistical rating organizations ("NRSROs")* (or by only one NRSRO if it is the only NRSRO that has rated such security or issuer), or (ii) is an unrated short-term security of comparable quality as determined by the investment manager under the supervision of the VCA 11 Committee.

A "second tier" security is any "eligible security" other than a "first-tier" security.

-------------------------
* There are other NRSROs, in addition to S&P and Moody's, that use similar methodologies to rate debt securities.

                        FINANCIAL HIGHLIGHTS FOR VCA 10

               INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*
           (For an Accumulation Unit outstanding throughout the year)

The following financial highlights for the three-year period ended December 31, 1998 has been audited by PricewaterhouseCoopers LLP, independent accountants, whose unqualified report thereon appears in VCA 10's Annual Report dated December 31, 1998. The condensed financial information for each of the years prior to and including the period ended December 31, 1995 has been audited by other independent auditors, whose report thereon was also unqualified. The information set out below should be read together with the financial statements and related notes that also appear in VCA 10's Annual Report which is included in the SAI.

                                                               Year Ended
                        --------------------------------------------------------------------------------------------------
                        12/31/98  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Investment Income...    $  .0956  $  .0757  $  .0657  $  .0609  $  .0563  $  .0855  $  .0551  $  .0538  $  .0718  $  .0650
Expenses
  For investment
    management fee..       .0177     .0154     .0118     .0094     .0083     .0077     .0064     .0056     .0048     .0047
For administrative
  expenses not
  covered by the
  annual account
  charge............       .0530     .0461     .0354     .0282     .0251     .0230     .0192     .0169     .0144     .0141
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net investment
  income............       .0249     .0142     .0185     .0233     .0229     .0548     .0295     .0313     .0526     .0462
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Capital Changes
  Net realized
    gain (loss) on
    investments.....       .8002    1.2761     .5085     .3850     .1947     .2763     .2884     .1096     .0791     .1451
  Net unrealized
    appreciation
    (depreciation)
    of investments..     (1.0426)    .3841     .5682     .4744    (.2148)    .2599    (.0823)    .4478    (.2054)    .2167
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net increase
  (decrease) in
  Unit Value........      (.2175)   1.6744    1.0952     .8827     .0028     .5910     .2356     .5887    (.0737)    .4080
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Unit Value
  Beginning of year       7.0127    5.3383    4.2431    3.3604    3.3576    2.7666    2.5310    1.9423    2.0160    1.6080
  End of year.......     $6.7952   $7.0127   $5.3383   $4.2431   $3.3604   $3.3576   $2.7666   $2.5310   $1.9423   $2.0160
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Ratio of Expenses to
  average net
  assets**..........        1.00%     1.00%     1.00%      .99%     1.00%     1.00%      .99%      .99%     1.00%     1.01%
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Ratio of net
  investment income
  to average net
  assets............         .36%      .24%      .39%      .61%      .68%     1.78%     1.14%     1.38%     2.74%     2.47%
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Portfolio turnover
  rate..............          47%       47%       52%       45%       32%       45%       65%       72%      106%       64%
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Number of Units
  outstanding for
  Participants at
  end of year
  (000 omitted).....      80,431    83,261    91,532    81,817    79,189    73,569    62,592    58,699    55,621    53,748
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

** Calculation by accumulating the actual per Unit amounts daily.

** These calculations exclude Prudential's equity in VCA 10.

The above table does not reflect the annual account charge, which does not affect the Unit Value of VCA 10. This charge is made by reducing Participants' accounts by a number of Units equal in value to the charge.

                        FINANCIAL HIGHLIGHTS FOR VCA 11

               INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*
           (For an Accumulation Unit outstanding throughout the year)

The following financial highlights for the three-year period ended December 31, 1998 has been audited by PricewaterhouseCoopers LLP, independent accountants, whose unqualified report thereon appears in VCA 11's Annual Report dated December 31, 1998. The condensed financial information for each of the years prior to and including the period ended December 31 1995 has been audited by other independent auditors, whose report thereon was also unqualified. The information set out below should be read together with the financial statements and related notes that also appear in VCA 11's Annual Report which is included in the SAI.

                                                               Year Ended
                        --------------------------------------------------------------------------------------------------
                        12/31/98  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Investment Income...    $  .1411  $  .1353  $  .1281  $  .1313  $  .0912  $  .0682  $  .0812  $  .1215  $  .1464  $  .1536
Expenses
  For investment
    management fee..       .0062     .0059     .0056     .0054     .0052     .0050     .0049     .0047     .0044     .0040
For administrative
  expenses not
  covered by the
  annual account
  charge............       .0186     .0178     .0170     .0160     .0154     .0150     .0147     .0142     .0131     .0122
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net investment
  income............       .1163     .1116     .1055     .1099     .0706     .0482     .0616     .1026     .1289     .1374
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Capital Changes
  Net realized
    gain (loss) on
    investments.....          --        --        --        --        --        --        --        --        --        --
  Net unrealized
    appreciation
    (depreciation)
    of investments..          --        --        --        --        --        --        --        --        --        --
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net increase
  (decrease) in
  Unit Value........       .1163     .1116     .1055     .1099     .0706     .0482     .0616     .1026     .1289     .1374
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Unit Value
  Beginning of year       2.4326    2.3210    2.2155    2.1056    2.0350    1.9868    1.9252    1.8226    1.6937    1.5563
  End of year.......     $2.5489   $2.4326   $2.3210   $2.2155   $2.1056   $2.0350   $1.9868   $1.9252   $1.8226   $1.6937
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Ratio of Expenses to
  average net
  assets**..........         .99%      .98%      .98%      .99%     1.00%      .99%     1.00%     1.00%     1.00%     1.00%
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Ratio of net
  investment income
  to average net
  assets............        4.78%     4.73%     4.57%     5.08%     3.42%     2.40%     3.14%     5.47%     7.33%     8.46%
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Number of Units
  outstanding for
  Participants at
  end of year
  (000 omitted).....      34,882    35,757    38,315    34,136    35,448    29,421    27,518    26,400    25,174    23,777
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

** Calculation by accumulating the actual per Unit amounts daily.

** These calculations exclude Prudential's equity in VCA 11.

The above table does not reflect the annual account charge, which does not affect the Unit Value of VCA 11. This charge is made by reducing Participants' accounts by a number of Units equal in value to the charge.

                              FINANCIAL INFORMATION

                PARTICIPANT ACCUMULATION UNIT VALUES FOR VCA 24

                                                                            SUBACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               EQUITY
                                 --------------------------------------------------------------------------------------------------
                                 01/01/98  01/01/97  01/01/96  01/01/95  01/01/94  01/01/93  01/01/92  01/01/91  01/01/90  01/01/89
                                    TO        TO        TO        TO        TO        TO        TO        TO        TO        TO
                                 12/31/98  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Beginning of period (rounded)     $3.8962  $3.1487    $2.6769   $2.0541   $2.0136   $1.6646   $1.4690   $1.1745   $1.2484   $0.9697
End of period (rounded)           $4.2286  $3.8962    $3.1487   $2.6769   $2.0541   $2.0136   $1.6646   $1.4690   $1.1745   $1.2484
Accumulation Units Outstanding
at end of period (000 omitted)    111,855  141,162    132,455   118,394    99,323    79,985    51,639    35,657    21,964    17,703

                                                                            SUBACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          DIVERSIFIED BOND
                                 --------------------------------------------------------------------------------------------------
                                 01/01/98  01/01/97  01/01/96  01/01/95  01/01/94  01/01/93  01/01/92  01/01/91  01/01/90  01/01/89
                                    TO        TO        TO        TO        TO        TO        TO        TO        TO        TO
                                 12/31/98  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Beginning of period (rounded)     $2.2404  $2.0789    $2.0065   $1.6746   $1.7435   $1.5950   $1.4992   $1.2973   $1.2075   $1.0720
End of period (rounded)           $2.3829  $2.2404    $2.0789   $2.0065   $1.6746   $1.7435   $1.5950   $1.4992   $1.2973   $1.2075
Accumulation Units Outstanding
at end of period (000 omitted)     23,260   19,114     20,280    16,898    14,575    14,481    10,103     7,928     5,824     4,122

                                                                            SUBACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          FLEXIBLE MANAGED
                                 --------------------------------------------------------------------------------------------------
                                 01/01/98  01/01/97  01/01/96  01/01/95  01/01/94  01/01/93  01/01/92  01/01/91  01/01/90  01/01/89
                                    TO        TO        TO        TO        TO        TO        TO        TO        TO        TO
                                 12/31/98  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Beginning of period (rounded)     $2.9103  $2.4854    $2.2038   $1.7886   $1.8609   $1.6223   $1.5189   $1.2201   $1.2056   $0.9976
End of period (rounded)           $3.1844  $2.9103    $2.4854   $2.2038   $1.7886   $1.8609   $1.6223   $1.5189   $1.2201   $1.2056
Accumulation Units Outstanding
at end of period (000 omitted)     53,275   64,184     59,681    51,419    44,729    36,035    23,410    16,859    12,229    10,015

                                                                            SUBACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       CONSERVATIVE BALANCED
                                 --------------------------------------------------------------------------------------------------
                                 01/01/98  01/01/97  01/01/96  01/01/95  01/01/94  01/01/93  01/01/92  01/01/91  01/01/90  01/01/89
                                    TO        TO        TO        TO        TO        TO        TO        TO        TO        TO
                                 12/31/98  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Beginning of period (rounded)     $2.5165  $2.2364    $1.9993   $1.7175   $1.7473   $1.5691   $1.4781   $1.2508   $1.1971   $1.0310
End of period (rounded)           $2.7909  $2.5165    $2.2364   $1.9993   $1.7175   $1.7473   $1.5691   $1.4781   $1.2508   $1.1971
Accumulation Units Outstanding
at end of period (000 omitted)     51,101   51,297     50,029    46,873    43,594    36,932    24,223    16,385    11,857    10,273

                                                                            SUBACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            STOCK INDEX
                                 --------------------------------------------------------------------------------------------------
                                 01/01/98  01/01/97  01/01/96  01/01/95  01/01/94  01/01/93  01/01/92  01/01/91  01/01/90  01/01/89
                                    TO        TO        TO        TO        TO        TO        TO        TO        TO        TO
                                 12/31/98  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91  12/31/90  12/31/89
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Beginning of period (rounded)     $4.3910  $3.3302    $2.7378   $2.0123   $2.0072   $1.8440   $1.7342   $1.3469   $1.4086   $1.0843
End of period (rounded)           $5.5972  $4.3910    $3.3302   $2.7378   $2.0123   $2.0072   $1.8440   $1.7342   $1.3469   $1.4086
Accumulation Units Outstanding
at end of period (000 omitted)     78,885   85,941     80,572    51,701    40,522    32,178    20,554    10,724     4,232     1,285

                                                             SUBACCOUNTS
-----------------------------------------------------------------------------------------------------
                                                                GLOBAL
                                 --------------------------------------------------------------------
                                 01/01/98  01/01/97  01/01/96  01/01/95  01/01/94  01/01/93  01/01/92
                                    TO        TO        TO        TO        TO        TO        TO
                                 12/31/98  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93  12/31/92
                                 --------  --------  --------  --------  --------  --------  --------
Beginning of period (rounded)     $1.8815  $1.7836    $1.4975   $1.3020   $1.3791   $0.9707   $1.0127
End of period (rounded)           $2.3269  $1.8815    $1.7836   $1.4975   $1.3020   $1.3791   $0.9707
Accumulation Units Outstanding
at end of period (000 omitted)     37,297   37,576     33,505    24,439    21,739    12,368     3,180

                                                                  SUBACCOUNTS
---------------------------------------------------------------------------------------------------------------
                                                               GOVERNMENT INCOME
                                 ------------------------------------------------------------------------------
                                 01/01/98  01/01/97  01/01/96  01/01/95  01/01/94  01/01/93  01/01/92  01/01/91
                                    TO        TO        TO        TO        TO        TO        TO        TO
                                 12/31/98  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91
                                 --------  --------  --------  --------  --------  --------  --------  --------
Beginning of period (rounded)     $1.6267  $1.4943    $1.4730   $1.2421   $1.3196   $1.1811   $1.1242   $1.0000
End of period (rounded)           $1.7614  $1.6267    $1.4943   $1.4730   $1.2421   $1.3196   $1.1811   $1.1242
Accumulation Units Outstanding
at end of period (000 omitted)     20,924   17,033     17,697    17,289    16,140    15,556     9,269     6,641

                              FOR MORE INFORMATION

Additional information about the Contracts can be obtained upon request without charge and can be found in the following documents:

    Statement of Additional Information (SAI)
    (incorporated by reference into this prospectus)

    Annual Report
    (including a discussion of market conditions and strategies that significantly affected the Contracts' performance during the previous year)

    Semi-Annual Report

To obtain these documents or to ask any questions about the Contracts:

    Call toll-free 1-800-458-6333
    OR
    Write to
    The Prudential Contract Account 10, 11 or 24
    c/o Prudential Investments
    30 Scranton Office Park
    Scranton, PA 18506-1789

You can also obtain copies of Contract documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
(The SEC charges a fee to copy documents.)

In Person:
Public Reference Room
in Washington, DC
(For hours of operation, call 1(800) SEC-0330.)

Via the Internet:
http://www.sec.gov

SEC File No.:
The Prudential Variable Contract Account 10 2-76580
The Prudential Variable Contract Account 11 2-76581
The Prudential Variable Contract Account 24 33-12362

The Prudential Insurance Company of America                         BULK RATE
c/o Prudential Investments                                         U.S. POSTAGE
30 Scranton Office Park                                                PAID
Scranton, Pennsylvania 18507-1789                                 PERMIT No. 941
                                                                   CHICAGO, IL
ADDRESS SERVICE REQUESTED



MD.PU.003.0499                                                          ED. 5/99

THE PRUDENTIAL
SERIES FUND, INC.
--------------------------------------------------------------------------------

CONSERVATIVE BALANCED PORTFOLIO

DIVERSIFIED BOND PORTFOLIO

EQUITY PORTFOLIO

FLEXIBLE MANAGED PORTFOLIO

GLOBAL PORTFOLIO

GOVERNMENT INCOME PORTFOLIO

STOCK INDEX PORTFOLIO



PROSPECTUS: MAY 1, 1999



As with all mutual funds, filing this prospectus with the SEC does not mean that the SEC has judged this Fund a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                                   [GRAPHIC]

[PRUDENTIAL INVESTMENTS LOGO]



THE PRUDENTIAL SERIES FUND, INC.                                             1

TABLE OF CONTENTS
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
CONSERVATIVE BALANCED PORTFOLIO.................  3
Investment Objective and Principal Strategies...  3
Principal Risks.................................  3
Evaluating Performance..........................  4
DIVERSIFIED BOND PORTFOLIO......................  5
Investment Objective and Principal Strategies...  5
Principal Risks.................................  5
Evaluating Performance..........................  5
EQUITY PORTFOLIO................................  6
Investment Objective and Principal Strategies...  6
Principal Risks.................................  6
Evaluating Performance..........................  7
FLEXIBLE MANAGED PORTFOLIO......................  8
Investment Objective and Principal Strategies...  8
Principal Risks.................................  8
Evaluating Performance..........................  8
GLOBAL PORTFOLIO................................  9
Investment Objective and Principal Strategies...  9
Principal Risks.................................  9
Evaluating Performance.......................... 10
GOVERNMENT INCOME PORTFOLIO..................... 11
Investment Objective and Principal Strategies... 11
Principal Risks................................. 11
Evaluating Performance.......................... 11
STOCK INDEX PORTFOLIO........................... 12
Investment Objective and Principal Strategies... 12
Principal Risks................................. 12
Evaluating Performance.......................... 12

HOW THE PORTFOLIOS INVEST
Conservative Balanced Portfolio................. 14
Diversified Bond Portfolio...................... 17
Equity Portfolio................................ 19
Flexible Managed Portfolio...................... 21
Global Portfolio................................ 23
Government Income Portfolio..................... 25
Stock Index Portfolio........................... 27

HOW THE PORTFOLIOS ARE MANAGED
Investment Adviser.............................. 33
Investment Sub-Advisers......................... 33
Portfolio Managers.............................. 33

HOW TO BUY AND SELL SHARES OF THE FUND
How to Buy and Sell Shares...................... 35
Net Asset Value................................. 35
Distributor..................................... 36

OTHER INFORMATION
Federal Income Taxes............................ 37
Year 2000....................................... 37
Monitoring for Possible Conflicts............... 37

FINANCIAL HIGHLIGHTS............................ 38
FOR MORE INFORMATION...................(Back Cover)

--------------------------------------------------------------------------------

THE PRUDENTIAL SERIES FUND, INC.                                             2

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

This prospectus is for use with the Prudential Variable Contract Account-24 Contract (the VCA-24 Contract) and only describes those portfolios of The Prudential Series Fund, Inc. (the Fund) that are available for investment through the Contract. This prospectus should be read together with the current prospectus for the VCA-24 Contract.

The Fund is a diversified, open-end investment management company - commonly known as a mutual fund. Seven of the Fund's seventeen portfolios (the Portfolios) are available under the VCA-24 Contract:

          CONSERVATIVE BALANCED PORTFOLIO       GLOBAL PORTFOLIO

          DIVERSIFIED BOND PORTFOLIO            GOVERNMENT INCOME PORTFOLIO

          EQUITY PORTFOLIO                      STOCK INDEX PORTFOLIO

          FLEXIBLE MANAGED PORTFOLIO

The following section highlights key information about each Portfolio. Additional information follows this summary and is provided in the Fund's Statement of Additional Information (SAI).

CONSERVATIVE BALANCED PORTFOLIO

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is A TOTAL INVESTMENT RETURN CONSISTENT WITH A CONSERVATIVELY MANAGED DIVERSIFIED PORTFOLIO. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. Up to 30% of the Portfolio's total assets may be invested in foreign securities. In addition, we may invest a portion of the Portfolio's assets in high yield/high risk debt securities. While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Equity securities - such as common stocks - are subject to COMPANY RISK. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Common stocks are also subject to MARKET RISK stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop.

Since the Portfolio also invests in debt obligations, there is the risk that the value of a particular obligation could decrease. Debt obligations may involve CREDIT RISK - the risk that the borrower will not repay an obligation, and MARKET RISK - the risk that interest rates may change and affect the value of the obligation. High-yield debt securities - also known as "junk bonds" - have a higher risk of default and tend to be less liquid.
--------------------------------------------------------------------------------

THE PRUDENTIAL SERIES FUND, INC.                                             3

RISK/RETURN SUMMARY CONTINUED
--------------------------------------------------------------------------------

The Portfolio's investment in foreign securities involves additional risks. For example, foreign banks and companies generally are not subject to the same types of regulatory requirements that U.S. banks and companies are. Foreign political developments and changes in currency rates may adversely affect the value of foreign securities.

There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Portfolio could lose value, and you could lose money. For more information about risk, see "Investment Risks."

EVALUATING PERFORMANCE

A number of factors - including risk - affect how the Portfolio performs. The following bar chart and table show the Portfolio's performance for each full calendar year of operation for the last 10 years. They demonstrate the risk of investing in the Portfolio and how returns can change from year to year. Past performance does not mean that the Portfolio will achieve similar results in the future.

  ANNUAL RETURNS* (CLASS I SHARES)
----------------------------------
1989          16.99%
1990           5.27%
1991          19.07%
1992           6.95%
1993          12.20%
1994          -0.97%
1995          17.27%
1996          12.63%
1997          13.45%
1998          11.74%

BEST QUARTER: 7.62% (2nd quarter of 1997)
WORST QUARTER: (3.17)% (3rd quarter of 1998)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would be lower than those shown. See the accompanying Contract prospectus.

------------------------------------------------------------------------------------
  AVERAGE ANNUAL RETURNS* (AS OF 12/31/98)
------------------------------------------------------------------------------------
                                1 YEAR   5 YEARS  10 YEARS SINCE INCEPTION (5/13/83)
------------------------------------------------------------------------------------
  Class I shares                11.74%    10.65%    11.31%          10.86%
------------------------------------------------------------------------------------
  S&P 500**                     28.60%    24.05%    19.19%          17.29%
------------------------------------------------------------------------------------
  Lipper Average***             14.79%    13.73%    12.21%           8.94%
------------------------------------------------------------------------------------

* The Portfolio's returns are after deduction of expenses and do not include Contract charges.

** The Standard & Poor's 500 Stock Index (S&P 500 ) - an unmanaged index of 500 stocks of large U.S. companies - gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would be lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return (4/30/83). Source: Lipper, Inc.

***  The Lipper/Variable Insurance Products (VIP) Balanced Average is
     calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. The "Since Inception" return reflects the closest calendar month-end return (4/30/83). Source: Lipper, Inc.
--------------------------------------------------------------------------------

THE PRUDENTIAL SERIES FUND, INC.                                             4

--------------------------------------------------------------------------------

DIVERSIFIED BOND PORTFOLIO

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is A HIGH LEVEL OF INCOME OVER A LONGER TERM WHILE PROVIDING REASONABLE SAFETY OF CAPITAL. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we invest primarily in higher-grade debt obligations and high-quality money market investments. We may also purchase U.S. dollar denominated securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio's assets in high yield/high risk debt securities. While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Portfolio invests primarily in debt obligations, there is the risk that the value of a particular obligation could go down. Debt obligations may involve CREDIT RISK - the risk that the borrower will not repay an obligation, and MARKET RISK - the risk that interest rates may change and affect the value of the obligation. High-yield debt securities - also known as "junk bonds" - have a higher risk of default and tend to be less liquid.

The Portfolio's investment in U.S. dollar denominated foreign securities involves additional risks. For example, foreign banks and companies generally are not subject to the same types of regulatory requirements that U.S. banks and companies are. Foreign political developments may adversely affect the value of foreign securities. The Portfolio's foreign securities may also be affected by changes in currency rates, though to a lesser extent than if the Portfolio invested in securities denominated in a foreign currency.

There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Portfolio could lose value, and you could lose money. For more information about risk, see "Investment Risks."

EVALUATING PERFORMANCE

A number of factors - including risk - affect how the Portfolio performs. The following bar chart and table show the Portfolio's performance for each full calendar year of operation for the last 10 years. They demonstrate the risk of investing in the Portfolio and how returns can change from year to year. Past performance does not mean that the Portfolio will achieve similar results in the future.
--------------------------------------------------------------------------------


THE PRUDENTIAL SERIES FUND, INC.                                             5

RISK/RETURN SUMMARY CONTINUED
--------------------------------------------------------------------------------

  ANNUAL RETURNS* (CLASS I SHARES)
----------------------------------
1989          13.49%
1990           8.32%
1991          16.44%
1992           7.19%
1993          10.13%
1994          -3.23%
1995          20.73%
1996           4.40%
1997           8.57%
1998           7.15%

BEST QUARTER: 7.94% (2nd quarter of 1989)
WORST QUARTER: (2.83)% (1st quarter of 1994)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would be lower than those shown. See the accompanying Contract prospectus.

  AVERAGE ANNUAL RETURNS* (AS OF 12/31/98)
------------------------------------------------------------------------------------
                                1 YEAR   5 YEARS  10 YEARS SINCE INCEPTION (5/13/83)
------------------------------------------------------------------------------------
  Class I shares                 7.15%     7.25%     9.14%           9.25%
------------------------------------------------------------------------------------
  Lehman Aggregate Index**       8.69%     7.27%     9.26%           9.99%
------------------------------------------------------------------------------------
  Lipper Average***              7.44%     7.13%     8.97%           8.94%
------------------------------------------------------------------------------------

* The Portfolio's returns are after deduction of expenses and do not include Contract charges.

** The Lehman Aggregate Index (LAI) is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any sales charges. These returns would be lower if they included the effect of sales charges. The "Since Inception" return reflects the closest calendar month-end return (4/30/83). Source: Lipper, Inc.

*** The Lipper Variable Insurance Products (VIP) Corporate Debt Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. The "Since Inception" return reflects the closest calendar month-end return (4/30/83). Source: Lipper, Inc.


EQUITY PORTFOLIO

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is CAPITAL APPRECIATION. To achieve our objective, we invest primarily in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation. In addition, the Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Equity securities - such as common stocks - are subject to COMPANY RISK. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Common stocks are also subject to MARKET RISK stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiments turn gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the
--------------------------------------------------------------------------------

THE PRUDENTIAL SERIES FUND, INC.                                             6
overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of small-sized companies vary more than the prices of large company stocks and may present above average risks.

The Portfolio's investment in foreign securities involves additional risks. For example, foreign banks and companies generally are not subject to the same types of regulatory requirements that U.S. banks and companies are. Foreign political developments and changes in currency rates may adversely affect the value of foreign securities.

There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Portfolio could lose value, and you could lose money. For more information about risk, see "Investment Risks."

EVALUATING PERFORMANCE

A number of factors - including risk - affect how the Portfolio performs. The following bar chart and table show the Portfolio's performance for each full calendar year of operation for the last 10 years. They demonstrate the risk of investing in the Portfolio and how returns can change from year to year. Past performance does not mean that the Portfolio will achieve similar results in the future.

  ANNUAL RETURNS* (CLASS I SHARES)
----------------------------------
1989          29.73%
1990          -5.21%
1991          26.01%
1992          14.17%
1993          21.87%
1994           2.78%
1995          31.29%
1996          18.52%
1997          24.66%
1998           9.34%

BEST QUARTER: 19.13% (1st quarter of 1991)
WORST QUARTER: (15.59)% (3rd quarter of 1990)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would be lower than those shown. See the accompanying Contract prospectus.

  AVERAGE ANNUAL RETURNS* (AS OF 12/31/98)
------------------------------------------------------------------------------------
                                1 YEAR   5 YEARS  10 YEARS SINCE INCEPTION (5/13/83)
------------------------------------------------------------------------------------
  Class I shares                 9.34%    16.88%    16.74%          15.14%
------------------------------------------------------------------------------------
  S&P 500**                     28.60%    24.05%    19.19%          17.29%
------------------------------------------------------------------------------------
  Lipper Average***             24.94%    20.25%    17.83%          16.01%
------------------------------------------------------------------------------------

* The Portfolio's returns are after deduction of expenses and do not include Contract charges.

** The Standard & Poor's 500 Stock Index (S&P 500) - an unmanaged index of 500 stocks of large U.S. companies - gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would be lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return (4/30/83). Source: Lipper, Inc.

*** The Lipper Variable Insurance Products (VIP) Growth Fund Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would be lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return (4/30/83). Source: Lipper, Inc.
--------------------------------------------------------------------------------

THE PRUDENTIAL SERIES FUND, INC.                                              7

RISK/RETURN SUMMARY CONTINUED

FLEXIBLE MANAGED PORTFOLIO

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is A HIGH TOTAL RETURN CONSISTENT WITH AN AGGRESSIVELY MANAGED DIVERSIFIED PORTFOLIO. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. To achieve our objective, we invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may also invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities which have speculative characteristics and generally are riskier than higher-rated securities. While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Portfolio invests in debt obligations, there is the risk that the value of a particular obligation could decrease. Debt obligations may involve CREDIT RISK the risk that the borrower will not repay an obligation, and MARKET RISK - the risk that interest rates may change and affect the value of the obligation.

A substantial portion of the Portfolio's assets may also be invested in equity securities. Equity securities - such as common stocks - are subject to COMPANY RISK. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Common stocks are also subject to MARKET RISK stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes and the mood of the investing public. If investor sentiments turn gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the value of all stocks are likely to drop.

The Portfolio's investment in foreign securities involves additional risks. For example, foreign banks and companies generally are not subject to the same types of regulatory requirements that U.S. banks and companies are. Foreign political developments and changes in currency rates may adversely affect the value of foreign securities.

There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Portfolio could lose value, and you could lose money. For more information about risk, see "Investment Risks."

EVALUATING PERFORMANCE

A number of factors - including risk - affect how the Portfolio performs. The following bar chart and table show the Portfolio's performance for each full calendar year of operation for the last 10 years. They demonstrate the risk of investing in the Portfolio and how returns can change from year to year. Past performance does not mean that the Portfolio will achieve similar results in the future.
--------------------------------------------------------------------------------


THE PRUDENTIAL SERIES FUND, INC.                                              8

  ANNUAL RETURNS* (CLASS I SHARES)
----------------------------------
1989          21.77%
1990           1.91%
1991          25.43%
1992           7.61%
1993          15.58%
1994          -3.16%
1995          24.13%
1996          13.64%
1997          17.96%
1998          10.24%

BEST QUARTER: 10.89% (2nd quarter of 1997)
WORST QUARTER: (8.50)% (3rd quarter of 1998)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would be lower than those shown. See the accompanying Contract prospectus.

  AVERAGE ANNUAL RETURNS* (AS OF 12/31/98)
------------------------------------------------------------------------------------
                                1 YEAR   5 YEARS  10 YEARS SINCE INCEPTION (5/13/83)
------------------------------------------------------------------------------------
  Class I shares                10.24%    12.19%    13.15%          12.06%
------------------------------------------------------------------------------------
  S&P 500**                     28.60%    24.05%    19.19%          17.29%
------------------------------------------------------------------------------------
  Lipper Average***             13.50%    13.64%    14.00%          12.84%
------------------------------------------------------------------------------------

* The Portfolio's returns are after deduction of expenses and do not include Contract charges.

** The Standard & Poor's 500 Stock Index (S&P 500) - an unmanaged index of 500 stocks of large U.S. companies - gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would be lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return (4/30/83). Source: Lipper, Inc.

*** The Lipper Variable Insurance Products (VIP) Flexible Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. The "Since Inception" return reflects the closest calendar month-end return (4/30/83). Source: Lipper, Inc.

GLOBAL PORTFOLIO

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is LONG-TERM GROWTH OF CAPITAL. To achieve this objective, we invest primarily in common stocks (and their equivalents) of foreign and U.S. companies. Generally, we invest in at least three countries, including the U.S., but we may invest up to 35% of the Portfolio's assets in companies located in any one country other than the U.S. While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Equity securities - such as common stocks - are subject to COMPANY RISK. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Common stocks are also subject to MARKET RISK stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiments turn gloomy, the price of all stocks may decline. It may
--------------------------------------------------------------------------------


THE PRUDENTIAL SERIES FUND, INC.                                              9

RISK/RETURN SUMMARY CONTINUED
--------------------------------------------------------------------------------

not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop.

Depending on market conditions, the Portfolio may be invested primarily in foreign securities, which involve additional risks. For example, foreign banks and companies generally are not subject to the same types of regulatory requirements that U.S. banks and companies are. Foreign political developments and changes in currency rates may adversely affect the value of foreign securities.

There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Portfolio could lose value, and you could lose money. For more information about risk, see "Investment Risks."

EVALUATING PERFORMANCE

A number of factors - including risk - affect how the Portfolio performs. The following bar chart and table show the Portfolio's performance for each full calendar year of operation for the last 10 years. They demonstrate the risk of investing in the Portfolio and how returns can change from year to year. Past performance does not mean that the Portfolio will achieve similar results in the future.

  ANNUAL RETURNS* (CLASS I SHARES)
----------------------------------
1989          18.82%
1990         -12.91%
1991          11.39%
1992          -3.42%
1993          43.14%
1994          -4.89%
1995          15.88%
1996          19.97%
1997           6.98%
1998          25.08%

BEST QUARTER: 22.17% (4th quarter of 1998)
WORST QUARTER: (14.21)% (3rd quarter of 1998)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would be lower than those shown. See the accompanying Contract prospectus.

  AVERAGE ANNUAL RETURNS* (AS OF 12/31/98)
------------------------------------------------------------------------------------
                                1 YEAR   5 YEARS  10 YEARS SINCE INCEPTION (9/19/88)
------------------------------------------------------------------------------------
  Class I shares                25.08%    12.04%    10.90%          11.47%
------------------------------------------------------------------------------------
  Morgan Stanley World Index**  24.80%    16.19%    11.21%          12.10%
------------------------------------------------------------------------------------
  Lipper Average***             16.19%    12.31%    11.04%          11.10%
------------------------------------------------------------------------------------

* The Portfolio's returns are after deduction of expenses and do not include Contract charges.

** The Morgan Stanley World Index (MSWI) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. The "Since Inception" return reflects the closest calendar month-end return (9/30/88). Source: Lipper, Inc.

*** The Lipper Variable Insurance Products (VIP) Global Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. The "Since Inception" return reflects the closest calendar month-end return (9/30/88). Source: Lipper, Inc.
--------------------------------------------------------------------------------



THE PRUDENTIAL SERIES FUND, INC.                                             10

GOVERNMENT INCOME PORTFOLIO

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is A HIGH LEVEL OF INCOME OVER THE LONG TERM CONSISTENT WITH THE PRESERVATION OF CAPITAL. To achieve our objective, we invest primarily in U.S. government securities, including intermediate and long term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government. The Portfolio may also invest in mortgage-related securities, collateralized mortgage obligations and corporate debt securities. While we make every effort to achieve our objective, we can't guarantee success.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PRINCIPAL RISKS

The Portfolio invests primarily in U.S. government securities which are considered among the most creditworthy of debt securities. Nevertheless, all investments involve risk. All debt securities have the risk that the value of a particular obligation could decrease. Debt obligations may involve CREDIT RISK
- the risk that the borrower will not repay an obligation, and MARKET RISK - the risk that interest rates may change and affect the value of the obligation.

There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Portfolio could lose value, and you could lose money. For more information about risk, see "Investment Risks."

EVALUATING PERFORMANCE

A number of factors - including risk - affect how the Portfolio performs. The following bar chart and table show the Portfolio's performance for each full calendar year of operation for the last 9 years. They demonstrate the risk of investing in the Portfolio and how returns can change from year to year. Past performance does not mean that the Portfolio will achieve similar results in the future.

  ANNUAL RETURNS* (CLASS I SHARES)
----------------------------------
1990           6.34%
1991          16.11%
1992           5.85%
1993          12.56%
1994          -5.16%
1995          19.48%
1996           2.22%
1997           9.67%
1998           9.09%

BEST QUARTER: 6.95% (3rd quarter of 1991)
WORST QUARTER: (3.93)% (1st quarter of 1994)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would be lower than those shown. See the accompanying Contract prospectus.
--------------------------------------------------------------------------------

THE PRUDENTIAL SERIES FUND, INC.                                             11

RISK/RETURN SUMMARY CONTINUED
--------------------------------------------------------------------------------

  AVERAGE ANNUAL RETURNS* (AS OF 12/31/98)
------------------------------------------------------------------------------------
                                          1 YEAR   5 YEARS SINCE INCEPTION (5/1/89)
------------------------------------------------------------------------------------
  Class I shares                           9.09%     6.74%           8.87%
------------------------------------------------------------------------------------
  Lehman Govt. Index**                     9.85%     7.18%           9.14%
------------------------------------------------------------------------------------
  Lipper Average***                        8.14%     6.36%           8.66%
------------------------------------------------------------------------------------

* The Portfolio's returns are after deduction of expenses and do not include Contract charges.

** The Lehman Government Index is a weighted index comprised of securities issued or backed by the U.S. government, its agencies and instrumentalities with a remaining maturity of one to 30 years. The "Since Inception" return reflects the closest calendar month-end return (4/30/89). Source: Lipper, Inc.

*** The Lipper Variable Insurance Products (VIP) General U.S. Government
    Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. The "Since Inception" return reflects the closest calendar month-end return (4/30/89). Source: Lipper, Inc.

STOCK INDEX PORTFOLIO

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is INVESTMENT RESULTS THAT GENERALLY CORRESPOND TO THE PERFORMANCE OF PUBLICLY-TRADED COMMON STOCKS. To achieve our objective, we attempt to duplicate the price and yield of the Standard & Poor's 500 Stock Index (S&P 500 Index). The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole.

The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Equity securities - such as common stocks - are subject to COMPANY RISK. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Common stocks are also subject to MARKET RISK stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiments turn gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop.

Like any mutual fund, an investment in the Portfolio could lose value, and you could lose money. For more information about risk, see "Investment Risks."

EVALUATING PERFORMANCE

A number of factors - including risk - affect how the Portfolio performs. The following bar chart and table show the Portfolio's performance for each full calendar year of operation for the last 10 years. They demonstrate the risk of investing in the Portfolio and how returns can change. Past performance does not mean that the Portfolio will achieve similar results in the future.

--------------------------------------------------------------------------------

THE PRUDENTIAL SERIES FUND, INC.                                             12

  ANNUAL RETURNS* (CLASS I SHARES)
----------------------------------
1989          30.93%
1990          -3.63%
1991          29.72%
1992           7.13%
1993           9.66%
1994           1.01%
1995          37.06%
1996          22.57%
1997          32.83%
1998          28.42%

BEST QUARTER: 21.44% (4th quarter of 1998)
WORST QUARTER: (13.72%) (3rd quarter of 1990)

* These annual returns do not include Contract charges. If Contract charges were included, the annual returns would be lower than those shown. See the accompanying Contract prospectus.

  AVERAGE ANNUAL RETURNS* (AS OF 12/31/98)
-------------------------------------------------------------------------------------
                                1 YEAR   5 YEARS  10 YEARS SINCE INCEPTION (10/19/87)
-------------------------------------------------------------------------------------
  Class I shares                28.42%    23.70%    18.74%          18.82%
------------------------------------------------------------------------------------
  S&P 500**                     28.60%    24.05%    19.19%          18.50%
------------------------------------------------------------------------------------
  Lipper Average***             28.25%    23.58%    18.62%          18.04%
------------------------------------------------------------------------------------

* The Portfolio's returns are after deduction of expenses and do not include Contract charges.

** The Standard & Poor's 500 Stock Index (S&P 500) - an unmanaged index of 500 stocks of large U.S. companies - gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would be lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return (10/31/87). Source: Lipper, Inc.

*** The Lipper Variable Insurance Products (VIP) S&P 500 Index Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. The "Since Inception" return reflects the closest calendar month-end return (10/31/87). Source: Lipper, Inc.

--------------------------------------------------------------------------------

THE PRUDENTIAL SERIES FUND, INC.                                             13

HOW THE PORTFOLIOS INVEST
--------------------------------------------------------------------------------

While the Portfolios have some common attributes, each one has its own portfolio managers, investment objective and policies, performance information, and risks.

Therefore, some sections of this prospectus deal with each Portfolio separately, while other sections address two or more Portfolios at the same time. In sections that concern one particular Portfolio as identified in the section heading, "the Portfolio" refers to that particular Portfolio.

CONSERVATIVE BALANCED PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of this Portfolio is to seek A TOTAL INVESTMENT RETURN CONSISTENT WITH A CONSERVATIVELY MANAGED DIVERSIFIED PORTFOLIO.

--------------------------------------------------------------------------------
BALANCED PORTFOLIO

We invest in all three types of securities - equity, debt and money market - in order to achieve diversification in a single portfolio. We seek to maintain a conservative blend of investments that will have strong performance in a down market and solid, but not necessarily outstanding, performance in up markets. This Portfolio may be appropriate for an investor looking for diversification with less risk than that of the Flexible Managed Portfolio, while recognizing that this reduces the chances of greater appreciation.

To achieve our objective, we invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets. While we make every effort to achieve our objective, we can't guarantee success.

We will vary how much of the Portfolio's assets are invested in a particular type of security depending how we think the different markets will perform. Under normal conditions, we intend to keep at least 25% of the Portfolio's total assets invested in debt securities.

------------------------------------------------------------------------------
In general, we will invest within the ranges shown below:

------------------------------------------------------------------------------
ASSET TYPE                         MINIMUM         NORMAL          MAXIMUM
------------------------------------------------------------------------------
Stocks                               15%             35%             75%
------------------------------------------------------------------------------
Debt obligations and money
   market securities                 25%             65%             85%
------------------------------------------------------------------------------

DEBT SECURITIES in general are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated "investment grade." This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories.

The Portfolio may also invest in lower-rated securities, which are riskier and are considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may also invest up to 30% of its total assets in FOREIGN EQUITY and DEBT SECURITIES that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, but are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities. (ADRs are

--------------------------------------------------------------------------------


THE PRUDENTIAL SERIES FUND, INC.                                              14

--------------------------------------------------------------------------------

certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.)

The stock portion of the Portfolio will be invested mainly in EQUITY and EQUITY-RELATED securities of major, established corporations which we believe are in sound financial condition and offer better total returns than broad based market indexes.

The money market portion of the Portfolio will be invested in high-quality money market instruments. We manage this portion of the Portfolio to comply with specific rules designed for money market mutual funds. We will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio of 90 days or less. (Weighted average maturity is calculated by adding the maturities of all the bonds in a portfolio and dividing by the number of bonds on a weighted basis.)

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of LOAN PARTICIPATIONS. In loan participations, the Portfolio will have a contractual relationship with the lender but not with the borrower. This means the Portfolio will only have rights to principal and interest received by the lender. It will not be able to enforce compliance by the borrower with the terms of the loan and may not have a right to any collateral securing the loan. If the lender becomes insolvent, the Portfolio may be treated as a general creditor and not benefit from any set-off between the lender and the borrower.

DERIVATIVES AND OTHER STRATEGIES

We may also use alternative investment strategies - including DERIVATIVES - to try to improve the Portfolio's returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money. With derivatives, we try to predict whether the underlying investment - a security, market index, currency, interest rate or some other benchmark - will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objective.

We may: purchase and sell OPTIONS on equity securities, debt securities, stock indexes and foreign currencies; purchase and sell stock index, interest rate and foreign currency FUTURES CONTRACTS and options on those contracts; enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS; and purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into SHORT SALES. In a short sale we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX which means it owns securities identical to those sold short.
--------------------------------------------------------------------------------

THE PRUDENTIAL SERIES FUND, INC.                                             15

HOW THE PORTFOLIOS INVEST CONTINUED
--------------------------------------------------------------------------------
We may also use INTEREST RATE SWAPS in the management of the fixed-income portion of the Portfolio. In an interest rate swap the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into this type of a swap if we think interest rates are going down.

The Portfolio may also enter into REPURCHASE AGREEMENTS. In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC. In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

We may also invest in REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS in the management of the fixed-income portion of the portfolio. In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security. Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar but not necessarily the same - security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Portfolio's underlying holdings. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

ADDITIONAL STRATEGIES

The Portfolio also follows certain policies when it BORROWS MONEY (the Portfolio may borrow up to 5% of the value of its total assets); LENDS ITS SECURITIES; and holds ILLIQUID SECURITIES (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.


--------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND, INC.                                              16

--------------------------------------------------------------------------------

DIVERSIFIED BOND PORTFOLIO INVESTMENT OBJECTIVE AND POLICIES

Our investment objective is a HIGH LEVEL OF INCOME OVER A LONGER TERM WHILE PROVIDING REASONABLE SAFETY OF CAPITAL. This means we look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. To achieve our objective, we invest primarily in intermediate and long term debt obligations that are rated investment grade and high quality money market investments. While we make every effort to achieve our objective, we can't guarantee success.

--------------------------------------------------------------------------------
OUR STRATEGY

In general, the value of debt obligations moves in the opposite direction as interest rates - if a bond is purchased and then interest rates go up, newer bonds will be worth more because they will have a higher rate of interest. We will adjust the mix of the Portfolio's short-term, intermediate and long term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when rates go up.
------------------------------------------------------------------------------

Debt obligations, in general, are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. government securities, mortgage-related securities and corporate bonds.

Usually at least 80% of the Portfolio's total assets will be invested in debt securities that are investment grade. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest without limit in DEBT OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT AND GOVERNMENT-RELATED ENTITIES. An example of a debt security that is backed by the full faith and credit of the U.S. government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. government securities issued by other government entities, like the Federal National Mortgage Association (Fannie
Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may also invest up to 20% of Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers provided the securities are denominated in U.S. dollars.

The Portfolio may also invest in CONVERTIBLE DEBT SECURITIES and CONVERTIBLE AND NON-CONVERTIBLE PREFERRED STOCKS of any rating. The Portfolio will not acquire any common stock except by converting a convertible debt security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises.

--------------------------------------------------------------------------------

THE PRUDENTIAL SERIES FUND, INC.                                              17

HOW THE PORTFOLIOS INVEST CONTINUED
--------------------------------------------------------------------------------

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of LOAN PARTICIPATIONS. In loan participations, the Portfolio will have a contractual relationship with the lender but not with the borrower. This means the Portfolio will only have rights to principal and interest received by the lender. It will not be able to enforce compliance by the borrower with the terms of the loan and may not have a right to any collateral securing the loan. If the lender becomes insolvent, the Portfolio may be treated as a general creditor and will not benefit from any set-off between the lender and the borrower.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality MONEY MARKET INSTRUMENTS. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when the markets are unstable.

DERIVATIVES AND OTHER STRATEGIES

We may also use alternative investment strategies - including DERIVATIVES - to try to improve the Portfolio's returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money. With derivatives, we try to predict whether the underlying investment - a security, market index, currency, interest rate or some other benchmark - will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objective.

We may: purchase and sell OPTIONS on debt securities; purchase and sell interest rate FUTURES CONTRACTS and options on those contracts; and purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into SHORT SALES. In a short sale we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX which means it owns securities identical to those sold short.

We may also use INTEREST RATE SWAPS in the management of the Portfolio. In an interest rate swap the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into this type of a swap if we think interest rates are going down.

The Portfolio may also enter into REPURCHASE AGREEMENTS. In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC. In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

--------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND, INC.                                              18

--------------------------------------------------------------------------------

The Portfolio may also invest up to 30% of its net assets in REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS. In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security. Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar - but not necessarily the same - security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Portfolio's underlying holdings. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

ADDITIONAL STRATEGIES

The Portfolio also follows certain policies when it BORROWS MONEY (the Portfolio may borrow up to 5% of the value of its total assets); LENDS ITS SECURITIES; and holds ILLIQUID SECURITIES (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.


EQUITY PORTFOLIO
INVESTMENT OBJECTIVE AND POLICIES
The investment objective of this Portfolio is CAPITAL APPRECIATION. This means we seek investments that we believe will provide investment returns above broadly based market indexes. While we make every effort to achieve this objective, we can't guarantee success.

--------------------------------------------------------------------------------
VALUE APPROACH

We use a value approach to investing which means we look for companies whose stock is selling below the price that we believe reflects its true worth based on earnings, book value and other financial measures.

To achieve our value investment strategy, we usually buy securities that are out of favor and that many other investors are selling. We attempt to invest in companies and industries before other investors recognize their true value.

To achieve our investment objective, we invest primarily in common stocks of major established corporations as well as smaller companies.

A portion of the Portfolio's assets may be invested in short, intermediate or long term DEBT OBLIGATIONS, including convertible and nonconvertible PREFERRED STOCK and OTHER EQUITY-RELATED SECURITIES. Up to 5% of these holdings may be rated below investment grade. These securities are considered speculative and are sometimes referred to as "junk bonds."

Up to 30% of the Portfolio's total assets may be invested in FOREIGN
SECURITIES, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary
Receipts (ADRs) as foreign securities. (ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.)
--------------------------------------------------------------------------------


THE PRUDENTIAL SERIES FUND, INC.                                              19

HOW THE PORTFOLIOS INVEST CONTINUED
--------------------------------------------------------------------------------

Under normal circumstances, the Portfolio may invest a portion of its assets in MONEY MARKET INSTRUMENTS. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

DERIVATIVES AND OTHER STRATEGIES

We may also use alternative investment strategies - including DERIVATIVES - to try to improve the Portfolio's returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money. With derivatives, we try to predict whether the underlying investment - a security, market index, currency or some other benchmark - will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objective.

We may: purchase and sell OPTIONS on equity securities, stock indexes and foreign currencies; purchase and sell stock index and foreign currency futures contracts and options on these FUTURES CONTRACTS; enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS; and purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX. In a short sale we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. A short sale is "against-the-box" when the Portfolio owns an equal amount of the securities sold short or owns securities that can be converted into the securities sold.

The Portfolio may also enter into REPURCHASE AGREEMENTS. In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at a set price on a specified date. This creates a fixed return for the Portfolio. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC. In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

We will consider factors such as cost and volatility in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Portfolio's underlying holdings. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

ADDITIONAL STRATEGIES

The Portfolio also follows certain policies when it BORROWS MONEY (the Portfolio may borrow up to 5% of the value of its total assets); LENDS ITS SECURITIES; and holds ILLIQUID SECURITIES (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

--------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND, INC.                                              20

--------------------------------------------------------------------------------

FLEXIBLE MANAGED PORTFOLIO
INVESTMENT OBJECTIVE AND POLICIES

The investment objective of this Portfolio is to seek a HIGH TOTAL RETURN CONSISTENT WITH AN AGGRESSIVELY MANAGED DIVERSIFIED PORTFOLIO.

------------------------------------------------------------------------------
BALANCED PORTFOLIO

We invest in all three types of securities - equity, debt and money market - in order to achieve diversification in a single portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.
------------------------------------------------------------------------------

To achieve our objective, we invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets. While we make every effort to achieve our objective, we can't guarantee success.

Generally, we will invest within the ranges shown below:

  ------------------------------------------------------------------------------
  ASSET TYPE                         MINIMUM         NORMAL          MAXIMUM
  ------------------------------------------------------------------------------
  Stocks                               25%             60%            100%
  ------------------------------------------------------------------------------
  Fixed income securities              0%              40%             75%
  ------------------------------------------------------------------------------
  Money market securities              0%              0%              75%
  ------------------------------------------------------------------------------

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

Most of the securities in the fixed income portion of this Portfolio will be investment grade, however, we may also invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier than higher rated bonds and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The fixed income portion of the Portfolio may also include LOAN PARTICIPATIONS. In loan participations, the Portfolio will have a contractual relationship with the lender but not with the borrower. This means the Portfolio will only have rights to principal and interest received by the lender. It will not be able to enforce compliance by the borrower with the terms of the loan and may not have a right to any collateral securing the loan. If the lender becomes insolvent, the Portfolio may be treated as a general creditor and will not benefit from any set-off between the lender and the borrower.

The Portfolio may also invest up to 30% of its total assets in FOREIGN EQUITY and DEBT SECURITIES that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities. (ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.)

--------------------------------------------------------------------------------


THE PRUDENTIAL SERIES FUND, INC.                                             21

HOW THE PORTFOLIOS INVEST CONTINUED

--------------------------------------------------------------------------------

The money market portion of the Portfolio will be invested in high-quality money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio may also invest in REAL ESTATE INVESTMENT TRUSTS (REITs). A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.


DERIVATIVES AND OTHER STRATEGIES

We may also use alternative investment strategies - including DERIVATIVES - to try to improve the Portfolio's returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money. With derivatives, we try to predict whether the underlying investment - a security, market index, currency, interest rate or some other benchmark - will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objective.

We may: purchase and sell OPTIONS on equity securities, debt securities, stock indexes and foreign currencies; purchase and sell stock index, interest rate and foreign currency FUTURES CONTRACTS and options on those contracts; enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS; and purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into SHORT SALES. In a short sale we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX which means it owns securities identical to those sold short.

We may also use INTEREST RATE SWAPS in the management of the fixed income portion of the Portfolio. In an interest rate swap the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into this type of a swap if we think interest rates are going down.

The Portfolio may also enter into REPURCHASE AGREEMENTS. In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at a set price on a specified date. This creates a fixed return for the Portfolio. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC. In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

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THE PRUDENTIAL SERIES FUND, INC.                                              22

--------------------------------------------------------------------------------

We may also invest in REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS in the management of the fixed-income portion of the Portfolio. In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security. Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar but not necessarily the same - security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Portfolio's underlying holdings. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

ADDITIONAL STRATEGIES

The Portfolio also follows certain policies when it BORROWS MONEY (the Portfolio may borrow up to 5% of the value of its total assets); LENDS ITS SECURITIES; and holds ILLIQUID SECURITIES (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

GLOBAL PORTFOLIO
INVESTMENT OBJECTIVE AND POLICIES

The investment objective of this Portfolio is LONG TERM GROWTH OF CAPITAL. To achieve this objective, we invest primarily in equity and equity-related securities of foreign and U.S. companies. While we make every effort to achieve this objective, we can't guarantee success.

--------------------------------------------------------------------------------
GLOBAL INVESTING

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. Although we are not required to invest in a minimum number of countries, we intend generally to invest in at least three countries, including the U.S. However, in response to market conditions, we can invest up to 35% of the Portfolio's total assets in any one country other than the U.S.

--------------------------------------------------------------------------------

When selecting stocks, we use a growth approach which means we look for companies that have above-average growth prospects. In making our stock picks, we look for companies that have had growth in earnings and sales, high returns on equity and assets or other strong financial characteristics. Often, the companies we chose have superior management, a unique market niche or a strong new product.

The Portfolio may invest up to 100% of its assets in MONEY MARKET INSTRUMENTS in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

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THE PRUDENTIAL SERIES FUND, INC.                                              23

HOW THE PORTFOLIOS INVEST CONTINUED

--------------------------------------------------------------------------------

DERIVATIVES AND OTHER STRATEGIES

We may also use alternative investment strategies - including DERIVATIVES - to try to improve the Portfolio's returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money. With derivatives, we try to predict whether the underlying investment - a security, market index, currency, interest rate or some other benchmark - will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objective.

We may: purchase and sell OPTIONS on equity securities, stock indexes and foreign currencies; purchase and sell FUTURES CONTRACTS on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts; enter into FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS; and purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX. In a short sale we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. A short sale is "against-the-box" when the Portfolio owns an equal amount of the securities sold short or owns securities that can be converted into the securities sold.

The Portfolio may also enter into REPURCHASE AGREEMENTS. In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at a set price on a specified date. This creates a fixed return for the Portfolio. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC. In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

We will consider factors such as cost and volatility in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Portfolio's underlying holdings. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

ADDITIONAL STRATEGIES

The Portfolio also follows certain policies when it BORROWS MONEY (the Portfolio may borrow up to 5% of the value of its total assets); LENDS ITS SECURITIES; and holds ILLIQUID SECURITIES (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.


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THE PRUDENTIAL SERIES FUND, INC.                                              24

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GOVERNMENT INCOME PORTFOLIO
INVESTMENT OBJECTIVE AND POLICIES

The investment objective of this Portfolio is a HIGH LEVEL OF INCOME OVER THE LONGER TERM CONSISTENT WITH THE PRESERVATION OF CAPITAL. In pursuing our objective, we invest primarily in intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established, sponsored or guaranteed by the U.S. government. While we make every effort to achieve this objective, we can't guarantee success.

--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES

U.S. government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of U.S. government securities will change as interest rates change.

--------------------------------------------------------------------------------

Normally, we will invest at least 65% of the Portfolio's total assets in U.S. GOVERNMENT SECURITIES, which include TREASURY SECURITIES, OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES and
MORTGAGE-RELATED SECURITIES issued by U.S. government instrumentalities or non-governmental corporations.

MORTGAGE-RELATED SECURITIES are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include COLLATERALIZED MORTGAGE OBLIGATIONS, MULTI-CLASS PASS THROUGH SECURITIES AND STRIPPED MORTGAGE-BACKED SECURITIES. A collateralized mortgage backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

The Portfolio may invest up to 35% of its total assets in MONEY MARKET INSTRUMENTS, FOREIGN GOVERNMENT SECURITIES (including those issued by supranational organizations) denominated in U.S. dollars, ASSET-BACKED SECURITIES rated in one of the top two ratings categories by Moody's or S&P (or if unrated, of comparable quality in our judgment) and SECURITIES OF ISSUERS (INCLUDING FOREIGN GOVERNMENTS) OTHER THAN THE U.S. GOVERNMENT AND RELATED ENTITIES, where the principal and interest are substantially guaranteed by U.S. government agencies whose guarantee is backed by the full faith and credit of the U.S. and where an assurance of payment on the unguaranteed portion is provided for in a comparable way.

The Portfolio may invest up to 100% of its assets in MONEY MARKET INSTRUMENTS in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio's assets when the markets are unstable.

--------------------------------------------------------------------------------

THE PRUDENTIAL SERIES FUND, INC.                                              25

HOW THE PORTFOLIOS INVEST CONTINUED

--------------------------------------------------------------------------------

DERIVATIVES AND OTHER STRATEGIES

We may also use alternative investment strategies - including DERIVATIVES - to try to improve the Portfolio's returns, protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money. With derivatives, we try to predict whether the underlying investment - a security, interest rate or some other benchmark - will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Portfolio's overall investment objective.

We may: purchase and sell OPTIONS on debt securities; purchase and sell interest rate FUTURES CONTRACTS and options on these futures contracts; and purchase securities on a WHEN-ISSUED or DELAYED DELIVERY basis.

The Portfolio may also enter into SHORT SALES. In a short sale we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX which means it owns securities identical to those sold short.

We may also use INTEREST RATE SWAPS in the management of the Portfolio. In an interest rate swap the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into this type of a swap if we think interest rates are going down.

The Portfolio may also enter into REPURCHASE AGREEMENTS. In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at a set price on a specified date. This creates a fixed return for the Portfolio. The Portfolio may participate with certain other Portfolios of the Fund in a JOINT REPURCHASE ACCOUNT under an order obtained from the SEC. In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

The Portfolio may use up to 30% of its net assets in connection with REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS. In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at an agreed price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security. Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar - but not necessarily the same - security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

We will consider factors such as cost and volatility in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Portfolio's underlying holdings. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."


--------------------------------------------------------------------------------

THE PRUDENTIAL SERIES FUND, INC.                                              26

--------------------------------------------------------------------------------

ADDITIONAL STRATEGIES

The Portfolio also follows certain policies when it BORROWS MONEY (the Portfolio may borrow up to 5% of the value of its total assets); LENDS ITS SECURITIES; and holds ILLIQUID SECURITIES (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

STOCK INDEX PORTFOLIO
INVESTMENT OBJECTIVE AND POLICIES

The investment objective of this Portfolio is to achieve INVESTMENT RESULTS THAT GENERALLY CORRESPOND TO THE PERFORMANCE OF PUBLICLY-TRADED COMMON STOCKS. To achieve this goal, we attempt to duplicate the performance of the S&P 500 Index. While we make every effort to achieve this objective, we can't guarantee success.

--------------------------------------------------------------------------------
S&P 500 INDEX

We attempt to duplicate the performance of the Standard & Poor's 500 Stock Index, a market-weighted index which represents more than 70% of the market value of all publicly-traded common stocks.

--------------------------------------------------------------------------------

Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Index. We will attempt to remain as fully invested in the S&P 500 stocks as possible in light of cash flow into and out of the Portfolio.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality MONEY MARKET INSTRUMENTS. To the extent we do so, the Portfolio's performance will differ from that of the Index. We attempt to minimize differences in the performance of the Portfolio and the Index by using stock index FUTURES CONTRACTS, OPTIONS on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

ALTERNATIVE STRATEGIES

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

We may purchase and sell OPTIONS on stock indexes and purchase and sell stock index futures contracts and options on those FUTURES CONTRACTS.

The Portfolio may also enter into SHORT SALES AGAINST-THE-BOX. In a short sale we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results. A short sale is "against-the-box" when the Portfolio owns an equal amount of the securities sold short or owns securities that can be converted into the securities sold.


--------------------------------------------------------------------------------

THE PRUDENTIAL SERIES FUND, INC.                                              27

HOW THE PORTFOLIOS INVEST CONTINUED

--------------------------------------------------------------------------------

The Portfolio may also enter into REPURCHASE AGREEMENTS. In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at a set price on a specified date. This creates a fixed return for the Portfolio. The Portfolio may participate with certain other Portfolios of the Fund in a joint REPURCHASE ACCOUNT under an order obtained from the SEC. In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

We will consider factors such as cost and volatility in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, "Investment Objectives and Policies of the Portfolios."

ADDITIONAL STRATEGIES

The Portfolio also follows certain policies when it BORROWS MONEY (the Portfolio may borrow up to 5% of the value of its total assets); LENDS ITS SECURITIES; and holds ILLIQUID SECURITIES (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

A STOCK'S INCLUSION IN THE S&P 500 INDEX IN NO WAY IMPLIES S&P'S OPINION AS TO THE STOCK'S ATTRACTIVENESS AS AN INVESTMENT. THE PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P. S&P MAKES NO REPRESENTATIONS REGARDING THE ADVISABILITY OF INVESTING IN THE PORTFOLIO. "STANDARD & POOR'S," "STANDARD & POOR'S 500" AND "500" ARE TRADEMARKS OF MCGRAW HILL.


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THE PRUDENTIAL SERIES FUND, INC.                                              28

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INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Portfolios is no exception. This chart outlines the key risks and potential rewards of the principal investments and certain other investments each Portfolio may make. See also, "Investment Objectives and Policies of the Portfolios" in the SAI.



INVESTMENT TYPE             PROTFOLIO & % OF ASSETS     RISKS                                  POTENTIAL REWARDS
----------------------------------------------------------------------------------------------------------------------------------
HIGH-QUALITY MONEY MARKET   ALL PORTFOLIOS             -  Credit risk - the risk that the      - Regular interest income
OBLIGATIONS OF ALL TYPES    (% varies)                    borrower can't pay back the money
                                                          borrowed                             - Generally more secure than stocks
                                                                                                 since companies must pay their
                                                       -  Market risk - the risk that the        debts before they pay dividends
                                                          obligations may lose value because
                                                          interest rates change or there is
                                                          a lack of confidence in the borrower

------------------------------------------------------------------------------------------------------------------------------------
EQUITY AND EQUITY-RELATED   EQUITY SECURITIES:         -  Individual stocks could lose         - Historically, stocks have out
SECURITIES                  All Portfolios except         value                                  performed other investments
                            Government Income                                                    over the long term
                            (% varies)                 -  The equity markets could go
                                                          down, resulting in a decline         - Generally, economic growth
                            EQUITY-RELATED                in value of a Portfolio's              means higher corporate profits,
                            SECURITIES:                   investments                            which leads to an increase in
                            Conservative Balanced,                                               stock prices, known as capital
                            Diversified Bond, Equity,  -  Companies that pay dividends           appreciation
                            Flexible Managed, Global      may not do so if they don't
                            (% varies)                    have profits or adequate             - May be a source of dividend
                                                          cash flow                              income

                                                       -  Changes in economic or political     - Highly successful small-cap
                                                          conditions, both U.S. and              companies can outperform larger
                                                          international, may result in a         ones
                                                          decline in the value of a
                                                          Portfolio's investments

                                                       -  Small-cap companies are more
                                                          likely to reinvest earnings
                                                          and not pay dividends

                                                       -  Changes in interest rates may
                                                          affect the securities of
                                                          small- and medium-sized companies
                                                          more than the securities of larger
                                                          companies
----------------------------------------------------------------------------------------------------------------------------------

                                          THIS CHART CONTINUES ON THE NEXT PAGE


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THE PRUDENTIAL SERIES FUND, INC.                                              29
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HOW THE PORTFOLIOS INVEST CONTINUED

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

INVESTMENT TYPE      PORTFOLIO AND % OF ASSETS  RISKS                                    POTENTIAL REWARDS
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE     ALL PORTFOLIOS EXCEPT     - A Portfolio's holdings, share          - Bonds have generally outperformed
DEBT SECURITIES      STOCK INDEX                 price, yield, and total return           money market instruments over the long
                     (% varies)                  may fluctuate in response to             term with less risk than stocks
                                                 bond market movements
                                                                                        - Most bonds will rise in value
                                               - Credit risk - the default of an          when interest rates fall
                                                 issuer would leave a Portfolio
                                                 with unpaid interest or principal.     - Regular interest income
                                                 The lower a bond's quality, the
                                                 higher its potential volatility        - Investment grade bonds have a lower
                                                                                          risk of default
                                               - Market risk - the risk that the
                                                 market value of an investment may      - Generally more secure than stocks
                                                 move up or down, sometimes rapidly       since companies must pay their debts
                                                 or unpredictably. Market risk may        before they pay dividends
                                                 affect an industry, sector, or the
                                                 market as a whole

                                               - Interest rate risk - the value of
                                                 most bonds will fall when interest
                                                 rates rise; the longer a bond's
                                                 maturity and the lower its credit
                                                 quality, the more its value typically
                                                 falls. It can lead to price volatility

---------------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD DEBT      Conservative Balanced,    - Higher market risk                     - May offer higher interest income
SECURITIES           Diversified Bond,                                                    than higher quality debt securities
(JUNK BONDS)         Flexible Managed          - Higher credit risk
                     (% varies)
                                               - May be more illiquid (harder
                                                 to value and sell), in which
                                                 case valuation would depend
                                                 more on the investment adviser's
                                                 judgment than is generally the
                                                 case with higher rated securities

---------------------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES   Conservative Balanced,    - Foreign markets, economies             - Investors can participate in
                     Diversified Bond, Equity,   and political systems may                the growth of foreign markets
                     Flexible Managed, Global,   not be as stable as                      and companies operating in
                     Government Income           in the U.S.                              those markets
                     (% varies)
                                               - Currency risk - changing values        - Changing value of foreign
                     OPTIONS ON FOREIGN          of foreign currencies                    currencies
                     CURRENCIES:
                     Conservative Balanced,    - May be less liquid than U.S.           - Opportunities for
                     Equity, Flexible Managed,   stocks and bonds                         diversification
                     Global
                     (% varies)                - Differences in foreign laws,
                                                 accounting standards, public
                     FUTURES ON FOREIGN          information, custody and
                     CURRENCIES:                 settlement practices
                     Conservative Balanced,
                     Equity, Flexible Managed, - Year 2000 conversion may be
                     Global                      more of a problem for some
                     (% varies)                  foreign issuers

---------------------------------------------------------------------------------------------------------------------------------

                                          THIS CHART CONTINUES ON THE NEXT PAGE

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THE PRUDENTIAL FUND SERIES, INC.                                              30


INVESTMENT TYPE       PORTFOLIO AND % OF ASSETS         RISKS                                    POTENTIAL REWARDS
----------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES           OPTIONS ON EQUITY               - Derivatives, such as futures,           - A Portfolio could make money
                      SECURITIES:                       options and foreign currency              and protect against losses
                                                        forward contracts, may not                if the investment
                      Conservative Balanced,            fully offset the underlying               analysis proves correct
                      Equity, Flexible Managed,         positions and this could result
                      Global, Stock Index               in losses to a Portfolio that           - Derivatives that involve
                      (% varies)                        would not have otherwise occurred         leverage could generate
                                                                                                  substantial gains at low
                      OPTIONS ON DEBT                 - Derivatives used for risk management      cost
                      SECURITIES:                       may not have the intended effects and
                                                        may result in losses or missed          - One way to manage a Portfolio's
                      Conservative Balanced,            opportunities                             risk/return balance is to lock
                      Diversified Bond,                                                           in the value of an investment
                      Flexible Managed,               - The other party to a derivatives          ahead of time
                      Government Income                 contract could default
                      (% varies)
                                                      - Derivatives that involve leverage
                      OPTIONS ON STOCK INDEXES:         could magnify losses
                      Conservative Balanced,
                      Equity, Flexible Managed,       - Certain types of derivatives
                      Global, Stock Index               involve costs to a Portfolio
                      (% varies)                        that can reduce returns

                      FUTURES CONTRACTS ON
                      STOCK INDEXES:
                      Conservative Balanced,
                      Equity, Flexible Managed,
                      Global, Stock Index
                      (% varies)

                      FUTURES ON DEBT
                      SECURITIES AND INTEREST
                      RATE INDEXES:
                      Conservative Balanced,
                      Diversified Bond, Flexible
                      Managed, Global, Government
                      Income (% varies)

                      INTEREST RATE SWAPS:
                      Conservative Balanced,
                      Diversified Bond, Flexible
                      Managed, Government Income
                      (% varies)

----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED &     Government Income               - Prepayment risk - the risk that         - Regular interest income
ASSET BACKED                                            the underlying mortgage or other
SECURITIES                                              debt may be prepaid partially or        - Pass-through instruments provide
                                                        completely, generally during              greater diversification than
                                                        periods of falling interest               direct ownership of loans
                                                        rates, which could adversely
                                                        affect yield to maturity and could      - Certain mortgage-backed
                                                        require a Portfolio to reinvest in        securities may benefit from
                                                        lower-yielding securities                 security interest in
                                                                                                  real estate collateral
                                                      - Credit risk - the risk that the
                                                        underlying mortgages or receivables
                                                        will not be paid by debtors or by
                                                        credit insurers or guarantors of
                                                        such instruments and thus may involve
                                                        greater risk

                                                      - Market risk
----------------------------------------------------------------------------------------------------------------------------------

                                          THIS CHART CONTINUES ON THE NEXT PAGE

-------------------------------------------------------------------------------
THE PRUDENTIAL FUND SERIES, INC.                                              31

HOW THE PORTFOLIOS INVEST CONTINUED
-------------------------------------------------------------------------------


INVESTMENT TYPE           PORTFOLIO AND % OF ASSETS          RISKS                                   POTENTIAL REWARDS
----------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT    Conservative Balanced,           - Performance depends on the            - Real estate holdings can
TRUSTS (REITS)            Flexible Managed                   strength of real estate                 generate good returns from
                          (% varies)                         markets, REIT management                rents, rising market
                                                             and property management                 values, etc.
                                                             which can be affected by
                                                             many factors, including               - Greater diversification
                                                             national and regional                   than direct ownership
                                                             economic conditions

----------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES       All Portfolios                   - May be difficult to value             - May offer a more attractive
                          (15% of net assets)                precisely                               yield than more widely traded
                                                                                                     securities
                                                           - May be difficult to sell
                                                             at the time or price desired

----------------------------------------------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS       Conservative Balanced,           - Credit risk                           - May offer right to receive
                          Diversified Bond,                                                          principal, interest and
                          Flexible Managed                 - Market risk                             fees without as much risk
                          (% varies)                                                                 as lender
                                                           - A Portfolio has no rights
                                                             against the borrower in
                                                             the event the borrower
                                                             does not repay the loan

----------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED   WHEN-ISSUES AND DELAYED-         - Use of such instruments               - Use instruments may magnify
DELIVERY SECURITIES,      DELIVERY SECURITIES:               and strategies may magnify              underlying investment
REVERSE REPURCHASE        Conservative Balanced,             underlying investment                   gains
AGREEMENTS, DOLLAR        Diversified Bond, Equity,          losses
ROLLS AND SHORT SALES     Flexible Managed, Global,
                          Government Income                - Investment costs may exceed
                          (% varies)                         potential underlying investment
                                                             gains
                          REVERSE REPURCHASE AGREEMENTS:
                          Conservative Balanced,
                          Diversified Bond, Flexible
                          Managed, Government Income
                          and the money market portion
                          of any Portfolio (% varies)

                          DOLLAR ROLLS:
                          Conservative Balanced,
                          Diversified Bond,
                          Flexible Managed,
                          Government Income
                          (% varies)

                          SHORT SALES:
                          Conservative Balanced,
                          Diversified Bond,
                          Flexible Managed,
                          Government Income
                          (% varies)

                          SHORT SALES AGAINST THE
                          BOX:
                          All Portfolios
                          (% varies)

----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
THE PRUDENTIAL FUND SERIES, INC.                                              32

HOW THE PORTFOLIOS ARE MANAGED
-------------------------------------------------------------------------------

INVESTMENT ADVISER

The Prudential Insurance Company of America (Prudential) serves as the overall investment adviser for the Fund. Founded in 1875, it is responsible for the management of the Fund and provides investment advice and related services to each Portfolio. As of December 31, 1998, Prudential had total assets under management of approximately $334 billion. Prudential is located at 751 Broad Street, Newark, New Jersey 07102-3777.

Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval, all of which could take two or more years to complete. Prudential's management and Board of Directors have not yet determined to demutualize and it is possible that, after careful review, Prudential could decide not to go public.

The following chart lists the total investment advisory fees paid in 1998 as a percentage of the Portfolio's average net assets.

FEE ARRANGEMENT (1988)
-------------------------------------------------------------------------------
PORTFOLIO                       TOTAL ADVISORY FEES AS % OF AVERAGE NET ASSETS
-------------------------------------------------------------------------------
Conservative Balanced                                                     0.55
-------------------------------------------------------------------------------
Diversified Bond                                                          0.40
-------------------------------------------------------------------------------
Equity                                                                    0.45
-------------------------------------------------------------------------------
Flexible Managed                                                          0.60
-------------------------------------------------------------------------------
Global                                                                    0.75
-------------------------------------------------------------------------------
Government Income                                                         0.40
-------------------------------------------------------------------------------
Stock Index                                                               0.35
-------------------------------------------------------------------------------

INVESTMENT SUB-ADVISERS

Prudential has appointed Prudential Investment Corporation (PIC), a wholly owned subsidiary of Prudential, as the sub-adviser for each of the Portfolios. Prudential pays PIC for these services out of the fee Prudential receives from the Fund. PIC's address is 751 Broad Street, Newark, New Jersey 07102-3777.

PORTFOLIO MANAGERS

Prudential's fixed-income group is organized by teams that specialize in sector. The Fixed Income Investment Policy Committee, which is comprised of senior investment staff from each sector team, provides guidance to the teams regarding duration risk, asset allocations and general risk parameters. Each of the portfolio managers of the fixed-income Portfolios (or the fixed income portion of a Portfolio) contributes bottom-up securities selection within those guidelines and is responsible for the day-to-day management of the Portfolio.

-------------------------------------------------------------------------------
THE PRUDENTIAL FUND SERIES, INC.                                              33

HOW THE PORTFOLIOS ARE MANAGED CONTINUED
-------------------------------------------------------------------------------

CONSERVATIVE BALANCED PORTFOLIO & FLEXIBLE MANAGED PORTFOLIO

These Portfolios are managed by a team of portfolio managers. Mark Stumpp, Ph.D., Senior Managing Director of Prudential Investments, a division of Prudential, has been the lead portfolio manager of the Portfolios since 1994 and is responsible for the overall asset allocation decisions.

WARREN SPITZ, Managing Director of Prudential Investments, has been a portfolio manager of the Portfolios since 1995 and manages a portion of each Portfolio's equity holdings.

JOSE RODRIGUEZ, Managing Director of Prudential Investments, has been a portfolio manager of the Portfolios since 1993 and is responsible for the debt portion of the Portfolios. Mr. Rodriguez has been a portfolio manager for Prudential Investments since 1988.

JOHN MOSCHBERGER, CFA, Vice President of Prudential Investments, manages the portions of each Portfolio designed to duplicate the performance of the S&P 500 Index. Mr. Moschberger joined Prudential in 1980 and has been a portfolio manager since 1986.

DIVERSIFIED BOND PORTFOLIO & GOVERNMENT INCOME PORTFOLIO

These Portfolios are managed by MS. BARBARA KENWORTHY who has been the manager of each since 1995. Ms. Kenworthy is a Managing Director of Prudential Investments. Before joining Prudential in 1994, she served as president and portfolio manager for several Dreyfus fixed-income funds. Ms. Kenworthy has over 30 years of investment experience and is a member of the Treasury Borrowing Advisory Committee of the Public Securities Association.

EQUITY PORTFOLIO

THOMAS JACKSON, Managing Director of Prudential Investments, has managed this Portfolio since 1990. Mr. Jackson, a Managing Director of PIC, joined PIC in 1990 and has over 30 years of professional equity investment management experience. He was formerly co-chief investment officer of Red Oak Advisers and Century Capital Associates, each a private money management firm, where he managed pension and other accounts for institutions and individuals. Mr. Jackson was also with The Dreyfus Corporation where he managed and served as president of the Dreyfus Fund. Mr. Jackson began managing at Chase Manhattan Bank. He is a member of the New York Society of Security Analysts.

GLOBAL PORTFOLIO

DANIEL DUANE, CFA, Managing Director of Prudential Investments, INGRID HOLM, CFA, Vice President of Prudential Investments and MICHELLE PICKER, CFA, Vice President of Prudential Investments, have been co-managers of this Portfolio since 1997. Mr. Duane has managed the Portfolio since 1990. Ms. Holm has assisted in the management of Prudential mutual funds since 1994 and has managed a portion of Prudential's general account. Prior to 1994, Ms. Holm headed the high yield research group for Prudential's general account. Ms. Picker has been an analyst in Prudential's global equity investments groups since 1992 and has managed a portion of Prudential's general account.

STOCK INDEX PORTFOLIO

JOHN MOSCHBERGER, CFA, Vice President of Prudential Investments, has managed this Portfolio since 1990. (See description under "Conservative Balanced Portfolio & Flexible Managed Portfolio," above.)

-------------------------------------------------------------------------------
THE PRUDENTIAL FUND SERIES, INC.                                              34

HOW TO BUY AND SELL SHARES OF THE FUND
-------------------------------------------------------------------------------

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America (Prudential) as investment options under variable life insurance and variable annuity contracts including the VCA-24 Contract. (A separate account is simply an accounting device used to keep the assets invested in certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of contracts.

HOW TO BUY AND SELL SHARES

The only way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for the VCA-24 Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Class I shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the SEC.

NET ASSET VALUE

When you purchase or sell shares of a Portfolio the price you will pay or receive, as the case may be, is based on the share's value. This is known as the net asset value or NAV. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is placed. The NAV of each share class of each of the Portfolios is determined once a day - at 4:15 p.m. New York Time - on each day the New York Stock Exchange is open for business. If the New York Stock Exchange closes early on a day, the Portfolios' NAVs will be calculated some time between the closing time and 4:15 p.m. on that day.

The NAV for each of the Portfolios is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding.

To determine a Portfolio's NAV, its holdings are valued as follows:

EQUITY SECURITIES are generally valued at the last sale price on an exchange or NASDAQ, or if there is not sale, at the mean between the most recent bid and asked prices on that day. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

-------------------------------------------------------------------------------
THE PRUDENTIAL FUND SERIES, INC.                                              35

HOW TO BUY AND SELL SHARES OF THE FUND CONTINUED
-------------------------------------------------------------------------------

SHORT-TERM DEBT SECURITIES with remaining maturities of 12 month or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. For the other Portfolios, debt securities with remaining maturities of 60 days or less are valued on an amortized cost basis. This valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contractowners.

OTHER DEBT SECURITIES -- those that are not valued on an amortized cost basis -- are valued using an independent pricing service.

OPTIONS ON STOCK AND STOCK INDEXES that are traded on a national securities exchange are valued at the average of the bid and asked prices as of the close of that exchange.

FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE AVAILABLE will be valued at fair value by Prudential under the direction of the Fund's Board of Directors.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principle business address is 751 Broad Street, Newark, New Jersey 07102-3777.

-------------------------------------------------------------------------------
THE PRUDENTIAL FUND SERIES, INC.                                              36

OTHER INFORMATION
-------------------------------------------------------------------------------

FEDERAL INCOME TAXES

If you own or are considering purchasing a variable contract, you should consult the prospectus for the variable contract for tax information about that variable contract. You should also consult with a qualified tax adviser for information and advice.

The SAI provides information about certain tax laws applicable to the Fund.

YEAR 2000

The services provided to the Fund and the shareholders by the Fund's investment adviser, sub-advisers, distributor, transfer agent and custodians depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Fund's investment adviser, sub-advisers, distributor, transfer agent and custodians have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Directors receive and have received since mid-1998 satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner or that there will be no adverse impact on the Fund. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.

Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of the securities held by the Fund.

MONITORING FOR POSSIBLE CONFLICTS

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and may offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

-------------------------------------------------------------------------------
THE PRUDENTIAL FUND SERIES, INC.                                              37

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The financial highlights will help you evaluate the financial performance of each Portfolio.

The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the three years ended December 31, 1998, has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. The information for the two years ended December 31, 1995, was audited by other independent auditors whose report was also unqualified.

                                                                                    CONSERVATIVE BALANCED
                                                          ------------------------------------------------------------------------
                                                                                          YEAR ENDED
                                                                                         DECEMBER 31,
                                                          ------------------------------------------------------------------------
                                                            1998            1997            1996          1995(a)          1994(a)
                                                          --------        --------        --------       --------         --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year....................    $  14.97        $  15.52        $  15.31       $  14.10         $  14.91
                                                          --------        --------        --------       --------         --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.................................        0.66            0.76            0.66           0.63             0.53
Net realized and unrealized gains
        (losses) on investments.......................        1.05            1.26            1.24           1.78            (0.68)
                                                          --------        --------        --------       --------         --------
                Total from investment operations......        1.71            2.02            1.90           2.41            (0.15)
                                                          --------        --------        --------       --------         --------
LESS DISTRIBUTIONS:
Dividends from net investment income..................       (0.66)          (0.76)          (0.66)         (0.64)           (0.51)
Distributions from net realized gains.................       (0.94)          (1.81)          (1.03)         (0.56)           (0.15)
                                                          --------        --------        --------       --------         --------
                Total distributions...................       (1.60)          (2.57)          (1.69)         (1.20)           (0.66)
                                                          --------        --------        --------       --------         --------
Net Asset Value, end of year..........................    $  15.08        $  14.97        $  15.52       $  15.31         $  14.10
                                                          ========        ========        ========       ========         ========
TOTAL INVESTMENT RETURN:(b)...........................       11.74%          13.45%          12.63%         17.27%           (0.97)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions).................    $4,796.0        $4,744.2        $4,478.8       $3,940.8         $3,501.1
Ratios to average net assets:
        Expenses......................................        0.57%           0.56%           0.59%          0.58%            0.61%
        Net investment income.........................        4.19%           4.48%           4.13%          4.19%            3.61%
Portfolio turnover rate...............................         167%            295%            295%           201%             125%

(a) Calculations are based on average month-end shares outstanding.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

-------------------------------------------------------------------------------
THE PRUDENTIAL FUND SERIES, INC.                                              38

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The financial highlights will help you evaluate the financial performance of each Portfolio.

The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the three years ended December 31, 1998, has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. The information for the two years ended December 31, 1995, was audited by other independent auditors whose report was also unqualified.

                                                                              DIVERSIFIED BOND
                                                       -------------------------------------------------------------
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                       -------------------------------------------------------------
                                                         1998            1997        1996       1995(a)      1994(a)
                                                       --------         ------      ------      -------      -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.................    $  11.02         $11.07      $11.31       $10.04       $11.10
                                                       --------         ------      ------      -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..............................        0.69           0.80        0.76         0.76         0.68
Net realized and unrealized gains
        (losses) on investments....................        0.08           0.11       (0.27)        1.29        (1.04)
                                                       --------         ------      ------      -------      -------
                Total from investment operations...        0.77           0.91        0.49         2.05        (0.36)
                                                       --------         ------      ------      -------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income...............       (0.69)         (0.83)      (0.73)       (0.75)       (0.68)
Distributions from net realized gains..............       (0.04)         (0.13)         --        (0.03        (0.02)
                                                       --------         ------      ------      -------      -------
                Total distributions................       (0.73)         (0.96)      (0.73)       (0.78)       (0.70)
                                                       --------         ------      ------      -------      -------
Net Asset Value, end of year.......................    $  11.06         $11.02      $11.07       $11.31       $10.04
                                                       ========         ======      ======      =======      =======
TOTAL INVESTMENT RETURN:(b)........................        7.15%          8.57%       4.40%       20.73%       (3.23)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions)..............    $1,122.6         $816.7      $720.2       $655.8       $541.6
Ratios to average net assets:
        Expenses...................................        0.42%          0.43%       0.45%        0.44%        0.45%
        Net investment income......................        6.40%          7.18%       6.89%        7.00%        6.41%
Portfolio turnover rate                                     199%           224%        210%         199%          32%
FINANCIAL HIGHLIGHTS

(a) Calculations are based on average month-end shares outstanding.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.

-------------------------------------------------------------------------------
THE PRUDENTIAL FUND SERIES, INC.                                              39

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The financial highlights will help you evaluate the financial performance of each Portfolio.

The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the three years ended December 31, 1998, has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. The information for the two years ended December 31, 1995, was audited by other independent auditors whose report was also unqualified.

                                                                                       EQUITY
                                                         ------------------------------------------------------------------
                                                                                     YEAR ENDED
                                                                                    DECEMBER 31,
                                                         ------------------------------------------------------------------
                                                           1998           1997           1996          1995(a)      1994(a)
                                                         --------       --------       --------       --------     --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.................      $  31.07       $  26.96       $  25.64       $  20.66     $  21.49
                                                         --------       --------       --------       --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..............................          0.60           0.69           0.71           0.55         0.51
Net realized and unrealized gains on
        investments................................          2.21           5.88           3.88           5.89         0.05
                                                         --------       --------       --------       --------     --------
                Total from investment operations...          2.81           6.57           4.59           6.44         0.56
                                                         --------       --------       --------       --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income...............         (0.60)         (0.70)         (0.67)         (0.52)       (0.49)
Distributions from net realized gains..............         (3.64)         (1.76)         (2.60)         (0.94)       (0.90)
                                                         --------       --------       --------       --------     --------
                Total distributions................         (4.24)         (2.46)         (3.27)         (1.46)       (1.39)
                                                         --------       --------       --------       --------     --------
Net Asset Value, end of year.......................      $  29.64       $  31.07       $  26.96       $  25.64     $  20.66
                                                         ========       ========       ========       ========     ========
TOTAL INVESTMENT RETURN:(b)........................          9.34%         24.66%         18.52%         31.29%        2.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions)..............      $6,247.0       $6,024.0       $4,814.0       $3,813.8     $2,617.8
Ratios to average net assets:
        Expenses...................................          0.47%          0.46%          0.50%          0.48%        0.55%
        Net investment income......................          1.81%          2.27%          2.54%          2.28%        2.39%
Portfolio turnover rate............................            25%            13%            20%            18%           7%

(a) Calculations are based on average month-end shares outstanding.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

-------------------------------------------------------------------------------
THE PRUDENTIAL FUND SERIES, INC.                                              40

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The financial highlights will help you evaluate the financial performance of each Portfolio.

The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the three years ended December 31, 1998, has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. The information for the two years ended December 31, 1995, was audited by other independent auditors whose report was also unqualified.

                                                                                  FLEXIBLE MANAGED
                                                        --------------------------------------------------------------------
                                                                                     YEAR ENDED
                                                                                    DECEMBER 31,
                                                        --------------------------------------------------------------------
                                                          1998             1997           1996          1995(a)      1994(a)
                                                        --------         --------       --------       --------     --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.................     $  17.28         $  17.79       $  17.86       $  15.50      $ 16.96
                                                        --------         --------       --------       --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..............................         0.58             0.59           0.57           0.56         0.47
Net realized and unrealized gains
        (losses) on investments....................         1.14             2.52           1.79           3.15        (1.02)
                                                        --------         --------       --------       --------     --------
                Total from investment operations...         1.72             3.11           2.36           3.71        (0.55)
                                                        --------         --------       --------       --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income...............        (0.59)           (0.58)         (0.58)         (0.56)       (0.45)
Distributions from net realized gains..............        (1.85)           (3.04)         (1.85)         (0.79)       (0.46)
                                                        --------         --------       --------       --------     --------
                Total distributions................        (2.44)           (3.62)         (2.43)         (1.35)       (0.91)
                                                        --------         --------       --------       --------     --------
Net Asset Value, end of year.......................     $  16.56         $  17.28       $  17.79       $  17.86      $ 15.50
                                                        ========         ========       ========       ========     ========
TOTAL INVESTMENT RETURN:(b)........................        10.24%           17.96%         13.64%         24.13%       (3.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions)..............     $5,410.0         $5,490.1       $4,896.9       $4,261.2     $3,481.5
Ratios to average net assets:
        Expenses...................................         0.61%            0.62%          0.64%          0.63%        0.66%
        Net investment income......................         3.21%            3.02%          3.07%          3.30%        2.90%
Portfolio turnover rate                                      138%             227%           233%           173%         124%

(a) Calculations are based on average month-end shares outstanding.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

-------------------------------------------------------------------------------
THE PRUDENTIAL FUND SERIES, INC.                                              41

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The financial highlights will help you evaluate the financial performance of each Portfolio.

The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the three years ended December 31, 1998, has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. The information for the two years ended December 31, 1995, was audited by other independent auditors whose report was also unqualified.

                                                                                     GLOBAL
                                                          ----------------------------------------------------------
                                                                                   YEAR ENDED
                                                                                  DECEMBER 31,
                                                          ----------------------------------------------------------
                                                           1998          1997       1996        1995(a)      1994(a)
                                                          ------        ------     ------       -------      -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year..................      $17.92        $17.85     $15.53        $13.88       $14.64
INCOME FROM INVESTMENT OPERATIONS
Net investment income...............................        0.07          0.09       0.11          0.06         0.02
Net realized and unrealized gains
        (losses) on investments.....................        4.38          1.11       2.94          2.14        (0.74)
                                                          ------        ------     ------       -------      -------
                 Total from investment operations...        4.45          1.20       3.05          2.20        (0.72)
                                                          ------        ------     ------       -------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income................       (0.16)        (0.13)     (0.11)        (0.24)       (0.02)
Dividends in excess of net investment
        income......................................       (0.12)        (0.10)        --            --            --
Distributions from net realized gains...............       (0.93)        (0.90)     (0.62)        (0.31)       (0.02)
                                                          ------        ------     ------       -------      -------
                 Total distributions................       (1.21)        (1.13)     (0.73)        (0.55)       (0.04)
                                                          ------        ------     ------       -------      -------
Net Asset Value, end of year........................      $21.16        $17.92     $17.85        $15.53       $13.88
                                                          ======        ======     ======       =======      =======
TOTAL INVESTMENT RETURN:(b).........................       25.08%         6.98%     19.97%        15.88%       (4.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions)...............      $844.5        $638.4     $580.6        $400.1       $345.7
Ratios to average net assets:
        Expenses....................................        0.86%         0.85%      0.92%         1.06%        1.23%
        Net investment income.......................        0.29%         0.47%      0.64%         0.44%        0.20%
Portfolio turnover rate.............................          73%           70%        41%           59%          37%

(a) Calculations are based on average month-end shares outstanding.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

-------------------------------------------------------------------------------
THE PRUDENTIAL FUND SERIES, INC.                                              42

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The financial highlights will help you evaluate the financial performance of each Portfolio.

The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the three years ended December 31, 1998, has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. The information for the two years ended December 31, 1995, was audited by other independent auditors whose report was also unqualified.

                                                                              GOVERNMENT INCOME
                                                         -----------------------------------------------------------
                                                                                  YEAR ENDED
                                                                                 DECEMBER 31,
                                                         -----------------------------------------------------------
                                                          1998          1997          1996      1995(a)      1994(a)
                                                         ------        ------        ------     -------      -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.................      $11.52        $11.22        $11.72      $10.46      $11.78
                                                         ------        ------        ------     -------      -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..............................        0.67          0.75          0.75        0.74        0.70
Net realized and unrealized gains
        (losses) on investments....................        0.36          0.30         (0.51)       1.28       (1.31)
                                                         ------        ------        ------     -------      -------
                Total from investment operations...        1.03          1.05          0.24        2.02       (0.61)
                                                         ------        ------        ------     -------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income...............       (0.68)        (0.75)        (0.74)      (0.76)      (0.71)
Dividends in excess of net investment
        income.....................................          --(c)         --            --          --          --
                                                         ------        ------        ------     -------      -------
                Total distributions................       (0.68)        (0.75)        (0.74)      (0.76)      (0.71)
                                                         ------        ------        ------     -------      -------
Net Asset Value, end of year.......................      $11.87        $11.52        $11.22      $11.72      $10.46
                                                         ======        ======        ======     =======      =======
TOTAL INVESTMENT RETURN:(b)........................        9.09%         9.67%         2.22%      19.48%      (5.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions)..............      $443.2        $429.6        $482.0      $501.8      $487.6
Ratios to average net assets:
        Expenses...................................        0.43%         0.44%         0.46%       0.45%       0.45%
        Net investment income......................        5.71%         6.40%         6.38%       6.55%       6.30%
Portfolio turnover rate............................         109%           88%          95%         195%         34%

(a) Calculations are based on average month-end shares outstanding.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.

-------------------------------------------------------------------------------
THE PRUDENTIAL FUND SERIES, INC.                                              43

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

The financial highlights will help you evaluate the financial performance of each Portfolio.

The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect charges under any variable contract. The information is for Class I for the periods indicated.

The information for the three years ended December 31, 1998, has been audited by PricewaterhouseCoopers LLP, whose unqualified report, along with the financial statements, appear in the SAI, which is available upon request. The information for the two years ended December 31, 1995, was audited by other independent auditors whose report was also unqualified.

                                                                                      STOCK INDEX
                                                         ---------------------------------------------------------------------
                                                                                       YEAR ENDED
                                                                                      DECEMBER 31,
                                                         ---------------------------------------------------------------------
                                                           1998             1997             1996          1995(a)     1994(a)
                                                         --------         --------         --------       --------     -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.................      $  30.22          $ 23.74          $ 19.96       $  14.96      $15.20
                                                         --------         --------         --------       --------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..............................          0.42             0.43             0.40           0.40        0.38
Net realized and unrealized gains
        (losses) on investments....................          8.11             7.34             4.06           5.13       (0.23)
                                                         --------         --------         --------       --------     -------
                Total from investment operations...          8.53             7.77             4.46           5.53        0.15
                                                         --------         --------         --------       --------     -------
LESS DISTRIBUTIONS:
Dividends from net investment income...............         (0.42)           (0.42)           (0.40)         (0.38)      (0.37)
Distributions from net realized gains..............         (0.59)           (0.87)           (0.28)         (0.15)      (0.02)
                                                         --------         --------         --------       --------     -------
                Total distributions................         (1.01)           (1.29)           (0.68)         (0.53)      (0.39)
                                                         --------         --------         --------       --------     -------
Net Asset Value, end of year.......................      $  37.74          $ 30.22          $ 23.74       $  19.96      $14.96
                                                         ========         ========         ========       ========     =======
TOTAL INVESTMENT RETURN:(b)........................         28.42%           32.83%           22.57%         37.06%       1.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions)..............      $3,548.1          $2,448.2         $1,581.4      $1,031.3      $664.5
Ratios to average net assets:
        Expenses...................................          0.37%            0.37%            0.40%          0.38%       0.42%
        Net investment income......................          1.25%            1.55%            1.95%          2.27%       2.50%
Portfolio turnover rate............................             3%               5%               1%            1%           2%

(a) Calculations are based on average month-end shares outstanding.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

-------------------------------------------------------------------------------
THE PRUDENTIAL FUND SERIES, INC.                                              44

                      (This page intentionally left blank)

FOR MORE INFORMATION
-------------------------------------------------------------------------------

Additional information about the Fund and each Portfolio can be obtained upon request without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
  (incorporated by reference into this prospectus)

ANNUAL REPORT
  (including a discussion of market conditions and strategies that significantly affected the Portfolios' performance during the previous year)

SEMI-ANNUAL REPORT

--------------------------------------------------------------------------------
To obtain these documents or to ask any questions about the Fund:

CALL TOLL-FREE
(800) 778-2255

WRITE TO:
Prudential Series Fund,
751 Broad Street,
Newark, NJ 07102-3777

--------------------------------------------------------------------------------
You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

BY MAIL:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
  (The SEC charges a fee to copy documents.)

IN PERSON:
Public Reference Room in Washington, DC
   (For hours of operation, call 1(800) SEC-0330.)

VIA THE INTERNET:
http://www.sec.gov

--------------------------------------------------------------------------------
SEC File No. 811-03623

--------------------------------------------------------------------------------
THE PRUDENTIAL FUND SERIES, INC.                                              46

A "Statement of Additional Information" about the Contracts has been filed with the Securities and Exchange Commission. A copy of this Statement is available without charge.

To receive additional information about the MEDLEY Program fill in your name and address on this card, tear it off, affix the proper postage, and mail it to us.

YOU MUST DETACH BEFORE MAILING

-------------------------------------------------------------------------------

Please send me the "Statement of Additional Information" describing The Prudential's Group Variable Contracts.

Name       ______________________________________________
Address      ____________________________________________

City     ________________________________________________
State______________________ Zip Code    _________________

PLEASE PRINT--will be used as mailing label!

                                      Please
                                       place
                                      correct
                                      postage
                                        here

Prudential Investments
c/o Prudential Investments
30 Scranton Office Park
Scranton, Pennsylvania 18507-1789

Attention: Retirement Services Marketing

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 1999

                              THE MEDLEY(SM) PROGRAM

                            GROUP VARIABLE CONTRACTS

                                 issued through

         THE PRUDENTIAL                                    THE PRUDENTIAL
   VARIABLE CONTRACT ACCOUNT                         VARIABLE CONTRACT ACCOUNT
             -10                                                 -11


                                 THE PRUDENTIAL
                          VARIABLE CONTRACT ACCOUNT-24

These Contracts are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986, as amended, and with non-qualified annuity arrangements. Contributions made on behalf of Participants may be invested in The Prudential Variable Contract Account-10, a separate account primarily invested in common stocks, in The Prudential Variable Contract Account-11, a separate account invested in money market instruments, or in one or more of the seven Subaccounts of The Prudential Variable Contract Account-24. Each Subaccount is invested in a corresponding Portfolio of The Prudential Series Fund, Inc.

                                 ---------------

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 1999, which is available without charge upon written request to The Prudential Insurance Company of America, c/o Prudential Investments, 30 Scranton Office Park, Scranton, PA 18507-1789, or by telephoning 1-800-458-6333.

                                [GRAPHIC OMITTED]

                                TABLE OF CONTENTS


                                                                                   PAGE
INVESTMENT MANAGEMENT AND ADMINISTRATION OF VCA 10, VCA 11 AND VCA 24...........       1

     Fundamental investment restrictions adopted by VCA 10 .....................       2

     Non-fundamental investment restrictions adopted by VCA 10..................       3

     Fundamental investment restrictions adopted by VCA 11......................       4

     Non-fundamental investment restrictions adopted by VCA 11..................       5

     Investment restrictions imposed by state law...............................       5

     Additional information about financial futures contracts...................       6

     Additional information about options.......................................       7

     Forward foreign currency exchanges contracts...............................      12

     Interest rate swaps........................................................      12

     Loans of portfolio securities..............................................      13

     Portfolio turnover rate....................................................      13

     Portfolio brokerage and related practices..................................      14

     Custody of securities......................................................      15

PERFORMANCE INFORMATION.........................................................      15

THE VCA 10 AND VCA 11 COMMITTEES................................................      18

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--DIRECTORS..........................      19

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA--PRINCIPAL OFFICERS.................      22

SALE OF THE CONTRACTS...........................................................      23

EXPERTS.........................................................................      24

FINANCIAL STATEMENTS OF VCA 10..................................................      A-1

FINANCIAL STATEMENTS OF VCA 11..................................................     A-11

FINANCIAL STATEMENTS OF VCA 24..................................................     A-19

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA AND SUBSIDIARIES.............................................      B-1

                              INVESTMENT MANAGEMENT

                              AND ADMINISTRATION OF

                            VCA 10, VCA 11 AND VCA 24

The Prudential Insurance Company of America ("Prudential") acts as investment manager for The Prudential Variable Contract Account-10 ("VCA 10") and The Prudential Variable Contract Account-11 ("VCA 11") under separate investment management agreements with each of them. Each Account's assets are invested and reinvested in accordance with its investment objective and policies, subject to the general supervision and authorization of the Account's Committee.

The assets of each Subaccount of VCA 24 are invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Fund"). The Prospectus and the Statement of Additional Information of the Fund describe the investment management and administration of the Fund and its various portfolios.

Subject to Prudential's supervision, all of the investment management services provided by Prudential are furnished by its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"), pursuant to the service agreement between Prudential and PIC (the "Service Agreement") which provides that Prudential will reimburse PIC for its costs and expenses. PIC is registered as an investment adviser under the Investment Advisers Act of 1940.

Prudential continues to have responsibility for all investment advisory services under its management or subadvisory agreements with respect to its clients. Prudential's investment management agreement with each of VCA 10 and VCA 11 was most recently renewed by unanimous vote of the Committees on May 28, 1998 and by the Participants in each Account on September 8, 1983. The Service Agreement was submitted to and approved by Participants in VCA 10 and VCA 11 on November 4, 1985 and its annual continuation was most recently approved by unanimous vote of the VCA 10 and VCA 11 Committees on May 28, 1998. Each Account's investment management agreement and the Service Agreement will continue in effect as long as approved at least once a year by a majority of the non-interested members of the Account's Committee and either by a majority of each entire Committee or by a majority vote of persons entitled to vote in respect of the Account. An Account's investment management agreement will terminate automatically in the event of assignment, and may be terminated without penalty on 60 days' notice by the Account's Committee or by the majority vote of persons having voting rights in respect of the Account, or on 90 days' notice by Prudential.

The Service Agreement will continue in effect as to each Account for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in the same manner as the agreements for investment management services between Prudential and the Accounts. The Service Agreement may be terminated by either party upon not less than thirty days' prior written notice to the other party, will terminate automatically in the event of its assignment and will terminate automatically as to an Account in the event of the assignment or termination of the agreement for investment management services between Prudential and the Account. Prudential is not relieved of its responsibility for all investment advisory services under the agreement for investment management services between Prudential and the Accounts. The Service Agreement provides for Prudential to reimburse PIC for its costs and expenses incurred in furnishing investment advisory services. For the meaning of a majority vote of persons having voting rights with respect to an Account, see the section entitled "Voting Rights" in the Prospectus.

Prudential is responsible for the administrative and recordkeeping functions of VCA 10, VCA 11 and VCA 24 and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participants' Accumulation Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

A daily charge is made which is equal to an effective annual rate of 1.00% of the net value of the assets in VCA 10 and VCA 11. Three-quarters of this charge (0.75%) is for administrative expenses not covered by the annual account charge, and one-quarter

(0.25%) is for investment management. During 1998, 1997 and, 1996, Prudential received $5,890,071, $5,388,303, and $4,121,607, respectively, from VCA 10 and
$963,852, $892,983 and $804,528, respectively, from VCA 11 for administrative expenses and for providing management services.

A daily charge is made which is equal to an effective annual rate of 0.75% of the net value of the assets in each Subaccount of VCA 24. All of this charge is for administrative expenses not covered by the annual account charge. During 1998, 1997 and, 1996, Prudential received $10,057,907, $9,369,395 and
$6,866,521, respectively, in daily charges for VCA 24.

Prior to May 1, 1997, an annual account charge for administrative expenses of not greater than $20 was assessed against a Participant's Accumulation Account. As of May 1, 1997, this charge was increased to not greater than $30. During 1998, 1997 and, 1996, Prudential collected $106,534, $125,689, and $81,929, respectively, from VCA 10 and $47,451, $58,601, and $40,724, respectively, from VCA 11 in annual account charges. During 1998, 1997, and 1996, Prudential collected $152,129, $294,865 and $143,977, respectively, in annual account charges from VCA 24.

A deferred sales charge is also imposed on certain withdrawals from the Accounts and Subaccounts. The deferred sales charges imposed on withdrawals from VCA 10 during 1998, 1997, and 1996, were $9,116, $18,599,and $13,057, respectively. The deferred sales charges imposed on VCA 11 withdrawals during 1998, 1997, and 1996, were $2,389, $8,370, and $8,659, respectively. During 1998, 1997, and
1996, the deferred sales charges imposed on withdrawals from VCA 24 were $38,089, $93,520 and $98,456, respectively.

FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 10

In addition to the investment objective described in the prospectus, the following investment restrictions are fundamental investment policies of VCA 10 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.

Concentration in Particular Industries. VCA 10 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of VCA 10's total assets, more than 5% of VCA 10's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of VCA 10's total assets (determined at the time of the investment) would be invested in a single industry.

Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA 10 except that VCA 10 may buy and sell securities that are secured by real estate or shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system ("NASDAQ").

Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA 10 except that VCA 10 may purchase and sell financial futures contracts and related options.

Loans. VCA 10 will not lend money, except that loans of up to 10% of the value of VCA 10's total assets may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be "loans" for this purpose and may be entered into or purchased by VCA 10 in accordance with its investment objectives and policies.

Borrowing. VCA 10 will not issue senior securities, borrow money or pledge its assets, except that VCA 10 may borrow from banks up to 33 1/3 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA 10 may pledge up to 33 1/3 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts, and options thereon are not deemed to be a pledge of assets or the issuance of a senior security.

Margin. VCA 10 will not purchase securities on margin (but VCA 10 may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by VCA 10 of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

Underwriting of Securities. VCA 10 will not underwrite the securities of other issuers, except where VCA 10 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA 10 is permitted to make.

Control or Management of Other Companies. No securities of any company will be acquired for VCA 10 for the purpose of exercising control or management thereof.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 10

The VCA 10 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA 10.

Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA 10 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

Short Sales. VCA 10 will not make short sales of securities or maintain a short position, except that VCA 10 may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and interest rate swap agreements are not deemed to be short sales.

Illiquid Securities. No more than 15% of the value of the net assets held in VCA 10 will be invested in securities (including repurchase agreements and non-negotiable time deposits maturing in more than seven days) that are subject to legal or contractual restrictions on resale or for which no readily available market exists.

FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 11

In addition to the investment objective described in the Prospectus, the following investment restrictions are fundamental investment policies of VCA 11 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.

Concentration in Particular Industries. VCA 11 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of VCA 11's total assets, more than 5% of VCA 11's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of VCA 11's total assets (determined at the time of the investment) would be invested in a single industry. Notwithstanding this restriction, there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks, and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason).

Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA 11.

Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA 11.

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

Loans. VCA 11 will not lend money, except that it may purchase debt obligations in accordance with its investment objective and policies and may engage in repurchase agreements.

Borrowing. VCA 11 will not issue senior securities, borrow money or pledge its assets, except that VCA 11 may borrow from banks up to 33 1/3 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA 11 may pledge up to 33 1/3 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis is not deemed to be a pledge of assets or the issuance of a senior security.

Margin. VCA 11 will not purchase securities on margin (but VCA 11 may obtain such short-term credits as may be necessary for the clearance of transactions).

Underwriting of Securities. VCA 11 will not underwrite the securities of other issuers, except where VCA 11 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA 11 is permitted to make.

Control or Management of Other Companies. No securities of any company will be acquired for VCA 11 for the purpose of exercising control or management thereof.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 11

The VCA 11 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA 11.

Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA 11 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act of 1940 as amended, and the rules and regulations thereunder.

Short Sales. VCA 11 will not make short sales of securities or maintain a short position.

Illiquid Securities. No more than 10% of the value of the net assets held in VCA 11 will be invested in illiquid securities (including repurchase agreements and non-negotiable time deposits maturing in more than seven days). Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

INVESTMENT RESTRICTIONS IMPOSED BY STATE LAW

In addition to the investment objectives, policies and restrictions that they have adopted, VCA 10 and VCA 11 must limit their investments to those authorized for variable contract accounts of life insurance companies by the laws of the State of New Jersey. In the event of future amendments of the applicable New Jersey statutes, each Account will comply, without the approval of Participants or others having voting rights in respect of the Account, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they currently read are, in summary form, as follows:

1. An account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. "Institution" includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.



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

2. The stock of a corporation may not be purchased unless (i) the corporation has paid a cash dividend on the class of stock during each of the past five years preceding the time of purchase, or (ii) during the five-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock, or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.

3. Any common stock purchased must be (i) listed or admitted to trading on a securities exchange in the United States or Canada; or (ii) included in the National Association of Securities Dealers' national price listings of "over-the-counter" securities; or (iii) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and as to which market quotations are available.

4. Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of an Account would be invested in the securities of such corporation.

The currently applicable requirements of New Jersey law impose substantial limitations on the ability of VCA 10 to invest in the stock of companies whose securities are not publicly traded or who have not recorded a five-year history of dividend payments or earnings sufficient to support such payments. This means that the Account will not generally invest in the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under paragraph 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the Account.

Investment limitations may also arise under the insurance laws and regulations of other states where the Contracts are sold. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolios of the Accounts.

ADDITIONAL INFORMATION ABOUT FINANCIAL FUTURES CONTRACTS

As described in the prospectus, VCA 10 may engage in certain transactions involving financial futures contracts. This additional information on those instruments should be read in conjunction with the prospectus.

VCA 10 will only enter into futures contracts that are standardized and traded on a U.S. exchange or board of trade. When a financial futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called the "variation margin," are made on a daily basis as the underlying security, index, or rate fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

There are several risks associated with the use of futures contracts for hedging purposes. While VCA 10's hedging transactions may protect it against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude VCA 10 from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. There can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the securities or other assets being hedged. An incorrect correlation could result in a loss on both the hedged assets and the hedging vehicle so that VCA 10's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected market trends.

There can be no assurance that a liquid market will exist at a time when VCA 10 seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a



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

single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent VCA 10 from liquidating an unfavorable position and VCA 10 would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

ADDITIONAL INFORMATION ABOUT OPTIONS

As described in the prospectus, VCA 10 may engage in certain transactions involving options. This additional information on those instruments should be read in conjunction with the prospectus.

In addition to those described in the prospectus, options have other risks, primarily related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although VCA 10 will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that VCA 10 would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If VCA 10 as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

The purchase and sale of over-the-counter ("OTC") options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, VCA 10 will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when VCA 10 writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which VCA 10 originally wrote the OTC option. There can be no assurance that VCA 10 will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, VCA 10 may be unable to liquidate an OTC option.

Options on Equity Securities. VCA 10 may purchase and write (i.e., sell) put and call options on equity securities that are traded on U.S. securities exchanges, are listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or that result from privately negotiated transactions with broker-dealers ("OTC options"). A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.

VCA 10 will write only "covered" options on stocks. A call option is covered if:
(1) VCA 10 owns the security underlying the option; or (2) VCA 10 has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or
(3) VCA 10 holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by VCA 10 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian. A put option is covered if: (1) VCA 10 deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid unencumbered assets having a value equal to or greater than the exercise price of the option; or (2) VCA 10 holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by VCA 10 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian.

VCA 10 may also purchase "protective puts" (i.e., put options acquired for the purpose of protecting VCA 10 security from a decline in market value). The loss to VCA 10 is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit VCA 10 realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

VCA 10 may also purchase putable and callable equity securities, which are securities coupled with a put or call option provided by the issuer.

VCA 10 may purchase call options for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on stocks.

If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Similarly, the holder of an option may liquidate his or her position by exercise of the option or by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that closing purchase or closing sale transactions can be effected.

Options on Debt Securities. VCA 10 may purchase and write exchange-traded and OTC put and call options on debt securities. Options on debt securities are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

VCA 10 will write only "covered" options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, VCA 10 might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.

VCA 10 may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered as the cover for both the put and the call). In such cases, VCA 10 will also segregate or deposit for the benefit of VCA 10's broker cash or liquid unencumbered assets equivalent to the amount, if any, by which the put is "in the money." It is contemplated that VCA 10's use of straddles will be limited to 5% of VCA 10's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of VCA 10's net assets at the time the straddle is written).

VCA 10 may purchase "protective puts" in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts on debt securities operate in the same manner as protective puts on equity securities, described above. VCA 10 may wish to protect certain securities against a decline in market value at a time when put options on those particular securities are not available for purchase. VCA 10 may therefore purchase a put option on securities it does not hold. While changes in the value of the put should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which VCA 10 purchases a put option on an underlying security it owns.

VCA 10 may also purchase call options on debt securities for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.

VCA 10 may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.

VCA 10 may enter into closing purchase or sale transactions in a manner similar to that discussed above in connection with options on equity securities.

Options on Stock Indices. VCA 10 may purchase and sell put and call options on stock indices traded on national securities exchanges, listed on NASDAQ or that result from privately negotiated transactions with broker-dealers. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the "multiplier"). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

VCA 10 will write only "covered" options on stock indices. A call option is covered if VCA 10 follows the segregation requirements set forth in this paragraph. When VCA 10 writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. government securities or other liquid unencumbered assets, or "qualified securities" (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which VCA 10 has not written a stock call option and which has not been hedged by VCA 10 by the sale of stock index futures. When VCA 10 writes a call option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. government securities or other liquid unencumbered assets, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of VCA 10's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, VCA 10 will so segregate, escrow, or pledge an amount in cash, U.S. government securities, or other liquid unencumbered assets equal in value to the difference. In addition, when VCA 10 writes a call on an index which is in-the-money at the time the call is written, it will segregate with its custodian or pledge to the broker as collateral, cash or U.S. government securities or other liquid unencumbered assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to VCA 10's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

A call option is also covered if VCA 10 holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by VCA 10 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian.

A put option is covered if: (1) VCA 10 holds in a segregated account cash, U.S. government securities or other liquid unencumbered assets of a value equal to the strike price times the multiplier times the number of contracts; or (2) VCA 10 holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by VCA 10 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian.

VCA 10 may purchase put and call options on stock indices for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. VCA 10 may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, VCA 10 would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to VCA 10. Price movements in VCA 10's equity security holdings probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index VCA 10 bears the risk that the price of the securities held by VCA 10 may not increase as much as the index. In such event, VCA 10 would bear a loss on the call which is not completely offset by movement in the price of VCA 10's equity securities. It is also possible that the index may rise when VCA 10's securities do not rise in value. If this occurred, VCA 10 would experience a loss on the call which is not offset by an increase in the value of its securities holdings and might also experience a loss in its securities holdings. In addition, when VCA 10 has written a call, there is also a risk that the market may decline between the time VCA 10 has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time VCA 10 is able to sell stocks in its portfolio. As with stock options, VCA 10 will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where VCA 10 would be able to deliver the underlying securities in settlement, VCA 10 may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.

There are also certain special risks involved in purchasing put and call options on stock indices. If VCA 10 holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercise option to fall out of-the-money, VCA 10 will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer. Although VCA 10 may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Options on Foreign Currencies. VCA 10 may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock. VCA 10's successful use of options on foreign currencies depends upon the investment manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. In addition, the correlation between movements in the price of options and the price of currencies being hedged is imperfect.

Options on Futures Contracts. VCA 10 may enter into certain transactions involving options on futures contracts. VCA 10 will utilize these types of options for the same purpose that it uses the underlying futures contract. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. VCA 10 intends to utilize options on futures contracts for the same purposes that it uses the underlying futures contracts.

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that the investment manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 10 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 10 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 10.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract is a contract obligating one party to purchase and the other party to sell one currency for another currency at a future date and price. When investing in foreign securities, VCA 10 may enter into such contracts in anticipation of or to protect itself against fluctuations in currency exchange rates.

VCA 10 generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, VCA 10 may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

VCA 10's successful use of forward contracts depends upon the investment manager's ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.

INTEREST RATE SWAP TRANSACTIONS

VCA 10 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 10 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same--to increase or decrease exposure to long- or short-term interest rates. For example, VCA 10 may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Account anticipates purchasing at a later date. VCA 10 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.

The use of swap agreements is subject to certain risks. As with options and futures, if the investment manager's prediction of interest rate movements is incorrect, VCA 10's total return will be less than if the Account had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA 10 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

LOANS OF PORTFOLIO SECURITIES

VCA 10 and VCA 11 may from time to time lend their portfolio securities to broker-dealers, qualified banks and certain institutional investors, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities. During the time portfolio securities are on loan, VCA 10 and VCA 11 will continue to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. VCA 10 and VCA-II will not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of stock loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but VCA 10 and VCA 11 would be unsecured creditors with respect to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent.

VCA 10 and VCA 11 will not lend their portfolio securities to borrowers affiliated with Prudential, including Prudential Securities Incorporated. This will not affect the Accounts' ability to maximize their securities lending opportunities.

PORTFOLIO TURNOVER RATE

VCA 10 has no fixed policy with respect to portfolio turnover, which is an index determined by dividing the lesser of the purchases and sales of portfolio securities during the year by the monthly average of the aggregate value of the portfolio securities owned during the year. VCA 10 seeks long term capital growth rather than short term trading profits. However, during any period when changing economic or market conditions are anticipated, successful management requires an aggressive response to such changes which may result in portfolio shifts that may significantly increase the rate of portfolio turnover. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by VCA 10. It is not anticipated that under normal circumstances the annual portfolio turnover rate would exceed 100%. During 1998 and 1997 the total portfolio turnover rate for VCA 10 was 49% and 47%, respectively.

PORTFOLIO BROKERAGE AND RELATED PRACTICES

Prudential is responsible for decisions to buy and sell securities for VCA 10 and VCA 11, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities for VCA 10 will be executed primarily through brokers who will receive a commission paid by the Account. Fixed income securities, as well as securities traded in the over-the-counter market, on the other hand, will not normally incur any brokerage commissions. These securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain of these securities may be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

In placing orders for portfolio transactions of the Accounts, primary consideration is given to obtaining the most favorable price and best execution. An attempt is made to effect each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. However, a higher spread or commission than is otherwise necessary for a particular transaction may be paid if to do so appears to further the goal of obtaining the best execution available.

In connection with any securities transaction that involves a commission payment, the commission is negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. Periodically, Prudential and PIC review the allocation among brokers of orders for equity securities and the commissions that were paid.

When selecting a broker or dealer in connection with a transaction for either Account, consideration is given to whether the broker or dealer has furnished Prudential or PIC with certain services that brokerage houses customarily supply to institutional investors, provided this does not jeopardize the objective of obtaining the best price and execution.

These services include statistical and economic data and research reports on particular companies and industries. Prudential and PIC use these services in connection with all of their investment activities, and some of the data or services obtained in connection with the execution of transactions for an Account may be used in managing other investment accounts. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data and services may be used in providing investment management for one or both of the Accounts. Although Prudential's present policy is not to permit higher spreads or commissions to be paid on transactions for the Accounts in order to secure research and statistical services from brokers or dealers, Prudential might in the future authorize the payment of higher commissions (but not of higher spreads), with the prior concurrence of an Account's Committee, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all the services that the broker provides.

When investment opportunities arise that may be appropriate for more than one entity for which Prudential serves as investment manager or adviser, one entity will not be favored over another and allocations of investments among them will be made in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which Prudential acts as investment manager or adviser have different investment objectives and positions, from time to time a particular security may be purchased for one or more such entities while at the same time such securities may be sold for another.

An affiliated broker may be employed to execute brokerage transactions on behalf of the Accounts as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. During 1998, 1997 and 1996, the total dollar amount of commissions paid by VCA 10 to an affiliated broker, Prudential Securities Incorporated, was $8,801, $27,462 and $12,687, respectively, which represented 1.0%, 3.3% and 2.3%, respectively, of the aggregate brokerage commissions paid by

VCA 10. For 1998, 1997 and 1996 Prudential Securities effected 1.2%, 3.1% and 2.1%, respectively, of the transactions involving the payment of commissions on an aggregate dollar basis. The Accounts may not engage in any transactions in which Prudential or its affiliates, including Prudential Securities Incorporated, acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

Prudential or PIC may enter into business transactions with brokers or dealers for purposes other than the execution of portfolio securities transactions for accounts Prudential manages. These other transactions will not affect the selection of brokers or dealers in connection with portfolio transactions for the Accounts.

During 1998, 1997, and 1996, $901,787, $828,324, and $548,304, respectively, was paid to various brokers in connection with securities transactions for VCA 10. Of this amount, approximately 64.7%, 62.1% and 78.6%, respectively, was allocated to brokers who provided research and statistical services to Prudential.

CUSTODY OF SECURITIES

Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, is custodian of the assets of VCA 10 and VCA 11 and maintains certain books and records in connection therewith.

PERFORMANCE INFORMATION

The tables below provide performance information for each variable investment option through December 31, 1998. The performance information is based on historical experience and does not indicate or represent future performance.

ANNUAL AVERAGE TOTAL RETURN

Table 1 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 1998 in VCA 10, VCA 11 and the following subaccounts of VCA 24: Diversified Bond, Government Income, Conservative Balanced, Flexible Managed, Stock Index, Equity and Global. These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the Contract. VCA 24 has been in existence since May 1, 1987. However, the applicable underlying Portfolios of the Fund existed as funding vehicles for other Prudential products prior to that date. For performance information purposes, the returns calculated below for periods prior to inclusion in the MEDLEY Program reflect a hypothetical return as if those portfolios were part of the MEDLEY Program at that time, using charges applicable to the MEDLEY Program.

                                     TABLE 1

                 AVERAGE ANNUAL TOTAL RETURN ASSUMING WITHDRAWAL





                                                                                      FROM DATE PORTFOLIO
                                                                                          ESTABLISHED
                                                                                           THROUGH
                                                                                           12/31/98 IF
                                                    ONE YEAR   FIVE YEARS  TEN YEARS      PORTFOLIO
                                  DATE               ENDED       ENDED       ENDED      NOT IN EXISTENCE
                                ESTABLISHED        12/31/98      12/31/98   12/31/98      FOR TEN YEARS
                                -----------        --------      --------    --------     ----------------
VCA 10 ....................       8/25/82           (9.35)%       14.76%       15.43%         --
VCA 11 ....................       8/25/82           (1.33)         4.17         4.98          --
VCA 24:

     Diversified Bond .....       5/13/83            0.35          6.12         8.30          --
     Government Income ....       5/1/89             2.27          5.62        --             8.04%
     Conservative Balanced        5/13/83            4.86          9.51        10.45          --
     Flexible Managed .....       5/13/83            3.36         11.04        12.28          --
     Stock Index ..........       10/19/87          21.41         22.55        17.81
     Equity ...............       5/13/83            2.37         15.68        15.81
     Global ...............       9/19/88           17.66         10.75         9.87          --

The average annual rates of total return shown above are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the withdrawal value, in accordance with the following formula: P(1+T)n = ERV. In the formula, P is a hypothetical investment or contribution of $1,000; T is the average annual total return; n is the number of years; and ERV is the withdrawal value at the end of the periods shown. The annual account charge is prorated among the investment options available under MEDLEY, including the Companion Contract, in the same proportions as the aggregate annual contract fees are deducted from each option. These figures assume deduction of the maximum deferred sales charge that may be applicable to a particular period.

NON-STANDARD TOTAL RETURN

Table 2 below shows the average annual rates of return as in Table 1, but assumes that the contributions or investments are not withdrawn at the end of the period or that the Participant annuitizes at the end of the period.

                                     TABLE 2

               AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL


                                                                                             FROM DATE
                                                                                              PORTFOLIO
                                                                                             ESTABLISHED
                                                                                              THROUGH
                                                                  FIVE                       12/31/98 IF
                                                   ONE YEAR       YEARS      TEN YEARS       PORTFOLIO
                                   DATE             ENDED         ENDED        ENDED      NOT IN EXISTENCE
                                ESTABLISHED        12/31/98      12/31/98    12/31/98       FOR TEN YEARS
                                -----------        --------      --------    --------     ----------------
VCA 10 ....................       8/25/82           (3.10)%       15.13%       15.49%            --
VCA 11 ....................       8/25/82            4.78          4.60         5.05             --
VCA 24:                                                                                          --
     Diversified Bond .....       5/13/83            6.36          6.44         8.31             --
     Government Income ....       5/1/89             8.28          5.94        --              8.05%
     Conservative Balanced        5/13/83           10.91          9.81        10.47             --
     Flexible Managed .....       5/13/83            9.42         11.34        12.30             --
     Stock Index ..........       10/19/87          27.47         22.75        17.83             --
     Equity ...............       5/13/83            8.53         15.99        15.86             --
     Global ...............       9/19/88           23.67         11.02         9.87             --

Table 3 shows the cumulative total return for the above investment options, assuming no withdrawal.

                                     TABLE 3

                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                                           FROM DATE
                                                                                           PORTFOLIO
                                                                                          ESTABLISHED
                                                                                            THROUGH
                                                                                          12/31/98 IF
                                               ONE YEAR      FIVE YEARS    TEN YEARS       PORTFOLIO
                                 DATE            ENDED         ENDED         ENDED      NOT IN EXISTENCE
                             ESTABLISHED        12/31/98      12/31/98      12/31/98      FOR TEN YEARS
                             -----------        --------      --------      --------     ----------------
VCA 10 .................       8/25/82           (3.10)%       102.38%       322.59%           --
VCA 11 .................       8/25/82            4.78          25.25         63.78            --
VCA 24:
   Diversified Bond ....       5/13/83            6.36          36.67        122.28            --
   Government Income ...       5/1/89             8.28          33.48         --              111.43%
   Conservative Balanced       5/13/83           10.91          59.73        170.71            --
   Flexible Managed ....       5/13/83            9.42          71.12        219.19            --
   Stock Index .........       10/19/87          27.47         178.86        416.22            --
   Equity ..............       5/13/83            8.53         110.01        336.06            --
   Global ..............       9/19/88           23.67          68.72        156.45            --

VCA 11 YIELD

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit of VCA 11 at the beginning of the period, subtracting a prorated portion of the annual account charge as explained above, and dividing the difference by the value of the account at the beginning of the base period, and then multiplying the base period by (365/7), with the resulting figure carried to the nearest hundred of 1%.

The yield reflects the deduction of the 1% charge for administrative expenses and investment management, but does not reflect the deferred sales charge.

The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to following formula:

              Effective Yield = [(base period return + 1)365/7]--1.

The yields on amount held in VCA 11 will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

                       THE VCA 10 AND VCA 11 COMMITTEES

VCA 10 is managed by The Prudential Variable Contract Account 10 Committee ("VCA 10 Committee"). VCA 11 is managed by The Prudential Variable Contract Account 11 Committee ("VCA 11 Committee"). The members of each Committee are elected by the persons having voting rights in respect of each Account. The affairs of each Account are conducted in accordance with the Rules and Regulations of the Account. The members of each Account's Committee, the Account's Secretary and the principal occupation of each during the past five years are shown below.

VCA 10 AND VCA 11 COMMITTEES*

SAUL K. FENSTER, 66, Director--President of New Jersey Institute of Technology.
Address: 323 Martin Luther King, Jr. Boulevard, Newark, New Jersey 07102.

W. SCOTT McDONALD, JR., 62, Director--Vice President, Kaludis Consulting Group since 1997; 1995 to 1996: Principal, Scott McDonald & Associates; Prior to 1995:
Executive Vice President of Fairleigh Dickinson University. Address: 9 Zamrok Way, Morristown, New Jersey 07960.

JOSEPH WEBER, 75, Director--Vice President, Interclass (international corporate learning). Address: 37 Beachmont Terrace, North Caldwell, New Jersey 07006.

---------------------------------
* Certain actions of the Committees, including the annual continuance of the Agreement for Investment Management Services between the Account and Prudential, must be approved by a majority of the Members of the Committees who are not interested persons of Prudential, its affiliates or the Accounts as defined in the Investment Company Act of 1940 (the 1940 Act). Messrs. Fenster, McDonald, and Weber are not interested persons of Prudential, its affiliates, or the Accounts. However, Mr. Fenster is President of the New Jersey Institute of Technology. Prudential has issued a group annuity contract to the Institute and provides group life and group health insurance to its employees.

OFFICERS WHO ARE NOT DIRECTORS

E. MICHAEL CAULFIELD, President -- Executive Vice President, Prudential Financial Management since 1998; 1995 to 1998: Chief Executive Officer of Prudential Investments; 1995: Chief Executive Officer, Prudential Preferred Financial Services; prior to 1995: President, Prudential Preferred Financial Services.

CAREN A. CUNNINGHAM, Secretary--Assistant General Counsel of Prudential Investments Fund Management, LLC ("PIFM") since 1997; Prior to 1997: Vice President and Associate General Counsel of Smith Barney Mutual Fund Management Inc. Address: 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

GRACE C. TORRES, Treasurer and Principal Financial and Accounting Officer--First Vice President of PIFM since 1996; Prior to 1996: First Vice President of Prudential Securities Inc. Address: 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

STEPHEN M. UNGERMAN, Assistant Treasurer--Vice President and Tax Director of Prudential Investments since 1996; Prior to 1996: First Vice President of Prudential Mutual Fund Management, Inc. Address: 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102.

REMUNERATION OF MEMBERS OF THE COMMITTEES AND CERTAIN AFFILIATED PERSONS

No member of the Committee of either VCA 10 or VCA 11 nor any other person (other than Prudential) receives remuneration from an Account. Prudential pays certain of the expenses relating to the operation of VCA 10 and VCA 11, including all compensation paid to members of each Committee, its Chairman, its Secretary and Treasurer. No member of either Account's Committee, its Chairman, its Secretary or Treasurer who is also an officer, Director or employee of Prudential or an affiliate of Prudential is entitled to any fee for his services as a member or officer of the Committee.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                    DIRECTORS

FRANKLIN E. AGNEW--Director since 1994 (current term expires April, 2000). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1986. Senior Vice President, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Bausch & Lomb, Inc. and Erie Plastics Corporation. Age 64. Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERICK K. BECKER--Director since 1994 (current term expires April, 2005). Member, Auditing Committee; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 63. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires April, 2003). Member, Compensation Committee. President, The Swarthmore Group, Inc. since 1999. Partner, McConnell Valdes, LLP in 1998. Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Age 46. Address: 1646 West Chester Pike, Suite 3, West Chester, PA 19382.

JAMES G. CULLEN--Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. President & Chief Operating Officer, Bell Atlantic Corporation, since 1998. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Bell Atlantic Corporation and Johnson & Johnson. Age 56. Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS--Director since 1989 (current term expires April, 2001). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. National and International Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Merck & Co., Inc., Minimed Incorporated, and Beverley Enterprises. Age 67. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

ROGER A. ENRICO--Director since 1994 (current term expires April, 2002). Member, Committees on Nominations & Corporate Governance; Member, Compensation Committee. Chairman and Chief Executive Officer, PepsiCo, Inc. since 1996. Mr. Enrico originally joined PepsiCo, Inc. in 1971. Mr. Enrico is also a director of A.H. Belo Corporation and Dayton Hudson Corporation. Age 54. Address: 700 Anderson Hill Road, Purchase, NY 10577.

ALLAN D. GILMOUR--Director since 1995 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, MeidiaOne Group, Inc., AP Automotive Systems, Inc., The Dow Chemical Company and DTE Energy Company. Age 64. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

WILLIAM H. GRAY, III--Director since 1991 (current term expires April, 2000). Chairman, Committees on Nominations & Corporate Governance. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Corporation, Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Union-Pacific Corporation, Warner-Lambert Company, CBS Corporation, and Electronic Data Systems. Age 57. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Business Ethics. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of James E. Hanson Management Company, Neumann Distributors, Inc., Fleet Trust and Investment Services Company, N.A., United Water Resources, Orange & Rockland Utilities, Inc., and Consolidated Delivery and Logistics. Age 62. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER, JR.--Director since 1997 (current term expires April, 2001). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1991. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation and Owens Corning. Age 64. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires April, 2002). Member, Auditing Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Company, and Pfizer, Inc. Age 56. Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.

GAYNOR N. KELLEY--Director since 1997 (current term expires April, 2001). Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated, and Alliant Techsystems. Age 67. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires April, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Professor of Economics, Princeton University, since 1988. Dr. Malkiel is also a director of Banco Bilbao Vizcaya, Baker Fentress & Company, The Jeffrey Company, The Southern New England Telecommunications Company, and Vanguard Group, Inc. Age 66. Address: Princeton University, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Chairman of the Board, President and Chief Executive Officer of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Bank from 1990 to 1994, with Chase since 1972. Age 56. Address: 751 Broad Street, Newark, NJ 07102.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires April, 2004). Member, Audit Committee. Principal, Investment Strategies International since 1994. Age 64. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

CHARLES R. SITTER--Director since 1995 (current term expires April, 2003). Member, Committee on Finance & Dividend; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 68. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires April, 2003). Member, Compensation Committee; Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Mr. Staheli is also director of Bankers Trust Company, Conti-Financial Corporation and Continental Grain Company. Age 67 Address: 39 Locust Street, Suite 204, New Canaan, CT 06840.

RICHARD M. THOMSON--Director since 1976 (current term expires April, 2000). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of CGC, Inc., INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, Canadian Occidental Petroleum, Ltd., The Toronto-Dominion Bank and Ontario Hydro. Age 64. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires April, 2000). Member, Committees on Nominations & Corporate Governance; Member, Investment Committee. Retired since 1997. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Ameritech Corporation and Moss Micro. Age 57. Address: 751 Broad Street, Newark, NJ 07102-3777

P. ROY VAGELOS, M.D.--Director since 1989 (current term expires April, 2001). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Chairman, Chief Executive Officer and President, Merck & Co., Inc. from 1986 to 1995, Dr. Vagelos originally joined Merck in 1975 Dr. Vagelos is also a director of The Estee Lauder Companies, Inc. and PepsiCo., Inc. Age 69. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 64.
Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER--Director since 1988 (current term expires April, 2000). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1997. Chairman, Wolfensohn & Co., Inc. 1988 to 1996 Chairman, James D. Wolfensohn, Inc. 1988 to 1996. Chief Executive Officer, James D. Wolfensohn, Inc. from 1995 to 1996. Mr. Volcker is also a director of Nestle, S.A., and Bankers Trust New York Corporation as well as a Director of the Board of Overseers of TIAA-CREF. Age 71, Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

JOSEPH H. WILLIAMS--Director since 1994 (current term expires April, 2002). Member, Committee on Finance & Dividends; Member, Investment Committee. Director, The Williams Companies since 1979. Chairman & Chief Executive Officer, The Williams Companies from 1979 to 1993. Mr. Williams is also a director of The Orvis Company, MTC Investors, LLC., and AEA Investors, Inc. Age 65. Address: One Williams Center, Tulsa, OK 74102.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                               PRINCIPAL OFFICERS

ARTHUR F. RYAN--Chairman of the Board, President and Chief Executive Officer since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Age 56.

E. MICHAEL CAULFIELD--Executive Vice President, Financial Management since 1998; Chief Executive Officer, Prudential Investments from 1995 to 1998; Chief Executive Officer, Money Management Group in 1995; prior to 1995, President, Prudential Preferred Financial Services. Age 52.

MICHELE S. DARLING--Executive Vice President, Human Resources since 1997; prior to 1997, Executive Vice President, Canadian Imperial Bank of Commerce. Age 45.

ROBERT C. GOLDEN--Executive Vice President, Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities,. Age 53.

MARK B. GRIER--Executive Vice President, Corporate Governance, since 1998; Executive Vice President, Financial Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 46.

JEAN D. HAMILTON--Executive Vice President, Institutional, since 1998; President, Diversified Group since 1995 to 1998; prior to 1995, President, Prudential Capital Group. Age 52.

RODGER A. LAWSON--Executive Vice President, International Investments & Global Marketing, since 1998; Executive Vice President, Marketing and Planning from 1996 to 1998; President and CEO, Van Eck Global, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company. Age 52.

KIYOFUMI SAKAGUCHI--Executive Vice President, International Insurance, since 1998; President, International Insurance Group from 1995 to 1998; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd. Age 56.

JOHN V. SCICUTELLA--Executive Vice President, Individual Financial Services, since 1998; Chief Executive Officer, Individual Insurance Group from 1997 to 1998; Executive Vice President Operations and Systems from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 49.

JOHN R. STRANGFELD--Executive Vice President, Global Asset Management, since 1998; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1994 to 1996; prior to 1994, Senior Managing Director. Age 45.

JAMES J. AVERY, JR.--Senior Vice President & Chief Actuary, Individual Insurance Group since 1997; President Prudential Select from 1996 to 1997; prior to 1995, Executive Vice President and Chief Operating Officer, Prudential Select. Age 47.

MARTIN A. BERKOWITZ--Senior Vice President, Financial Management, since 1998; Senior Vice President and Comptroller from 1995 to 1998; prior to 1995, Senior Vice President and CFO, Prudential Investment Corporation. Age 50.

WILLIAM M. BETHKE--Senior Vice President and Chief Investment Officer since 1997; prior to 1997, President, Capital Management Group. Age 51.

ANNE E. BOSSI--Senior Vice President, Institutional, since 1998; President, Group Life & Disability 1997 to 1998; President, Group Life Insurance 1995 to 1997; prior to 1995, President, Northeastern Group Operations. Age 47

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer since 1997. Controller, Salomon Brothers from 1995 to 1997; prior to 1995, Controller, Bankers Trust. Age 51.

THOMAS J. CARROLL-- Senior Vice President and Chief Auditor since 1999. Managing Director, Bankers Trust Company from 1996 to 1998; prior to 1996, Global Chief Auditor and Managing Director, Credit Suisse First Boston. Age 57.

THOMAS W. CRAWFORD--Senior Vice President, Individual Financial Services, since 1998; President and Chief Executive Officer, Prudential Property & Casualty Company from 1996 to 1998; Vice President, Prudential Property & Casualty Company in 1996; prior to 1996, President & CEO, Southern Heritage Insurance Company. Age 55.

WILLIAM D. FRIEL--Senior Vice President and Chief Information Officer since 1996; prior to 1996, Chief Executive Officer, Prudential Service Company. Age 60.

MICHAEL J. HINES--Senior Vice President, Marketing and Communications, since 1999; 1996 to 1998 Vice President, Marketing and Communications. Age 47.

RONALD P. JOELSON--Senior Vice President, Financial Management, since 1999. Senior Vice President, Guaranteed Products from 1996 to 1999; Vice President, Guaranteed Investments during 1996; prior to 1996, Managing Director, Retirement Services. Age 40.

IRA J. KLEINMAN--Senior Vice President, International Insurance, since 1997; prior to 1997, Chief Marketing & Product Development Officer. Age 51.

KATHLEEN KRALL--Senior Vice President, Individual Financial Services, since 1999; Vice President, Individual Financial Services from 1996 to 1999; Vice President, Operations and Systems from 1995 to 1996; prior to 1995 Vice President, Chase Manhattan Bank. Age 41.

JOYCE R. LEIBOWITZ--Senior Vice President, Management Internal Controls, since 1999; Vice President, Management Internal Controls from 1995 to 1999; prior to 1995 Integrated Control Officer. Age 51.

JOHN M. LIFTIN--Senior Vice President and General Counsel since 1998; Self-employed from 1997 to 1998; prior to 1997 Senior Vice President and General Counsel, Kidder & Peabody Group, Inc. Age 55.

NEIL A. McGUINNESS--Senior Vice President, Individual Financial Services, since 1996; Director, Putnam Investments, in 1996; prior to 1996, President, Fidelity Investment Employer Services Company. Age 52.

PRISCILLA A. MYERS--Senior Vice President, Demutualization, since 1998; Senior Vice President and Auditor from 1995 to 1998; prior to 1995, Vice President and Auditor. Age 48.

I. EDWARD PRICE--Senior Vice President, Individual Financial Services, since 1996; Senior Vice President and Actuary from 1995 to 1996; prior to 1995, Chief Executive Officer, Prudential International Insurance. Age 56.

ROBERT J. SULLIVAN--Senior Vice President, Individual Financial Services, since 1997; prior to 1997, Managing Director, Fidelity Investments. Age 60.

SUSAN J. BLOUNT--Vice President and Secretary since 1995; prior to 1995, Assistant General Counsel. Age 41.

C. EDWARD CHAPLIN--Vice President and Treasurer since 1995; prior to 1995, Managing Director and Assistant Treasurer. Age 41.

ANTHONY S. PISZEL--Vice President and Controller since 1998; Vice President, Enterprise Financial Management from 1997 to 1998; prior to 1997, Chief Financial Officer, Individual Insurance Group. Age 44.

                              SALE OF THE CONTRACTS

Prudential offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary. During 1998, 1997 and 1996, Prudential received $9,116, $18,599 and $13,057, respectively, as deferred sales charges from VCA 10. $791,023, $860,025 and $479,212, respectively, were credited to other broker-dealers for the same periods in connection with sales of the Contracts. During 1998, 1997 and 1996, Prudential received $2,389, $8,370 and $8,659, respectively, from VCA 11 as deferred sales charges and credited $271,019, $154,536 and $112,654, respectively, to other broker-dealers in connection with sales of the Contracts. During 1998, 1997 and 1996, Prudential received

$38,089, $93,520 and $98,458, respectively, from VCA 24 as deferred sales charges and credited $2,349,448, $2,473,844 and $1,965,736, respectively, to other broker-dealers in connection with sales of the Contracts.

                                     EXPERTS

The financial statements for VCA 10, VCA 11, VCA 24 and Prudential included in this Statement of Additional Information and the condensed financial information for VCA 10, VCA 11 and VCA 24 in the prospectus for the fiscal years 1996, 1997 and 1998 have been audited by PricewaterhouseCoopers LLP, independent accountants, as stated in their reports appearing herein. The financial statements have been included in reliance upon the report of such firms given upon their authority as experts in accounting and auditing. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Financial Statements for VCA 10, VCA 11, VCA 24 and Prudential, all as of December 31, 1998, are included in this Statement of Additional Information, beginning on the next page.

                        FINANCIAL HIGHLIGHTS FOR VCA-10

               INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE YEAR)


                                                                     YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------------------
                                                      1998        1997          1996        1995        1994
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                 $  .0956     $  .0757      $  .0657     $  .0609   $  .0563
EXPENSES
   For investment management fee                    (.0177)      (.0154)      (.0118)     (.0094)      (.0083)
   For administrative expenses                      (.0530)      (.0461)      (.0354)     (.0282)      (.0251)
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                .0249        .0142        .0185       .0233        .0229
CAPITAL CHANGES
   Net realized gain on investments                  .8002       1.2761        .5085       .3850        .1947
   Net unrealized appreciation (depreciation)
   on investments                                  (1.0426)       .3841        .5682       .4744       (.2148)
---------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN UNIT
   ACCUMULATION VALUE                              (0.2175)      1.6744       1.0952       .8827        .0028
---------------------------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
   Beginning of year                                7.0127       5.3383       4.2431       3.3604      3.3576
---------------------------------------------------------------------------------------------------------------
   End of year                                    $ 6.7952     $ 7.0127       $5.3383     $4.2431     $3.3604
---------------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO
   AVERAGE NET ASSETS**                               1.00%        1.00%       1.00%       1.00%        1.00%
---------------------------------------------------------------------------------------------------------------
RATIO OF NET INVESTMENT INCOME TO
   AVERAGE NET ASSETS**                                .36%         .24%       .39%         .61%        .68%
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                 49%          47%        52%         45%          32%
---------------------------------------------------------------------------------------------------------------
NUMBER OF UNITS OUTSTANDING
   for Participants at end of year
   (000's omitted)                                  80,431       83,261       91,532       81,817      79,189
---------------------------------------------------------------------------------------------------------------

*Calculated by accumulating the actual per unit amounts daily.

**These calculations exclude Prudential's equity in VCA-10.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants' Accumulation Accounts by a number of Accumulation Units equal in value to the charge.



                       SEE NOTES TO FINANCIAL STATEMENTS

                        FINANCIAL STATEMENTS OF VCA-10

                STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1998


COMMON STOCK                                                  VALUE
INVESTMENTS                                     SHARES      [NOTE 2A]
-----------------------------------------------------------------------
AEROSPACE/DEFENSE -- 3.0%
Doncasters PLC-ADR+
   (United Kingdom)                              146,400    $2,369,850
Gen Corp.                                        333,700     8,321,644
Litton Industries, Inc.+                          88,800     5,794,200
                                                            ----------
                                                            16,485,694
-----------------------------------------------------------------------
AUTOS & TRUCKS -- 3.3%
Borg-Warner Automotive, Inc.                     195,300    10,900,181
Lear Corp.+                                       90,200     3,472,700
Tower Automotive, Inc.+                          156,300     3,897,731
                                                            ----------
                                                            18,270,612
-----------------------------------------------------------------------
CHEMICALS -- 3.8%
Agrium, Inc.                                     481,100     4,179,556
Cytec Industries, Inc.+                          341,300     7,252,625
Dow Chemical Co.                                  51,000     4,637,812
Mississippi Chemical Corp.                       324,086     4,537,204
                                                            ----------
                                                            20,607,197
-----------------------------------------------------------------------
COMPUTER RELATED -- 0.6%
Electronic Data Systems Corp.                     64,800     3,256,200
-----------------------------------------------------------------------
CONSUMER SERVICES -- 7.4%
Darden Restaurants, Inc.                         438,100     7,885,800
Hilton Hotels Corp.+                             280,400     5,362,650
Innkeepers USA Trust                             337,900     3,991,444
Lodgian, Inc.                                    389,600     1,899,300
Ogden Corp.                                      115,800     2,902,238
Reynolds & Reynolds
   (Class "A" Stock)                             435,200     9,982,400
RFS Hotel Investors, Inc.+                       255,800     3,133,550
Station Casinos, Inc.+                           641,000     5,248,187
                                                            ----------
                                                            40,405,569
-----------------------------------------------------------------------
CONTAINERS AND PACKAGING -- 1.7%
Alltrista Corp.+                                 192,300     4,615,200
Crown Cork & Seal Co., Inc.                       63,700     1,962,756
U.S. Can Corp.+                                  151,900     2,715,213
                                                             ---------
                                                             9,293,169
-----------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.4%
Emcor Group, Inc.+                               252,600     4,073,175
Hussmann International, Inc.                     182,900     3,543,687
                                                             ---------
                                                             7,616,862
-----------------------------------------------------------------------
ELECTRONICS -- 2.4%
Marshall Industries+                             161,800     3,964,100
National Semiconductor Corp.+                    162,000     2,187,000
Pioneer Standard Electronics                     388,600     3,643,125
VLSI Technology, Inc.+                           311,100     3,402,656
                                                            ----------
                                                            13,196,881
-----------------------------------------------------------------------
ENGINEERING & CONSTRUCTION -- 3.7%
Apogee Enterprises, Inc.                         228,400     2,569,500
Cameron Ashley
   Building Products+                            126,700     1,655,019
Giant Cement Holding, Inc.+                      362,400     8,969,400
Gradall Industries, Inc.+                        300,800     4,324,000
Texas Industries, Inc.                           102,900     2,771,869
                                                            ----------
                                                            20,289,788
-----------------------------------------------------------------------
EXPLORATION & PRODUCTION -- 3.9%
Atlantic Richfield Co.                            83,700     5,461,425
Cabot Oil & Gas Corp.                            234,300     3,514,500
Chesapeake Energy Corp.                          355,500       311,062
Comstock Resources, Inc.+                        349,700     1,070,956
Occidental Petroleum Corp.                       166,000     2,801,250
Oryx Energy Co.+                                 239,800     3,222,313
Pioneer Natural Resources Co.                    325,200     2,845,500
Vintage Petroleum, Inc.                          270,600     2,333,925
                                                            ----------
                                                            21,560,931
-----------------------------------------------------------------------
FINANCIAL SERVICES -- 6.7%
The CIT Group, Inc.
   (Class "A" Stock)                             199,200     6,337,050
Citigroup, Inc.                                  126,999     6,286,450
Financial Security Assurance
   Holdings Corp.                                134,100     7,274,925
Heller Financial, Inc.+                          198,200     5,822,125
Morgan (J.P.) & Co., Inc.                         32,900     3,456,556
The PMI Group, Inc.                              115,000     5,678,125
Waddell & Reed Financial, Inc.
   (Class "A" Stock)                              16,459       389,873
Waddell & Reed Financial, Inc.
   (Class "B" Stock)                              65,855     1,531,129
                                                            ----------
                                                            36,776,233
-----------------------------------------------------------------------
HEALTHCARE -- 3.9%
Columbia/HCA Healthcare Corp.                    140,500     3,477,375
Mallinckrodt, Inc.                               125,200     3,857,725
Tenet Healthcare Corp.+                          207,800     5,454,750
United HealthCare Corp.                          102,600     4,418,212
Wellpoint Health Networks, Inc.+                  46,900     4,080,300
                                                            ----------
                                                            21,288,362
-----------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS

                        FINANCIAL STATEMENTS OF VCA-10

                STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1998


COMMON STOCK                                                     VALUE
INVESTMENTS                                       SHARES       [NOTE 2A]
-------------------------------------------------------------------------
HOUSING RELATED -- 0.8%
Furniture Brands
   International, Inc.+                             159,800    $4,354,550
-------------------------------------------------------------------------
INSURANCE -- 10.0%
Allied Group, Inc.                                  246,100     1,553,506
Berkley (W.R.) Corp.                                278,200     9,476,188
MMI Companies, Inc.                                 316,019     5,293,318
NAC Re Corp.                                        218,400    10,251,150
Old Republic International Corp.                    227,150     5,110,875
Reinsurance Group of America, Inc.                   70,650     4,945,500
Torchmark Corp.                                     180,300     6,366,844
Travelers Property Casualty
   (Class "A" Stock)                                121,100     3,754,100
Trenwick Group, Inc.                                252,350     8,232,919
                                                               ----------
                                                               54,984,400
-------------------------------------------------------------------------
MACHINERY -- 3.2%
Applied Power Co.
   (Class "A" Stock)                                128,900     4,865,975
Columbus McKinnon Corp.                             179,000     3,222,000
Denison International
   PLC-ADR+
   (United Kingdom)                                 144,800     1,810,000
Hardinge, Inc.                                      229,475     4,230,945
New Holland N.V.                                    230,400     3,153,600
                                                               ----------
                                                               17,282,520
-------------------------------------------------------------------------
MEDIA -- 13.4%
Belo (A.H.) Corp.
   (Class "A" Stock)                                173,900     3,467,131
CBS Corp.+                                          138,800     4,545,700
Century Communications Corp.
   (Class "A" Stock)                                228,000     7,231,886
Comcast Corp.
   (Class "A" Stock)                                127,300     7,311,794
Comcast Corp.
   (Class "A" Stock) Special                        205,195    12,042,382
Cox Communication, Inc.
   (Class "A" Stock)+                                40,613     2,807,374
MediaOne Group, Inc.+                               302,900    14,236,300
Tele-Communications, Inc.
   Liberty Media Group
   (Series A)+                                      250,750    11,550,172
Time Warner, Inc.                                    77,400     4,803,637
Viacom, Inc.
   (Class "B" Stock)+                                74,600     5,520,400
                                                               ----------
                                                               73,516,776
-------------------------------------------------------------------------
METALS -- 2.9%
Alcoa, Inc.                                          52,300     3,899,619
The Carbide/Graphite Group+                         372,100     5,488,475
Cleveland-Cliffs, Inc.                              104,400     4,208,625
UCAR International, Inc.+                           114,900     2,046,656
                                                              -----------
                                                               15,643,375
-------------------------------------------------------------------------
MISCELLANEOUS--INDUSTRIAL -- 9.3%
Crane Co.                                           247,650     7,475,934
Dexter Corp.                                        172,600     5,426,112
Global Industrial
   Technologies, Inc.+                              348,000     3,719,250
Harsco Corp.                                        143,500     4,367,781
Pentair, Inc.                                        80,300     3,196,944
PPG Industries, Inc.                                 83,300     4,852,225
Regal Beloit Corp.                                  128,000     2,944,000
United Dominion Industries                          291,700     5,943,388
Varian Associates, Inc.                             197,700     7,487,888
Wolverine Tube, Inc.+                               278,600     5,850,600
                                                              -----------
                                                               51,264,122
-------------------------------------------------------------------------
PAPER PRODUCTS -- 2.6%
Boise Cascade Corp.                                 101,100     3,134,100
Ennis Business Forms                                282,900     2,811,319
Georgia Pacific Corp.

   (GP Group)+                                       62,500     3,660,156
Georgia Pacific Corp.
   (Timber Group)+                                  102,800     2,447,925
Mead Corp.                                           74,400     2,180,850
                                                              -----------
                                                               14,234,350
-------------------------------------------------------------------------
RAILROADS -- 2.0%
Burlington Northern Santa
   Fe Corp.                                         189,300     6,388,875
Varlen Corp.                                        188,472     4,346,636
                                                               ----------
                                                               10,735,511
-------------------------------------------------------------------------
REGIONAL BANKS -- 3.0%
Banc One Corp.                                      237,954    12,150,526
PNC Bank Corp.                                       80,100     4,335,413
                                                              -----------
                                                               16,485,939
-------------------------------------------------------------------------
RETAIL -- 2.9%
Food Lion, Inc.

   (Class "A" Stock)                                396,600     4,213,875
Food Lion, Inc.
   (Class "B" Stock)                                 96,200       968,013
Haverty Furniture, Inc.                             303,200     6,367,200
Limited, Inc.                                       154,000     4,485,250
                                                              -----------
                                                               16,034,338
-------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS

                        FINANCIAL STATEMENTS OF VCA-10

                STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1998


COMMON STOCK                                                   VALUE
INVESTMENTS                                       SHARES     [NOTE 2A]
-----------------------------------------------------------------------
SPECIALTY CHEMICALS -- 3.7%
Cambrex Corp.                                    142,400    $3,417,600
Crompton & Knowles Corp.                         253,900     5,252,556
Ferro Corp.                                      191,350     4,975,100
French Fragrances, Inc.+                         282,400     2,047,400
IMC Global, Inc.                                 215,600     4,608,450
                                                           -----------
                                                            20,301,106
-----------------------------------------------------------------------
TELECOMMUNICATIONS -- 1.7%
ALLTEL Corp.                                     154,678     9,251,678
-----------------------------------------------------------------------
TOTAL COMMON STOCKS INVESTMENTS -- 97.3%
   (Cost: $473,405,124)                                    533,136,163
-----------------------------------------------------------------------
PREFERRED STOCKS INVESTMENT -- 0.1%
Chesapeake Energy Corp.
(Cum. Conv.), 7.00%, Series 144A
   (Cost: $3,332,119)                             67,200       705,600
-----------------------------------------------------------------------
TOTAL LONG--TERM INVESTMENT -- 97.4%
   (Cost: $476,737,243)                                    533,841,763
-----------------------------------------------------------------------
SHORT--TERM INVESTMENT -- 2.6%     PRINCIPAL
                                    AMOUNT
                                    (000)
                                   ---------
COMMERCIAL PAPER
   Federal Home Loan Bank
      4.50%, 01/04/99
      (cost $14,217,888)                         $14,225    14,217,888
-----------------------------------------------------------------------
TOTAL INVESTMENTS -- 100%
   (Cost $490,955,131)                                     548,059,651
-----------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES
Cash                                                               866
Dividends and Interest Receivable                              704,213
Receivable for Investments Sold                                250,433
Payable for Pending Capital Transactions                      (800,810)
-----------------------------------------------------------------------
TOTAL OTHER ASSETS
   LESS LIABILITIES-- 0.0%                                     154,702
-----------------------------------------------------------------------
NET ASSETS --100%                                         $548,214,353
-----------------------------------------------------------------------
Net Assets, representing:
Equity of Participants
   80,431,256 Accumulation Units at an
   Accumulation Unit Value of
   $6.7952                                                 546,543,895
Equity of Prudential Insurance
   Company of America                                        1,670,458
                                                          ------------
                                                          $548,214,353
-----------------------------------------------------------------------

The following abbreviations are used in portfolio descriptions:

   ADR - American Depository Receipts
   N.V. - Naamloze VennootSchap (Dutch Corporation)
   PLC - Public Limited Company

+  Non-income producing security.



                       SEE NOTES TO FINANCIAL STATEMENTS

                         FINANCIAL STATEMENTS OF VCA-10
                            STATEMENT OF OPERATIONS

------------------------------------------------------------------------------------
YEAR ENDED                                                       DECEMBER 31, 1998
------------------------------------------------------------------------------------
INVESTMENT INCOME [NOTE 2B]
  Dividends                                                          $    6,940,317
  Interest                                                                1,093,432
------------------------------------------------------------------------------------
TOTAL INCOME                                                              8,033,749
EXPENSES [NOTE 3]
  Fees Charged to Participants for Investment Management Fee              1,472,518
  Fees Charged to Participants for Administrative Expenses                4,417,553
------------------------------------------------------------------------------------
Total Expenses                                                            5,890,071
------------------------------------------------------------------------------------
INVESTMENT INCOME -- NET                                                  2,143,678
------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS -- NET [NOTE 2B]
  Realized Gain on Investments -- Net                                    67,764,851
  Decrease in Unrealized Appreciation on Investments -- Net             (91,652,147)
------------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                                 (23,887,296)
------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $  (21,743,618)
====================================================================================


                        STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------
YEAR ENDED                                       DECEMBER 31, 1998    DECEMBER 31, 1997
----------------------------------------------------------------------------------------
OPERATIONS
  Investment Income -- Net                         $    2,143,678       $    1,287,837
  Realized Gain on Investments -- Net                  67,764,851          112,053,314
  Increase (Decrease) In Unrealized
   Appreciation on Investments -- Net                 (91,652,147)          33,896,685
----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                         (21,743,618)         147,237,836
----------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
  Purchase Payments and Transfers In                  118,653,634          130,555,810
  Withdrawals and Transfers Out                      (134,406,195)        (181,895,417)
  Annual Account Charges Deducted from
    Participants' Accounts [Note 3b]                     (106,534)            (125,689)
----------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM CAPITAL TRANSACTIONS                 (15,859,095)         (51,465,296)
----------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
  RESULTING FROM SURPLUS TRANSFERS [NOTE 6]            (1,425,180)             (32,895)
----------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (39,027,893)          95,739,645
NET ASSETS
    Beginning of Year                                 587,242,246          491,502,601
----------------------------------------------------------------------------------------
    End of Year Year                                 $548,214,353         $587,242,246
========================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS OF VCA-10
-------------------------------------------------------------------------------

NOTE 1:     GENERAL

The Prudential Variable Contract Account-10 (VCA-10 or the Account) was established on March 1, 1982 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-10 has been designed for use by employers (Contract-holders) in connection with retirement arrangements made available to their employees (Participants). The Account's investments are composed primarily of common stocks. All contractual and other obligations arising under contracts participating in VCA-10 are general corporate obligations of Prudential, although Participants' payments from the Account will depend upon the investment performance of the Account.

NOTE 2:     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. SECURITIES VALUATION

EQUITY SECURITIES

Securities for which the primary market is on an exchange are generally valued at the last sale price on such exchanges as of the close of the NYSE (which is currently 4:00 p.m. Eastern time) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. Nasdaq National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are valued at the mean between the most recently quoted bid and asked prices. Portfolio securities for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Account's Committee.

FIXED INCOME SECURITIES

Fixed income securities will be valued utilizing an independent pricing service to determine valuations for normal institutional size trading units of securities. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by an independent pricing service.

SHORT-TERM INVESTMENTS

Short-term investments having maturities of sixty days or less are valued at amortized cost, which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accrual of discount or amortization of premium to maturity.

NOTES TO FINANCIAL STATEMENTS OF VCA-10
-------------------------------------------------------------------------------

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and realized and unrealized gains and losses are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-10. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

C. REPURCHASE AGREEMENTS

Repurchase agreements may be considered loans of money to the seller of the underlying security. VCA-10 will not enter into repurchase agreements unless the agreement is fully collateralized, i.e., the value of the underlying collateral securities is, and during the entire term of the agreement remains, at least equal to the amount of the 'loan' including accrued interest. VCA-10's custodian will take possession of the collateral and will value it daily to assure that this condition is met. In the event that a seller defaults on a repurchase agreement, VCA-10 may incur a loss in the market value of the collateral as well as disposition costs; and, if a party with whom VCA-10 had entered into a repurchase agreement becomes insolvent, VCA-10's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the insolvency proceedings.

D. TAXES

The operations of VCA-10 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-10 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-10 has not been reduced by federal income taxes.

NOTES TO FINANCIAL STATEMENTS OF VCA-10
-------------------------------------------------------------------------------

NOTE 3:     CHARGES

A. Prudential acts as investment manager for VCA-10 under an agreement for Investment Management Services. A daily charge, at an effective annual rate of 1.00% of the current value of the Participant's equity in VCA-10, is paid to Prudential. Three quarters of this charge (0.75%) is for administrative expenses not provided by the annual account charge, and one quarter (0.25%) is for investment management services.

B. An annual account charge of not more than $30 is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's accounts or at the end of the accounting year by canceling Units. The charge will first be made against a Participant's account under a fixed dollar annuity companion contract or fixed rate option of the nonqualified combination contract. If the Participant has no account under a companion contract or the fixed rate option, or if the amount under the companion contract or the fixed rate option is too small to pay the charge, the charge will be made against the Participant's account in VCA-11. If the Participant has no VCA-11 account, or if the amount under that account is too small to pay the charge, the charge will then be made against the Participant's VCA-10 account. If the Participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA-24.

C. A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in the Program. In addition, no deferred sales charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no deferred sales charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contract-holder. Contributions transferred among VCA-10, VCA-11, the Subaccounts of VCA-24, a companion contract, and the fixed rate option of the nonqualified combination contract are considered to be withdrawals from the Account or Subaccount from which the transfer is made, but no deferred sales charge is imposed upon them. They will however, be considered as contributions to the receiving Account or Subaccount for purposes of calculating any deferred sales charge imposed upon their subsequent withdrawal from it. For the years ended December 31, 1998 and December 31, 1997, Prudential has advised the Account that they received deferred sales charges of $9,116 and $18,599 respectively.

NOTES TO FINANCIAL STATEMENTS OF VCA-10
-------------------------------------------------------------------------------

NOTE 4:     PURCHASES AND SALES OF PORTFOLIO SECURITIES

For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $282,511,151 and $285,168,751, respectively.

NOTE 5:     UNIT TRANSACTIONS

The number of Accumulation Units issued and redeemed for the year ended December 31, 1998 and 1997 is as follows:

                             1998          1997
---------------------------------------------------
       Units issued       17,443,446    22,249,667
---------------------------------------------------
       Units redeemed     20,273,521    30,520,771
---------------------------------------------------

NOTE 6:     NET DECREASE IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS

The decrease in net assets resulting from surplus transfers represents the net withdrawals from the equity of Prudential from VCA-10.

NOTE 7:     RELATED PARTY TRANSACTIONS

For the year ended December 31, 1998, Prudential Securities Incorporated, an indirect, wholly owned subsidiary of Prudential, earned $8,801 in brokerage commissions from portfolio transactions executed on behalf of VCA-10. During the year ended December 31, 1998, Prudential has advised the Account that it received $16,668 in loan origination fees.

NOTE 8:     PARTICIPANT LOANS

Loans are considered to be withdrawals from the Account from which the loan amount was deducted; however no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.

Withdrawals, transfers and loans from VCA-10 are considered to be withdrawals of contributions until all of the Participant's contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

For the year ended December 31, 1998, $2,651,758 in participant loans were withdrawn from VCA-10 and $1,908,945 of principal and interest was repaid to VCA-10. For the year ended December 31, 1997, $2,202,462 in participant loans was withdrawn from VCA-10 and $1,507,302 of principal and interest was repaid to VCA-10. Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be VCA-10. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-10.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Committee and Participants
of The Prudential Variable Contract Account - 10 of The Prudential Insurance Company of America

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Variable Contract Account - 10 of The Prudential Insurance Company of America (the "Account") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended December 31, 1995 were audited by other independent accountants, whose opinion dated February 15, 1996 was unqualified.

PricewaterhouseCoopers LLP
New York, New York
February 25, 1999

                        FINANCIAL HIGHLIGHTS FOR VCA-11
               INCOME AND CAPITAL CHANGES ACCUMULATION PER UNIT*
         (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)



                                                                             YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------
                                                         1998            1997          1996         1995       1994
------------------------------------------------------------------------------------------------------------------------
Investment Income ................................    $  .1411       $  .1353      $  .1281      $  .1313     $  .0912
EXPENSES
   For investment management fee                        (.0062)        (.0059)       (.0056)       (.0054)      (.0052)
   For administrative expenses not covered
      by the annual account charge                      (.0186)        (.0178)       (.0170)       (.0160)      (.0154)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN UNIT VALUE .......................       .1163          .1116         .1055         .1099        .0706
UNIT VALUE
   Beginning of year .............................      2.4326         2.3210        2.2155        2.1056       2.0350
------------------------------------------------------------------------------------------------------------------------
   End of year ...................................    $ 2.5489       $ 2.4326      $ 2.3210      $ 2.2155     $ 2.1056
------------------------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO AVERAGE NET ASSETS** ........         .99%           .98%          .98%          .99%        1.00%
------------------------------------------------------------------------------------------------------------------------
RATIO OF NET INVESTMENT INCOME TO
   AVERAGE NET ASSETS** ..........................        4.78%          4.73%         4.57%         5.08%        3.42%
------------------------------------------------------------------------------------------------------------------------
NUMBER OF UNITS OUTSTANDING
   For Participants at end of year (000s omitted).      34,882         35,757        38,315        34,136       35,448
------------------------------------------------------------------------------------------------------------------------

*Calculated by accumulating the actual per unit amounts daily.

**These calculations exclude Prudential's equity in VCA-11.

The above table does not reflect the annual account charge, which does not affect the Unit Value of VCA-11. This charge is made by reducing Participants' accounts by a number of Units equal in value to the charge.



                       SEE NOTES TO FINANCIAL STATEMENTS

                        FINANCIAL STATEMENTS OF VCA-11

               STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1998


SHORT-TERM                                              PRINCIPAL
INVESTMENTS [NOTE 2]                                       AMOUNT              VALUE
-------------------------------------------------------------------------------------
COMMERCIAL PAPER - 59.0%
   Aristar Inc., 5.25%
      Due 2/5/99                                       $2,200,000         $2,188,450
   Associates Corp. of
   North America., 5.05%
      Due 2/8/99                                        3,600,000          3,547,985
   Baker Hughes, 5.70%
      Due 1/29/99                                       1,000,000          1,000,000
   Centric Capital Corp., 5.20%
      Due 3/3/99                                        2,000,000          1,974,289
   Centric Capital Corp., 5.25%
      Due 2/26/99                                       1,200,000          1,189,850
   Chrysler Financial Corp., 5.09%
      Due 1/29/99                                         639,000            629,514
   Chase Manhattan Corp., 5.22%
      Due 2/22/99                                       1,200,000          1,182,426
   Coca-Cola
   Enterprises, Inc., 5.20%
      Due 2/16/99                                       2,000,000          1,980,356
   Countrywide
   Home Loan, Inc., 5.40%
      Due 1/4/99                                        2,215,000          2,213,671
   Countrywide
   Home Loan, Inc., 5.22%
      Due 3/12/99                                       1,000,000            986,225
   Enterprise Funding Corp., 5.30%
      Due 2/19/99                                       2,526,000          2,494,762
   Falcon Asset
   Securitization Corp., 5.45%
      Due 2/1/99                                        1,380,000          1,367,047
   Falcon Asset
   Securitization Corp., 5.43%
      Due 2/11/99                                       1,000,000            987,330
   First Chicago
   Financial Corp., 5.13%
      Due 3/12/99                                         300,000            295,682
   Ford Motor Credit Co., 5.10%
      Due 1/8/99                                        2,000,000          1,997,733
   Ford Motor Credit Co., 5.40%
      Due 1/14/99                                       1,000,000          1,000,000
   General Electric
   Capital Corp., 5.25%
      Due 2/16/99                                       1,000,000            988,625
   General Electric
   Capital Corp., 5.11%
      Due 3/10/99                                       1,700,000          1,676,352
   General Motors
   Acceptance Corp., 5.23%
      Due 2/17/99                                       4,450,000          4,391,817
   Goldman Sachs
   Group LP., 5.24%
       Due 6/4/01                                       3,800,000          3,800,000
   Ing America Insurance
   Holdings Inc., 5.25%
       Due 2/3/99                                       1,400,000          1,384,075
   Liquid Asset Backed
   Securites Trust Series, 5.62%#
      Due 2/26/99                                         619,237            619,237
   Monte Rosa Cap Corp., 5.75%
       Due 2/10/99                                        650,000            645,743
   Monte Rosa Cap Corp., 5.43%
       Due 2/17/99                                      1,000,000            986,274
   PNC Funding Corp., 5.50%
       Due 1/25/99                                        600,000            595,050
   Restructuring Asset
   Security, 5.63%
       Due 3/31/99                                      1,000,000          1,000,000
   Restructuring Asset
   Security, 5.61%
       Due 9/2/99                                       2,000,000          2,000,000
   Restructuring Asset
   Security, 5.67%
       Due 1/21/00                                      2,000,000          2,000,000
   Salomon Smith Barney, 5.31%
       Due 2/10/99                                      1,200,000          1,184,247
   Sears Roebuck
   Acceptance Corp., 5.25%
        Due 2/25/99                                     1,500,000          1,478,563
   Strategic Money Market
   Trust, 5.32%#
       Due 12/15/99                                     2,000,000          2,000,000
   Strategic Money Market
   Trust, 5.59%#
       Due 3/5/99                                       1,000,000          1,000,000
   Short Term Repackaged
   Asset Trust, 5.65%#
       Due 8/18/99                                      1,000,000          1,000,000
   Thunder Bay Funding, 5.35%
       Due 2/12/99                                      1,000,000            991,083
                                                                          ----------
                                                                          52,776,386
------------------------------------------------------------------------------------
OTHER CORPORATE DEBT - U.S. - 7.7%
(MEDIUM TERM NOTES, CORPORATE BONDS)
   CIT Group Holdings,
      6.20% Medium Term Note,
      Due 6/17/99                                         328,000            328,568
   Ford Motor Credit,
     5.63% Corporate Bond,
      Due 1/15/99                                       1,000,000            999,992


                       SEE NOTES TO FINANCIAL STATEMENTS

                        FINANCIAL STATEMENTS OF VCA-11

               STATEMENT OF NET ASSETS AS OF DECEMBER 31, 1998


SHORT-TERM                                              PRINCIPAL
INVESTMENTS [NOTE 2]                                       AMOUNT              VALUE
-------------------------------------------------------------------------------------
   Ford Motor Credit,
     8.15% Medium Term Note,
      Due 3/16/99                                       $,150,000          $,150,649
   General Electric Capital Corp.
   8.13% Medium Term Note,
     Due 2/1/99                                         1,400,000          1,402,892
   International Lease Finance Corp.
   7.50% Corporate Bond,
     Due 3/1/99                                           500,000            501,367
   International Lease Finance Corp.
   5.99% Medium Term Note,
      Due 1/15/99                                       1,500,000          1,500,213
   Toyota Motor Credit,
   5.73% Medium Term Note,
      Due 3/10/99                                       2,000,000          2,002,494
                                                                           ---------
                                                                           6,886,175
-------------------------------------------------------------------------------------
OTHER BANK RELATED INSTRUMENTS - U.S. - 10.7%
   (BANK NOTES, CERTIFICATES OF DEPOSIT)
   Bank of New York,
     5.75% Bank Note,
      Due 5/14/99                                       2,000,000          2,000,201
   FCC National Bank.,
      5.19% Bank Note,
      Due 1/15/99                                       1,000,000          1,000,000
  First National Bank.,
      5.19% Bank Note,
      Due 1/14/99                                       1,000,000          1,000,000
   First Union National Bank,
      5.42% Bank Note,
      Due 11/17/99                                      2,200,000          2,200,000
   KeyBank National Association.,
      5.33% Bank Note,
      Due 1/13/99                                       1,000,000          1,000,018
   US Bank, N.A.
      5.50% Bank Note,
      Due 10/8/99                                       2,000,000          1,999,699
   US Bank, N.A.
      5.52% Bank Note,
      Due 8/18/99                                         400,000            399,839
                                                                           ---------
                                                                           9,599,757
-------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - FOREIGN - 4.5%
   Canadian Imperial
   Bank of Commerce., 5.55%
      Due 2/10/99                                       1,000,000            999,947
   National Bank of Canada., 5.23%
       Due 3/2/99                                       1,000,000          1,000,000
   Royal Bank of Canada., 5.47
       Due 8/6/99                                       2,000,000          1,999,188
                                                                           ---------
                                                                           3,999,135
-------------------------------------------------------------------------------------
COMMERCIAL PAPER - YANKEE - 5.2%
   American Honda
   Finance Corp., 5.32%
      Due 2/11/99                                         750,000            745,345
   Canadian Wheat Board, 5.05%
      Due 4/1/99                                        1,000,000            981,203
   Dailmler-Chrysler
   North America, 5.25%
      Due 2/22/99                                       3,000,000          2,957,125
                                                                           ---------
                                                                           4,683,673
-------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT - YANKEE - 15.6%
   Abbey National
   Treasury Services, 5.25%
      Due 1/20/99                                       4,000,000          4,000,000
   Barclays Bank PLC, 5.49%
      Due 6/2/99                                        2,000,000          1,999,342
   Bayerische Landesbank
   Girozentrale, 5.49%
      Due 6/30/99                                       2,000,000          1,999,211
   Bishop's Gate
   Residential, 5.75%
      Due 11/22/99                                      1,000,000          1,000,000
   Deutsche Bank, 5.66%
      Due 3/3/99                                        1,000,000            999,920
   Deutsche Bank, 5.63%
       Due 2/26/99                                      2,000,000          1,999,735
   Swiss Bank Corp, 5.74%
       Due 6/11/99                                      2,000,000          1,999,493
                                                                          ----------
                                                                          13,997,701
-------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS - 102.7%
   (Cost: $91,942,827)                                                    91,942,827
-------------------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES
   Cash                                                                       4,604
   Payable for Pending Capital Transaction                               (1,235,521)
   Interest Receivable                                                      842,639
   Payable for Investments Purchased                                     (2,038,784)
-------------------------------------------------------------------------------------
TOTAL OTHER ASSETS
   LESS LIABILITIES  - (2.7)%                                            $(2,427,062)
-------------------------------------------------------------------------------------
NET ASSETS - 100%                                                         87,515,765
-------------------------------------------------------------------------------------
NET ASSETS, REPRESENTING:
Equity of Participants
   34,881,978  Accumulation Units at an
   Accumulation Unit Value of $2.5489                                     88,911,719
Equity of Prudential Insurance
   Company of America                                                        604,046
                                                                          ----------
                                                                         $89,515,765
-------------------------------------------------------------------------------------

#Indicates a variable rate security. Rate shown is rate in effect at December 31, 1998.

                        SEE NOTES TO FINANCIAL STATEMENT

                        FINANCIAL STATEMENTS OF VCA-11
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------------------------------
YEAR ENDED                                                                            DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME [NOTE 2]
   Interest                                                                           $  5,595,451
--------------------------------------------------------------------------------------------------------
EXPENSES [NOTE 3]
   Fees Charged to Participants for Investment Management Services                         240,963
   Fees Charged to Participants for Administrative Expenses                                722,889
--------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                             963,852
--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME AND NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $  4,631,599
========================================================================================================


                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------------------------------
YEAR ENDED                                                      DECEMBER 31, 1998          DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $   4,631,599               $   4,315,890
--------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
   Purchase Payments and Transfers In [Note 6 and 7]                 168,192,543                 151,277,326
   Withdrawals and Transfers Out [Note 6 and 7]                     (170,842,905)               (157,203,424)
   Annual Account Charges Deducted from
      Participants' Accounts [Note 4]                                    (47,451)                    (58,601)
--------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
   RESULTING FROM CAPITAL TRANSACTIONS                                (2,697,813)                 (5,984,699)
--------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
   RESULTING FROM SURPLUS TRANSFER                                    (1,588,734)                         --
--------------------------------------------------------------------------------------------------------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS                                  345,052                  (1,668,809)
   NET ASSETS
      Beginning of Year                                               89,170,713                  90,839,522
--------------------------------------------------------------------------------------------------------------
      End of Year                                                    $89,515,765               $  89,170,713
==============================================================================================================

                         SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS OF VCA-11
-------------------------------------------------------------------------------

NOTE 1:     GENERAL

The Prudential Variable Contract Account-11 (VCA-11 or the Account) was established on March 1, 1982 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-11 has been designed for use by employers (Contract-holders) in making retirement arrangements on behalf of their employees (Participants). Its investments are primarily composed of short-term securities. All contractual and other obligations arising under contracts participating in VCA-11 (the "Contracts") are general corporate obligations of Prudential, although Participants' payments from the Account will depend upon the investment performance of the Account.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. VALUATION OF SHORT-TERM INVESTMENTS

Pursuant to an exemptive order from the Securities and Exchange Commission, securities having a remaining maturity of one year or less are valued at amortized cost which approximates market value. Amortized cost is computed using the cost on the date of purchase adjusted for constant accretion of discount or amortization of premium to maturity. The rate displayed is the effective yield from the date of purchase to the date of maturity.

B. INCOME RECOGNITION

Security transactions are recorded on trade date. Interest income is accrued daily. Income on investments is allocated to the Participants and Prudential on a daily basis in proportion to their respective equities in VCA-11. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

C. TAXES

The operations of VCA-11 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-11 to the extent the earnings are credited under the contracts. As a result, the Unit Value of VCA-11 has not been reduced by federal income taxes.

NOTE 3:     EXPENSES

Prudential acts as investment manager for VCA-11 under an agreement for Investment Management Services. A daily charge, at an effective annual rate of 1.00% of the current value of the Participants' equity in VCA-11, is paid to Prudential. Three quarters of this charge (0.75%) is for administrative expenses not provided by the annual account charge, and one quarter (0.25%) is for investment management services.

NOTES TO FINANCIAL STATEMENTS OF VCA-11
-------------------------------------------------------------------------------

NOTE 4:     ANNUAL ACCOUNT CHARGE

An annual account charge of not more than $30 annually is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's accounts or at the end of the accounting year by canceling Units. The charge will first be made against a Participant's account under a fixed dollar annuity companion contract or fixed rate option of the nonqualified combination contract. If the Participant has no account under a companion contract or the fixed rate option, or if the amount under the companion contract or the fixed rate option is too small to pay the charge, the charge will be made against the Participant's account in VCA-11. If the Participant has no VCA-11 account, or if the amount under that account is too small to pay the charge, the charge will then be made against the Participant's VCA-10 account. If the Participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA-24.

NOTE 5:     DEFERRED SALES CHARGE

A deferred sales charge is imposed upon that portion of certain withdrawals which represents a return of contributions. The charge is designed to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn from an account during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in the Program. In addition, no deferred sales charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no deferred sales charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contract-holder. Contributions transferred among VCA-10, VCA-11, the Subaccounts of VCA-24, a companion contract, and the fixed rate option of the nonqualified combination contract are considered to be withdrawals from the Account or Subaccount from which the transfer is made, but no deferred sales charge is imposed upon them. They will, however, be considered as contributions to the receiving Account or Subaccount for purposes of calculating any deferred sales charge imposed upon their subsequent withdrawal from it. For the years ended December 31, 1998 and December 31, 1997, Prudential has advised the Account that they received deferred sales charges of $2,389 and $8,370 respectively.

NOTE 6:     UNIT TRANSACTIONS

The number of Units issued and redeemed for the years ended December 31, 1998 and 1997 is as follows:

                          1998            1997
--------------------------------------------------
   Units issued        67,777,991      63,669,685
--------------------------------------------------
   Units redeemed      68,652,928      66,228,235
--------------------------------------------------

NOTES TO FINANCIAL STATEMENTS OF VCA-11
-------------------------------------------------------------------------------

NOTE 7:     PARTICIPANT LOANS

Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the Program. Therefore, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Account for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan, for example, by failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.

Withdrawals, transfers and loans from VCA-11 are considered to be withdrawals of contributions until all of the Participant's contributions to the Account have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

For the year ended December 31, 1998, $850,931 in participant loans was withdrawn from VCA-11 and $299,809 of principal and interest was repaid to VCA-11. For the year ended December 31, 1998, $553,894 in participant loans were withdrawn from VCA-11 and $330,318 of principal and interest was repaid. Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be VCA-11. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-11. During the six months ended December 31, 1997, Prudential has advised the Account that it received $5,456 in loan origination fees. For the year ended December 31,1998, Prudential has advised the account that it received $7,662 in loan origination fees.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Committee and Participants
of The Prudential Variable Contract Account - 11 of The Prudential Insurance Company of America

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Variable Contract Account - 11 of The Prudential Insurance Company of America (the "Account") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assuarance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statments, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended in December 31, 1995 were audited by other independent accountants, whose opinion dated February 15, 1996 was unqualified.

PricewaterhouseCoopers LLP
New York, New York
February 25, 1999

                        FINANCIAL STATEMENTS OF VCA-24

STATEMENTS OF NET ASSETS
DECEMBER 31, 1998


                                                                                     SUBACCOUNTS
                                       -------------------------------------------------------------------------------------
                                                      DIVERSIFIED    FLEXIBLE        CONSERVATIVE
                                           EQUITY        BOND         MANAGED          BALANCED    STOCK INDEX     GLOBAL
                                       ------------   ------------   ----------    --------------  ------------  -----------
Investment in Shares of
   The Prudential Series Fund,
   Inc. Portfolios at Net
   Asset Value [Note 2]...........     $474,280,896   $55,893,927   $170,862,480    $143,766,247   $441,752,153  $88,335,140

Receivable/(Payable) for Pending
   Capital Transactions...........           (1,913)       67,705         (4,691)         24,382      1,294,343       39,222
                                       -------------  -----------   -------------   -------------  ------------  -----------
NET ASSETS                             $474,278,983   $55,961,632   $170,857,789    $143,790,629   $443,046,496  $88,374,362
                                       =============  ===========   =============   =============  ============  ===========

NET ASSETS REPRESENTING:
   Equity of Participants.........     $472,994,223  $ 55,426,094   $169,646,349    $142,619,689   $441,536,108  $86,785,387
   Equity of The Prudential
      Insurance Company of America        1,284,760       535,538      1,211,440       1,170,940      1,510,388    1,588,975
                                       -------------  -----------   -------------   -------------  ------------  -----------
     x                                 $474,278,983   $55,961,632   $170,857,789    $143,790,629   $443,046,496  $88,374,362
                                       =============  ===========   =============   =============  ============  ===========



                                       -------------
                                         GOVERNMENT
                                           INCOME
                                        ------------
Investment in Shares of
   The Prudential Series Fund,
   Inc. Portfolios at Net
   Asset Value [Note 2]                $37,468,415

Receivable/(Payable) for Pending
   Capital Transactions                    (88,532)
                                       ------------
NET ASSETS                             $37,379,883
                                       ============

NET ASSETS REPRESENTING:
   Equity of Participants              $36,854,738
   Equity of The Prudential
      Insurance Company of America         525,145
                                       ------------
     x                                 $37,379,883
                                       ============

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

                                                                                            SUBACCOUNTS
                                        ---------------------------------------------------------------------------------
                                                         DIVERSIFIED     FLEXIBLE      CONSERVATIVE
                                             EQUITY          BOND         MANAGED        BALANCED            STOCK INDEX
                                        --------------   ------------    ----------    ---------------    ----------------

INVESTMENT INCOME
   Ordinary Dividend Distributions.....       $9,797,896     $3,187,114    $ 6,006,240      $ 5,858,431       $ 5,108,542
   Expense [Note 3]
      Fees Charged to Participants
         for Administrative Purposes...       (3,837,597)      (333,292)    (1,322,186)        (930,421)       (2,880,796)
                                           -------------    -----------   -------------   -------------      ------------
NET INVESTMENT INCOME..................        5,960,299      2,853,822      4,684,054        4,928,010         2,227,746
                                           -------------    -----------   -------------   -------------      ------------

NET REALIZED AND UNREALIZED
GAINS ON INVESTMENTS
CAPITAL GAINS DISTRIBUTIONS RECEIVED...       52,442,494        171,929     17,747,934        8,381,922         6,861,082
 Net Realized Gain (Loss)
   on Investments......................       29,585,585         89,478       (867,173)         413,281        33,272,325
Net Increase / decrease in Unrealized
   Appreciation on Investments.........      (56,968,251)      (121,565)    (7,881,229)         494,765        48,543,036
                                           -------------    -----------   -------------   -------------      ------------
NET GAIN (LOSS) ON INVESTMENTS.........       25,059,828        139,842      8,999,532        9,289,968        88,676,443
                                           -------------    -----------   -------------   -------------      ------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS...........      $31,020,127     $2,993,664    $13,683,586      $14,217,978       $90,904,189
                                           =============    ===========   =============   =============      ============




                                                 --------------------------------
                                                                   GOVERNMENT
                                                       GLOBAL        INCOME
                                                 --------------    --------------
INVESTMENT INCOME
   Ordinary Dividend Distributions.....            $ 1,108,925     $1,886,240
   Expense [Note 3]
      Fees Charged to Participants
         for Administrative Purposes...               (542,910)      (210,705)
                                                    -----------  ------------
NET INVESTMENT INCOME..................                566,015      1,675,535
                                                   -----------   ------------

NET REALIZED AND UNREALIZED
GAINS ON INVESTMENTS
CAPITAL GAINS DISTRIBUTIONS RECEIVED...              3,694,097             --
 Net Realized Gain (Loss)
   on Investments......................              5,572,907        224,663
Net Increase / decrease in Unrealized
   Appreciation on Investments.........              7,439,259        583,493
                                                   -----------   ------------
NET GAIN (LOSS) ON INVESTMENTS.........             16,706,263        808,156
                                                   -----------   ------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS...........            $17,272,278     $2,483,691
                                                   ===========   ============


                     SEE NOTES TO FINANCIAL STATEMENTS

                        FINANCIAL STATEMENTS OF VCA-24
STATEMENTS OF CHANGES IN
NET ASSETS

                                                                                   SUBACCOUNTS
                                                --------------------------------------------------------------------------------
                                                                                                         DIVERSIFIED
                                                               EQUITY                                        BOND
                                                ------------------------------------        ------------------------------------
FOR THE YEAR ENDED                              DEC. 31, 1998        DEC. 31, 1997           DEC. 31, 1998        DEC. 31, 1997
                                                --------------       ---------------        --------------        --------------
NET INCREASE IN NET ASSETS

      RESULTING FROM OPERATIONS...............  $  31,020,127          $102,166,275          $  2,993,664         $  3,126,135
                                                --------------       ---------------        --------------        --------------
ACCUMULATION UNIT TRANSACTIONS
   Purchase Payments and
   Transfers In [Notes  7 & 8]................    119,421,285           121,805,148            26,477,778           18,584,881
   Withdrawals and
   Transfers Out [Notes  7 & 8]...............   (227,004,940)          (91,113,887)          (16,800,497)         (21,019,961)
 Annual Account Charges Deducted
   From Participants' Accumulation
   Accounts [Note 4]..........................        (58,411)             (117,988)              (10,355)             (10,410)
                                                --------------       ---------------        --------------        --------------
NET INCREASE IN NET ASSETS
   RESULTING FROM ACCUMULATION................   (107,642,066)           30,573,273             9,666,926           (2,445,490)
NET INCREASE/(DECREASE) IN NET ASSETS
   FROM SURPLUS TRANSFERS [NOTE 9]............         (9,423)              466,278               150,438                 (428)
                                                --------------       ---------------        --------------        --------------
TOTAL INCREASE/(DECREASE) IN
   NET ASSETS.................................    (76,631,362)          133,205,826            12,811,028              680,217
NET ASSETS
   Beginning of year..........................    550,910,345           417,704,519            43,150,604           42,470,387
                                                --------------       ---------------        --------------        --------------
   End of year................................  $ 474,278,983          $550,910,345          $ 55,961,632         $ 43,150,604
                                                ==============       ===============        ==============        ==============





                                                                                   SUBACCOUNTS
                                                --------------------------------------------------------------------------------
                                                             FLEXIBLE                                 CONSERVATIVE
                                                              MANAGED                                    BALANCED
                                                ------------------------------------      --------------------------------------
FOR THE YEAR ENDED                                DEC. 31, 1998         DEC. 31, 1997        DEC. 31, 1998         DEC. 31, 1997
                                                 --------------         --------------      ---------------       --------------
NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS...............    $ 13,683,586          $ 26,074,193         $ 14,217,978          $ 14,412,978
                                                --------------       ---------------        --------------        --------------
ACCUMULATION UNIT TRANSACTIONS
   Purchase Payments and
   Transfers In [Notes  7 & 8]................      42,624,953            41,634,688           27,343,287            25,368,814
   Withdrawals and
   Transfers Out [Notes  7 & 8]...............     (73,203,087)          (29,158,674)         (27,813,972)          (22,520,864)
 Annual Account Charges Deducted
   From Participants' Accumulation
   Accounts [Note 4]..........................         (21,523)              (43,728)             (24,743)              (40,348)
                                                --------------       ---------------        --------------        --------------
NET INCREASE IN NET ASSETS
   RESULTING FROM ACCUMULATION................     (30,559,657)           12,432,286             (495,428)            2,807,602
NET INCREASE/(DECREASE) IN NET ASSETS
   FROM SURPLUS TRANSFERS [NOTE 9]............         314,721               197,552              535,730               (18,742)
                                                --------------       ---------------        --------------        --------------
TOTAL INCREASE/(DECREASE) IN
   NET ASSETS.................................     (16,601,350)           38,704,031           14,258,280            17,201,838
NET ASSETS
   Beginning of year..........................     187,459,139           148,755,108          129,532,349           112,330,511
                                                --------------       ---------------        --------------        --------------
   End of year................................    $170,857,789          $187,459,139         $143,790,629          $129,532,349
                                                ==============       ===============        ==============        ==============






                                                                                      SUBACCOUNTS
                                                   ------------------------------------------------------------------------------
                                                                    STOCK
                                                                    INDEX                                    GLOBAL
                                                   --------------------------------------    ------------------------------------
FOR THE YEAR ENDED                                  DEC. 31, 1998           DEC. 31, 1997     DEC. 31, 1998        DEC. 31, 1997
                                                   ---------------         --------------    ---------------      ---------------

NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS..............      $  90,904,189           $  90,584,091     $ 17,272,278          $  3,596,262
                                                   --------------        ---------------    -------------        --------------
ACCUMULATION UNIT TRANSACTIONS
   Purchase Payments and
   Transfers In [Notes 7 & 8]................        170,811,372             181,212,650       56,489,382            49,069,899
   Withdrawals and
   Transfers Out [Notes 7 &  8]..............       (196,975,004)           (162,967,623)     (57,085,576)          (41,642,292)
 Annual Account Charges Deducted
   From Participants' Accumulation
   Accounts [Note 4].........................            (30,821)                (68,031)          (3,261)               (8,545)
                                                   --------------        ---------------    -------------        --------------
NET INCREASE / (DECREASE) IN NET ASSETS
   RESULTING FROM ACCUMULATION
   UNIT TRANSACTIONS.........................        (26,194,453)             18,176,996         (599,455)            7,419,062
                                                  --------------         ---------------    -------------        --------------
   NET INCREASE / (DECREASE) IN NET ASSETS
   FROM SURPLUS TRANSFERS [NOTE 9]...........            894,183                 (45,282)         792,964                20,298
                                                  --------------         ---------------    -------------        --------------
TOTAL INCREASE IN
   NET ASSETS................................         65,603,919             108,715,805       17,465,787            11,035,622
NET ASSETS
   Beginning of year.........................        377,442,577             268,726,772       70,908,575            59,872,953
                                                  --------------         ---------------   --------------        --------------
   End of year.                                    $ 443,046,496           $ 377,442,577     $ 88,374,362          $ 70,908,575
                                                  ==============         ===============   ==============        ==============



                                                                       SUBACCOUNTS
                                                         --------------------------------------
                                                                        GOVERNMENT
                                                                          INCOME
                                                         --------------------------------------
FOR THE YEAR ENDED                                        DEC. 31, 1998          DEC. 31, 1997
                                                         --------------         ---------------
NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS..............               $2,483,691              $2,194,332
                                                         --------------            ------------
ACCUMULATION UNIT TRANSACTIONS
   Purchase Payments and
   Transfers In [Notes 7 & 8]................               17,139,903               6,782,174
   Withdrawals and
   Transfers Out [Notes 7 &  8]..............              (10,414,039)             (7,672,320)
 Annual Account Charges Deducted
   From Participants' Accumulation
   Accounts [Note 4].........................                   (3,015)                 (5,815)
                                                         --------------            ------------
NET INCREASE / (DECREASE) IN NET ASSETS
   RESULTING FROM ACCUMULATION
   UNIT TRANSACTIONS.........................                6,722,849                (895,961)
                                                         --------------            ------------
   NET INCREASE / (DECREASE) IN NET ASSETS
   FROM SURPLUS TRANSFERS [NOTE 9]...........                  103,785                  (5,618)
                                                         --------------            ------------
TOTAL INCREASE IN
   NET ASSETS................................                9,310,325               1,292,753
NET ASSETS
   Beginning of year.........................               28,069,558              26,776,805
                                                         --------------            ------------
   End of year...............................              $37,379,883             $28,069,558
                                                         ==============            ============

                       SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS OF VCA-24
-------------------------------------------------------------------------------
NOTE 1:     GENERAL

The Prudential Variable Contract Account-24 (VCA-24 or the Account) was established on April 29, 1987 by The Prudential Insurance Company of America (Prudential) under the laws of the State of New Jersey and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. VCA-24 has been designed for use by employers (Contract-holders) in making retirement arrangements on behalf of their employees (Participants).

The Account is comprised of seven Subaccounts. Each of the Subaccounts invests in a corresponding portfolio of The Prudential Series Fund, Inc. ("the Fund"). The Equity Subaccount invests in the Equity Portfolio, the Diversified Bond Subaccount in the Diversified Bond Portfolio, the Flexible Managed Subaccount in the Flexible Managed Portfolio, the Conservative Balanced Subaccount in the Conservative Balanced Portfolio, the Stock Index Subaccount in the Stock Index Portfolio, the Global Subaccount in the Global Portfolio, and the Government Income Subaccount in the Government Income Portfolio. All contractual and other obligations arising under contracts participating in VCA-24 (the "Contracts") are general corporate obligations of Prudential, although Participants' payments from the Account will depend upon the investment experience of the Account.

SIGNIFICANT ACCOUNTING POLICIES

Investments--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on ex-dividend date.

NOTE 2:     INVESTMENT INFORMATION

The number of shares of each portfolio of the Fund, the Net Asset Value (NAV) per share for each portfolio held by the Subaccounts of VCA-24, and the aggregate cost of investments in such shares as of December 31, 1998 are as follows:

                                     DIVERSIFIED    FLEXIBLE      CONSERVATIVE     STOCK                       GOVERNMENT
                          EQUITY        BOND         MANAGED        BALANCED       INDEX          GLOBAL         INCOME
---------------------------------------------------------------------------------------------------------------------------
Number of Shares        16,003,107      5,053,166    10,317,309      9,533,217    11,705,121      4,175,242      3,156,402
---------------------------------------------------------------------------------------------------------------------------
NAV per Share         $      29.64    $     11.06  $      16.56   $      15.08  $      37.74    $     21.16    $     11.87
---------------------------------------------------------------------------------------------------------------------------
Cost at 12-31-98      $393,648,090    $55,433,182  $175,236,922   $141,403,820  $274,232,607    $74,070,120    $35,976,709
---------------------------------------------------------------------------------------------------------------------------

NOTE 3:     EXPENSES

A daily charge at an effective annual rate of 0.75% of the Net Asset Value of each Subaccount of VCA-24 is paid to Prudential for administrative expenses not provided by the annual account charge.

NOTE 4:     ANNUAL ACCOUNT CHARGE

An annual account charge is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant's accounts or at the end of the accounting year by canceling Units. The charge will first be made against a Participant's account under a fixed dollar annuity companion contract or fixed rate option of the non-qualified combination contract. If the Participant has no account under a fixed contract, or if the amount under a fixed contract is too small to pay the charge, the charge will be made against the Participant's account in VCA-11. If the Participant has no VCA-11 account or if the amount under that account is too small to pay the charge, the charge will then be made against the Participant's VCA-10 account. If the Participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant's accounts in VCA-24. The annual account charge will not exceed $30 and is paid to Prudential.

NOTES TO FINANCIAL STATEMENTS OF VCA-24
--------------------------------------------------------------------------------
NOTE 5:     DEFERRED SALES CHARGE

A deferred sales charge is imposed upon the withdrawal of certain purchase payments to compensate Prudential for sales and other marketing expenses. The maximum deferred sales charge is 7% on contributions withdrawn during the first year of participation. After the first year of participation, the maximum deferred sales charge declines by 1% in each subsequent year until it reaches 0% after seven years. No deferred sales charge is imposed upon contributions withdrawn for any reason after seven years of participation in a Program. In addition, no deferred sales charge is imposed upon contributions withdrawn to purchase an annuity under a Contract, to provide a death benefit, pursuant to a systematic withdrawal plan, to provide a minimum distribution payment, or in cases of financial hardship or disability retirement as determined pursuant to provisions of the employer's retirement arrangement. Further, for all plans other than IRAs, no deferred sales charge is imposed upon contributions withdrawn due to resignation or retirement by the Participant or termination of the Participant by the Contract-holder. Contributions transferred among VCA-10, VCA-11, the Subaccounts of VCA-24, the companion contract, and the fixed rate option of the non-qualified combination contract are considered to be withdrawals from the Account or Subaccount from which the transfer is made, but no deferred sales charge is imposed upon them. They will, however, be considered as contributions to the receiving Account or Subaccount for purposes of calculating any deferred sales charge imposed upon their subsequent withdrawal. For the years ended December 31, 1998 and December 31, 1997, Prudential has advised the accountant that they received deferred sales charges as follows:


                                                DECEMBER         DECEMBER
                                                31, 1998         31, 1997
                                            -----------------------------
       Equity                                 $  12,573        $  23,487
       Diversified Bond                           2,295            4,947
       Flexible Managed                           6,428           16,791
       Cosnservative Balanced                     5,770           16,349
       Stock Index                                8,656           21,400
       Global                                     1,393            7,118
       Government Income                            974            3,428
                                            -----------        ---------
                                              $  38,089        $  93,520
                                            ===========        =========


NOTE 6:     TAXES

The operations of VCA-24 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-24 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-24 has not been reduced by federal income taxes.

NOTE 7:     UNIT TRANSACTIONS

The number of units issued and redeemed during the year ended December 31, 1998 is as follows:

1998

                                  DIVERSIFIED     FLEXIBLE    CONSERVATIVE      STOCK                    GOVERNMENT
                    EQUITY            BOND        MANAGED       BALANCED        INDEX          GLOBAL       INCOME
---------------------------------------------------------------------------------------------------------------------
Units issued      29,763,261       11,587,263    14,367,039    10,520,655      35,324,682    27,406,256   10,169,570
---------------------------------------------------------------------------------------------------------------------
Units redeemed    59,071,090       7,441,727     25,276,607    10,716,387      42,380,910    27,684,604    6,278,998
---------------------------------------------------------------------------------------------------------------------

The number of units issued and redeemed during the year ended December 31, 1997 is as follows:

1997

                                DIVERSIFIED       FLEXIBLE     CONSERVATIVE         STOCK                  GOVERNMENT
                     EQUITY         BOND          MANAGED        BALANCED           INDEX        GLOBAL      INCOME
---------------------------------------------------------------------------------------------------------------------
Units issued       34,271,390    8,670,060       15,321,216     10,666,326       47,348,967    25,888,774   4,382,451
---------------------------------------------------------------------------------------------------------------------
Units redeemed     25,563,791    9,835,849       10,818,000      9,398,610       41,979,915    21,818,089   5,046,046
---------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS OF VCA-24
-------------------------------------------------------------------------------

NOTE 8:     PARTICIPANT LOANS

Loans are considered to be withdrawals from the Subaccount from which the loan amount was deducted, however, no deferred sales charge is imposed upon them. The principal portion of any loan repayment, however, will be treated as a contribution to the receiving Subaccount for purposes of calculating any deferred sales charge imposed upon any subsequent withdrawal. If the Participant defaults on the loan by, for example, failing to make required payments, the outstanding balance of the loan will be treated as a withdrawal for purposes of the deferred sales charge. The deferred sales charge will be withdrawn from the same Accumulation Accounts, and in the same proportions, as the loan amount was withdrawn. If sufficient funds do not remain in those Accumulation Accounts, the deferred sales charge will be withdrawn from the Participant's other Accumulation Accounts as well.

Withdrawals, transfers and loans from each Subaccount of VCA-24 are considered to be withdrawals of contributions until all of the Participant's contributions to the Subaccount have been withdrawn, transferred or borrowed. No deferred sales charge is imposed upon withdrawals of any amount in excess of contributions.

For the year ended December 31, 1998, the amount of participant loans that was withdrawn from the Subaccounts and the amount of principal and interest that was repaid to the Subaccounts is as follows:

1998

                                  DIVERSIFIED     FLEXIBLE    CONSERVATIVE      STOCK                    GOVERNMENT
                    EQUITY            BOND        MANAGED       BALANCED        INDEX          GLOBAL       INCOME
---------------------------------------------------------------------------------------------------------------------
Loans             $2,752,209       $418,846      $1,853,425    $829,592        $2,688,331    $553,774     $223,292
---------------------------------------------------------------------------------------------------------------------
Repayments        $1,681,829       $216,684      $  781,480    $478,418        $1,692,528    $476,226     $ 93,403
---------------------------------------------------------------------------------------------------------------------

For the year ended December 31, 1997, the amount of participant loans what was withdrawn from the Subaccounts and the amount of principal that was as follows:

1997

                                DIVERSIFIED       FLEXIBLE     CONSERVATIVE      STOCK                  GOVERNMENT
                     EQUITY         BOND          MANAGED        BALANCED        INDEX        GLOBAL      INCOME
---------------------------------------------------------------------------------------------------------------------

Loans             $2,257,704       $341,223       $1,119,224      $621,979     $1,840,620     $517,512     $224,852
---------------------------------------------------------------------------------------------------------------------
Repayments        $1,331,530       $206,579       $  677,861      $397,144     $1,105,869     $315,438     $ 76,945
---------------------------------------------------------------------------------------------------------------------

Loan repayments are invested in Participant's account(s) as chosen by the Participant, which may not necessarily be the Subaccount from which the loan amount was deducted. The initial loan proceeds which are being repaid may not necessarily have originated solely from the Subaccounts of VCA-24.

NOTE 9:     NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM SURPLUS
            TRANSFERS

The increase (decrease) in net assets resulting from surplus transfers represents the net contributions to the Equity of Prudential to VCA-24. The decrease in net assets resulting from surplus transfers represents the net withdrawals from the Equity of Prudential from VCA-24.

NOTES TO FINANCIAL STATEMENTS OF VCA-24
-------------------------------------------------------------------------------
NOTE 10:    CONDENSED FINANCIAL INFORMATION
            PARTICIPANT ACCUMULATION UNIT VALUES FOR VCA-24 UNIT

EQUITY                                01/01/98         01/01/97        01/01/96        01/01/95       01/01/94
                                         TO               TO              TO              TO             TO
                                      12/31/98         12/31/97        12/31/96        12/31/95       12/31/94
                                      --------         --------        --------        --------       --------
Beginning of year (rounded)           $3.8962          $3.1487         $ 2.6769        $ 2.0541       $ 2.0136
End of year (rounded)                 $4.2286          $3.8962         $ 3.1487        $ 2.6769       $ 2.0541
Accumulation Units
   Outstanding at end of year
   (000 omitted)                      111,855          141,162         132,455         118,394         99,323

DIVERSIFIED BOND                      01/01/98         01/01/97        01/01/96        01/01/95       01/01/94
                                         TO               TO              TO              TO             TO
                                      12/31/98         12/31/97        12/31/96        12/31/95       12/31/94
                                      --------         --------        --------        --------       --------

Beginning of year (rounded)           $2.2404          $2.0789         $ 2.0065        $ 1.6746       $ 1.7435
End of year (rounded)                 $2.3829          $2.2404         $ 2.0789        $ 2.0065       $ 1.6746
Accumulation Units
   Outstanding at end of year
   (000 omitted)                       23,260           19,114          20,280          16,898         14,575


FLEXIBLE MANAGED                      01/01/98         01/01/97        01/01/96        01/01/95       01/01/94
                                         TO               TO              TO              TO             TO
                                      12/31/98         12/31/97        12/31/96        12/31/95       12/31/94
                                      --------         --------        --------        --------       --------

Beginning of year (rounded)           $2.9103          $2.4854         $ 2.2038        $ 1.7886       $ 1.8609
End of year (rounded)                 $3.1844          $2.9103         $ 2.4854        $ 2.2038       $ 1.7886
Accumulation Units
   Outstanding at end of year
   (000 omitted)                       53,275           64,184          59,681          51,419         44,729

CONSERVATIVE BALANCED                 01/01/98         01/01/97        01/01/96        01/01/95       01/01/94
                                         TO               TO              TO              TO             TO
                                      12/31/98         12/31/97        12/31/96        12/31/95       12/31/94
                                      --------         --------        --------        --------       --------

Beginning of year (rounded)           $2.5165          $2.2364         $ 1.9993        $ 1.7175       $ 1.7473
End of year (rounded)                 $2.7909          $2.5165         $ 2.2364        $ 1.9993       $ 1.7175
Accumulation Units
   Outstanding at end of year
   (000 omitted)                       51,101           51,297          50,029          46,873         43,594

STOCK INDEX                           01/01/98         01/01/97        01/01/96        01/01/95       01/01/94
                                         TO               TO              TO              TO             TO
                                      12/31/98         12/31/97        12/31/96        12/31/95       12/31/94
                                      --------         --------        --------        --------       --------

Beginning of year (rounded)           $4.3910          $3.3302         $ 2.7378        $ 2.0123       $ 2.0072
End of year (rounded)                 $5.5972          $4.3910         $ 3.3302        $ 2.7378       $ 2.0123
Accumulation Units
   Outstanding at end of year
   (000 omitted)                       78,885           85,941          80,572          51,701         40,522

GLOBAL                                01/01/98         01/01/97        01/01/96        01/01/95       01/01/94
                                         TO               TO              TO              TO             TO
                                      12/31/98         12/31/97        12/31/96        12/31/95       12/31/94
                                      --------         --------        --------        --------       --------

Beginning of year (rounded)           $1.8815          $1.7836         $ 1.4975        $ 1.3020       $ 1.3791
End of year (rounded)                 $2.3269          $1.8815         $ 1.7836        $ 1.4975       $ 1.3020
Accumulation Units
   Outstanding at end of year
   (000 omitted)                       37,297           37,576          33,505          24,439         21,739

GOVERNMENT INCOME                     01/01/98         01/01/97        01/01/96        01/01/95       01/01/94
                                         TO               TO              TO              TO             TO
                                      12/31/98         12/31/97        12/31/96        12/31/95       12/31/94
                                      --------         --------        --------        --------       --------

Beginning of year (rounded)           $1.6267          $1.4943         $ 1.4730        $ 1.2421       $ 1.3196
End of year (rounded)                 $1.7614          $1.6267         $ 1.4943        $ 1.4730       $ 1.2421
Accumulation Units
   Outstanding at end of year
   (000 omitted)                       20,924           17,033          17,697          17,289         16,140

Report of Independent Accountants

To the Contract Holders of
The Prudential Variable Contract Account-24 and the Board of Directors of The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Prudential Series Fund Equity Subaccount, Prudential Series Fund Diversified Bond Subaccount, Prudential Series Fund Flexible Managed Subaccount, Prudential Series Fund Conservative Balanced Subaccount, Prudential Series Fund Stock Index Subaccount, Prudential Series Fund Global Subaccount, and Prudential Series Fund Government Income Subaccount (separate portfolios of The Prudential Variable Contract Account-24; the "Account") at December 31, 1998, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 1998 with the Prudential Series Fund's transfer agent, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 25, 1999

      THE PRUDENTIAL INSURANCE
      COMPANY OF AMERICA


      CONSOLIDATED FINANCIAL STATEMENTS AND
      REPORT OF INDEPENDENT ACCOUNTANTS
      DECEMBER 31, 1998 AND 1997

                           REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Policyholders of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.






/s/ PricewaterhouseCoopers LLP
New York, New York
February 26, 1999

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
DECEMBER 31, 1998 AND 1997 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                                                                          1998             1997
                                                                                                          ----             ----
ASSETS
  Fixed maturities:
     Available for sale, at  fair value (amortized cost, 1998: $76,997; 1997: $71,496)                $  80,158         $  75,270
     Held to maturity, at amortized cost (fair value, 1998: $17,906; 1997: $19,894)                      16,848            18,700
  Trading account assets, at fair value                                                                   8,888             6,347
  Equity securities, available for sale, at fair value (cost, 1998: $2,583; 1997: $2,376)                 2,759             2,810
  Mortgage loans on real estate                                                                          16,495            16,004
  Investment real estate                                                                                    801             1,519
  Policy loans                                                                                            7,476             7,034
  Securities purchased under agreements to resell                                                        10,252             8,661
  Cash collateral for borrowed securities                                                                 5,622             5,047
  Other long-term investments                                                                             2,658             2,489
  Short-term investments                                                                                  9,781            12,106
                                                                                                      ---------         ---------
     Total investments                                                                                  161,738           155,987

  Cash                                                                                                    1,943             1,859
  Accrued investment income                                                                               1,795             1,909
  Broker-dealer related receivables                                                                      10,142             8,442
  Deferred policy acquisition costs                                                                       6,462             6,083
  Other assets                                                                                           15,721            11,452
  Separate Account assets                                                                                81,621            73,839
                                                                                                      ---------         ---------
TOTAL ASSETS                                                                                          $ 279,422         $ 259,571
                                                                                                      =========         =========
LIABILITIES AND EQUITY

LIABILITIES
  Future policy benefits                                                                               $ 69,129          $ 67,367
  Policyholders' account balances                                                                        30,974            33,246
  Unpaid claims and claim adjustment expenses                                                             3,860             4,864
  Policyholders' dividends                                                                                1,444             1,269
  Securities sold under agreements to repurchase                                                         21,486            12,347
  Cash collateral for loaned securities                                                                   7,132            14,117
  Income taxes payable                                                                                      785               500
  Broker-dealer related payables                                                                          6,530             3,338
  Securities sold but not yet purchased                                                                   5,771             3,648
  Other liabilities                                                                                      16,169            14,659
  Short-term debt                                                                                        10,082             6,774
  Long-term debt                                                                                          4,734             4,273
  Separate Account liabilities                                                                           80,931            73,451
                                                                                                      ---------         ---------
           Total liabilities                                                                            259,027           239,853
                                                                                                      ---------         ---------
COMMITMENTS AND CONTINGENCIES (SEE NOTE 16)
EQUITY
  Accumulated other comprehensive income                                                                  1,232             1,661
  Retained earnings                                                                                      19,163            18,057
                                                                                                      ---------         ---------
            Total equity                                                                                 20,395            19,718
                                                                                                      ---------         ---------
TOTAL LIABILITIES AND EQUITY                                                                          $ 279,422         $ 259,571
                                                                                                      =========         =========


                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                              1998        1997        1996
                                                              ----        ----        ----
REVENUES
  Premiums                                                  $  9,024    $  9,005    $  9,999
  Policy charges and fee income                                1,462       1,434       1,490
  Net investment income                                        9,520       9,456       9,461
  Realized investment gains, net                               2,630       2,168       1,128
  Commissions and other income                                 4,451       4,481       4,512
                                                            --------    --------    --------
           Total revenues                                     27,087      26,544      26,590
                                                            --------    --------    --------
BENEFITS AND EXPENSES
  Policyholders' benefits                                      9,976      10,076      11,094
  Interest credited to policyholders' account balances         1,806       2,044       2,251
  Dividends to policyholders                                   2,478       2,422       2,339
  General and administrative expenses                          9,720       8,992       8,956
  Sales practices remedies                                       510       1,640         410
                                                            --------    --------    --------
           Total benefits and expenses                        24,490      25,174      25,050
                                                            --------    --------    --------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES          2,597       1,370       1,540
                                                            --------    --------    --------
  Income taxes
    Current                                                    1,185         101         556
    Deferred                                                    (215)        306        (376)
                                                            --------    --------    --------
                                                                 970         407         180
                                                            --------    --------    --------
INCOME FROM CONTINUING OPERATIONS                              1,627         963       1,360
                                                            --------    --------    --------
DISCONTINUED OPERATIONS
  Loss from Healthcare operations, net of taxes                 (298)       (353)       (282)
  Loss on disposal of Healthcare operations, net of taxes       (223)       --          --
                                                            --------    --------    --------
    Net loss from discontinued operations                       (521)       (353)       (282)
                                                            --------    --------    --------
NET INCOME                                                  $  1,106    $    610    $  1,078
                                                            ========    ========    ========



                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                             ACCUMULATED OTHER COMPREHENSIVE INCOME
                                                     ------------------------------------------------------
                                                       FOREIGN        NET                      TOTAL
                                                      CURRENCY     UNREALIZED   PENSION   ACCUMULATED OTHER
                                                     TRANSLATION   INVESTMENT  LIABILITY    COMPREHENSIVE      RETAINED      TOTAL
                                                     ADJUSTMENTS     GAINS     ADJUSTMENT      INCOME          EARNINGS     EQUITY
                                                     -------------------------------------------------------------------------------
BALANCE, JANUARY 1, 1996                                $ (24)      $ 2,397       $  --       $ 2,373        $ 16,369     $ 18,742
Comprehensive income (loss):
  Net income                                                                                                    1,078        1,078
  Other comprehensive income (loss), net of tax:
     Change in foreign currency translation
       adjustments                                        (32)                                    (32)                         (32)
     Change in net unrealized investment gains                       (1,261)                   (1,261)                      (1,261)
     Additional pension liability adjustment                                         (4)           (4)                          (4)
                                                                                                                          --------
  Other comprehensive income (loss)                                                                                         (1,297)
                                                                                                                          --------
Total comprehensive income (loss)                                                                                             (219)
                                                     -----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1996                                (56)        1,136          (4)        1,076          17,447       18,523
Comprehensive income:
  Net income                                                                                                      610          610
  Other comprehensive income (loss), net of tax:
     Change in foreign currency translation
       adjustments                                        (29)                                    (29)                         (29)
     Change in net unrealized investment gains                          616                       616                          616
     Additional pension liability adjustment                                         (2)           (2)                          (2)
                                                                                                                          --------
  Other comprehensive income                                                                                                   585
                                                                                                                          --------
Total comprehensive income                                                                                                   1,195
                                                     -----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1997                                (85)        1,752          (6)        1,661          18,057       19,718
Comprehensive income:
  Net income                                                                                                    1,106        1,106
  Other comprehensive income, net of tax:
     Change in foreign currency translation
       adjustments                                         54                                      54                           54
     Change in net unrealized investment gains                         (480)                     (480)                        (480)
     Additional pension liability adjustment                                         (3)           (3)                          (3)
                                                                                                                          --------
  Other comprehensive income                                                                                                  (429)
                                                                                                                          --------
Total comprehensive income                                                                                                     677
                                                     -----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998                              $ (31)      $ 1,272        $ (9)      $ 1,232        $ 19,163     $ 20,395
                                                     =============================================================================


                   SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                                       1998         1997        1996
                                                                       ----         ----        ----
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                        $   1,106    $     610    $   1,078
  Adjustments to reconcile net income to
     net cash provided by operating activities:
        Realized investment gains, net                                 (2,660)      (2,209)      (1,138)
        Policy charges and fee income                                    (135)        (258)        (208)
        Interest credited to policyholders' account balances            1,806        2,044        2,251
        Depreciation and amortization                                     305          258          266
        Loss (gain) on disposal of businesses                             223         --           (116)
        Change in:
           Deferred policy acquisition costs                             (165)        (142)        (122)
           Future policy benefits and other insurance liabilities         584        2,762        2,471
           Securities purchased under agreements to resell             (1,591)      (3,314)        (217)
           Trading account assets                                      (2,540)      (1,825)        (433)
           Income taxes receivable/payable                                594       (1,391)        (937)
           Cash collateral for borrowed securities                       (575)      (2,631)        (332)
           Cash collateral for securities loaned (net)                 (6,985)       5,668        2,891
           Broker-dealer related receivables/payables                   1,495         (672)        (607)
           Securities sold but not yet purchased                        2,122        1,633          251
           Securities sold under agreements to repurchase               9,139        4,844         (490)
         Other, net                                                    (5,168)       4,142       (1,334)
                                                                    ---------    ---------    ---------
               CASH FLOWS FROM OPERATING ACTIVITIES                    (2,445)       9,519        3,274
                                                                    ---------    ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity of:
        Fixed maturities, available for sale                          123,151      123,550      123,368
        Fixed maturities, held to maturity                              4,466        4,042        4,268
        Equity securities, available for sale                           2,792        2,572        2,162
        Mortgage loans on real estate                                   4,839        4,299        5,731
        Investment real estate                                          1,364        1,842          615
        Other long-term investments                                     1,848        5,081        3,203
        Disposal of businesses                                           --           --             52
  Payments for the purchase of:
        Fixed maturities, available for sale                         (126,742)    (129,854)    (125,093)
        Fixed maturities, held to maturity                             (2,244)      (2,317)      (2,844)
        Equity securities, available for sale                          (2,547)      (2,461)      (2,384)
        Mortgage loans on real estate                                  (4,885)      (3,363)      (1,906)
        Investment real estate                                            (31)        (241)        (142)
        Other long-term investments                                    (1,415)      (4,148)      (2,060)
  Short-term investments (net)                                          2,145       (2,848)      (1,915)
                                                                    ---------    ---------    ---------
               CASH FLOWS FROM INVESTING ACTIVITIES                     2,741       (3,846)       3,055
                                                                    ---------    ---------    ---------


                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------


                                                        1998         1997       1996
                                                        ----         ----       ----
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account deposits                       6,955       5,020       2,676
  Policyholders' account withdrawals                  (11,111)     (9,873)     (8,099)
  Net increase in short-term debt                       2,422         305         583
  Proceeds from the issuance of long-term  debt         1,940         324          93
  Repayments of long-term debt                           (418)       (464)     (1,306)
                                                     --------    --------    --------
           CASH FLOWS USED IN FINANCING ACTIVITIES       (212)     (4,688)     (6,053)
                                                     --------    --------    --------
NET INCREASE IN CASH                                       84         985         276

CASH, BEGINNING OF YEAR                                 1,859         874         598
                                                     --------    --------    --------
CASH, END OF YEAR                                    $  1,943    $  1,859    $    874
                                                     ========    ========    ========
SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes paid                                    $    163    $    968    $    793
                                                     --------    --------    --------
Interest paid                                        $    864    $    708    $    595
                                                     --------    --------    --------


                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   BUSINESS

     The Prudential Insurance Company of America and its subsidiaries (collectively, "the Company") provide financial services throughout the United States and several locations worldwide. The Company's businesses provide a full range of insurance, investment, securities brokerage and other financial products and services to both retail consumers and institutions. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

     DEMUTUALIZATION

     On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly traded stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified voters and regulatory approval. There can be no assurance that the Company will demutualize or, if it does so, when demutualization will occur.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, and its consolidated subsidiaries, and those partnerships and joint ventures in which the Company has a controlling interest. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany balances and transactions have been eliminated.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     INVESTMENTS

     FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities are written down to estimated fair value when a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

     TRADING ACCOUNT ASSETS AND SECURITIES SOLD BUT NOT YET PURCHASED are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

     EQUITY SECURITIES, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, and the effects on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses are included in a separate component of equity, "Accumulated other comprehensive income."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     MORTGAGE LOANS ON REAL ESTATE are stated primarily at unpaid principal balances, net of unamortized discounts and allowance for losses. The allowance for losses is based upon a loan specific review and, for performing loans collectively evaluated, a portfolio review. The loan specific review includes consideration of expected future cash flows relative to outstanding balances. The portfolio review includes consideration of the composition of the loan portfolio, current economic conditions, past results, current trends, the estimated aggregate value of the underlying collateral, and other relevant environmental factors. Impaired loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans, identified in management's specific review of probable loan losses, are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the collateral if the loan is collateral dependent.

     Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues the accrual of interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but unpaid interest previously recorded on such loan is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.

     INVESTMENT REAL ESTATE to be disposed of is carried at the lower of depreciated cost or fair value less selling costs and is not depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income, is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate the carrying value may not be recoverable. In reviewing recoverability, an impairment loss is recognized for an other than temporary decline in value to the extent the reduction in carrying values of investment real estate exceeds estimated undiscounted future cash flows. Charges relating to real estate to be disposed of and impairments of real estate held for investment are included in "Realized investment gains, net." Depreciation on real estate is computed using the straight-line method over the estimated lives of the properties.

     POLICY LOANS are carried at unpaid principal balances.

     SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL AND SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession of securities purchased under agreements to resell. The market value of securities to be repurchased or resold is monitored, and additional collateral is requested, where appropriate, to protect against credit exposure.

     SECURITIES BORROWED AND SECURITIES LOANED are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

     OTHER LONG-TERM INVESTMENTS primarily represent the Company's investments in joint ventures and partnerships in which the Company does not have control and derivatives held for purposes other than trading. Joint venture and partnership investments are recorded using the equity method of accounting, reduced for other than temporary declines in value.

     SHORT-TERM INVESTMENTS, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

     REALIZED INVESTMENT GAINS, NET are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Decreases in the lower of depreciated cost or fair value less selling costs of investment real estate held for sale are recorded in "Realized investment gains, net."

     CASH

     Cash includes cash on hand, amounts due from banks, and money market instruments.

     DEFERRED POLICY ACQUISITION COSTS

     The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income."

     For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The effect of changes in estimated gross margins is reflected in earnings in the period they are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated periodically. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised. The average rate of assumed investment yield in estimating expected gross margins was 9.97%, 9.39%, and 8.39% for 1998, 1997 and 1996, respectively. Deferred policy acquisition costs related to non-participatory term insurance are amortized over the expected life of the contracts in proportion to the premium income.

     For property and casualty contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     For disability insurance, group life insurance and most group annuities, acquisition costs are expensed as incurred.

     POLICYHOLDERS' DIVIDENDS

     The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

     SEPARATE ACCOUNT ASSETS AND LIABILITIES

     Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension fund and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

     OTHER ASSETS AND OTHER LIABILITIES

     Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables and property and equipment. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables and reserves for sales practice remediation costs.

     INSURANCE REVENUE AND EXPENSE RECOGNITION

     Premiums from participating insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded using the net level premium method.

     Premiums from non-participating group annuities with life contingencies are recognized when due. For single premium immediate annuities and structured settlements, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

     Amounts received as payment for interest sensitive investment contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges, surrender charges and interest earned from the investment of these account balances. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

     For disability insurance, group life insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     FOREIGN CURRENCY TRANSLATION ADJUSTMENTS

     Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the Statements of Financial Position of non-U.S. entities with functional currencies other than the U.S. dollar are recorded, net of related hedge gains and losses and income taxes, as "Other comprehensive income," a separate component of equity.

     COMMISSIONS AND OTHER INCOME

     Commissions and other income principally includes securities and commodities commission revenues, asset management fees, investment banking revenue and realized and unrealized gains from trading activities of the Company's broker-dealer subsidiary.

     DERIVATIVE FINANCIAL INSTRUMENTS

     Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, various financial indices, or the value of securities or commodities. Derivative financial instruments can be exchange-traded or contracted in the over-the-counter market and those used by the Company include swaps, futures, forwards and options contracts. The Company uses derivative financial instruments to hedge market risk from changes in interest rates or foreign currency exchange rates, and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the broker-dealer business and in a limited-purpose subsidiary for trading purposes.

     To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments, or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives are evaluated at the inception of the hedge and throughout the hedge period.

     DERIVATIVES HELD FOR TRADING PURPOSES are used in the Company's securities broker-dealer business and in a limited-purpose subsidiary to meet the needs of its customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors these exposures through the use of various analytical techniques.

     Derivatives held for trading are recorded at fair value in "Trading account assets," "Other liabilities" or "Receivables from/Payables to broker-dealer clients" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

     DERIVATIVES HELD FOR PURPOSES OTHER THAN TRADING are primarily used to hedge or reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix consistent with the Company's risk management activities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     See Note 14 for a discussion of the accounting treatment of derivatives that qualify as hedges. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are recognized in earnings in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivative assets and liabilities are reported in the investing activities section in the Consolidated Statements of Cash Flows.

     INCOME TAXES

     The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

     Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

     NEW ACCOUNTING PRONOUNCEMENTS

     In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and was applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delayed the implementation of SFAS 125 for one year for certain provisions, including repurchase agreements, dollar rolls, securities lending and similar transactions. The Company adopted the delayed provisions of SFAS 125 in 1998. The adoption of SFAS 125 did not have a material impact on the Company's results of operations or financial position.

     During 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income," which was issued by the FASB in June 1997. This statement defines comprehensive income and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statements of Financial Position. Application of this statement did not change recognition or measurement of net income and, therefore, did not affect the Company's financial position or results of operations.

     During 1998, the Company adopted SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits," which was issued by the FASB in February 1998. This statement standardizes the disclosure requirements for pensions and other postretirement benefits, requires additional information on changes in the benefit obligations and fair values of plan assets and eliminates certain disclosures. This statement is limited to changes in reporting and presentation and does not change recognition or measurement of pension or other postretirement benefit plans. Therefore, its adoption did not affect the Company's financial position or results of operations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     On January 1, 1998, the Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SOP 97-3"). This statement provides guidance for determining when an insurance company or other enterprise should recognize a liability for guaranty-fund assessments as well as guidance for measuring the liability. The adoption of SOP 97-3 did not have a material effect on the Company's financial condition or results of operations. In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

     SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which can affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

     Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement no later than January 1, 2000 and is currently assessing the effect of the new standard.

     In October 1998, the AICPA issued Statement of Position 98-7, "Deposit
     Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk," ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

     RECLASSIFICATIONS

     Certain amounts in prior years have been reclassified to conform to current year presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.   DISCONTINUED OPERATIONS

     In December 1998, the Company entered into a definitive agreement to sell its HealthCare business to Aetna Inc. ("Aetna"). Included in this transaction are the Company's managed medical care, point of service, preferred provider organization and indemnity health lines, dental business, as well as the Company's Administrative Services Only ("ASO") businesses. The transaction was approved by the boards of directors of both companies and is expected to be completed in the second quarter of 1999, subject to review by federal antitrust authorities and approval by state regulators, and other customary closing conditions. Proceeds from the sale will consist of $500 million of cash and $500 million of Aetna three year senior notes.

     Loss from operations of discontinued businesses for 1998 includes results through December 31, 1998 (the measurement date). The Statements of Operations for 1997 and 1996 have been restated to conform with the 1998 presentation. Amounts within the footnotes have been adjusted, where noted, to eliminate the impact of discontinued operations and to be consistent with the presentation in the Consolidated Statements of Operations. The following table presents the results of operations and the loss on the disposal of the Company's HealthCare business, determined as of the measurement date, which are included in "Discontinued Operations" in the Consolidated Statements of Operations. Amounts for 1997 and 1996 include revenues and expenses relating to a contract with the American Association of Retired Persons for healthcare and similar coverages which was terminated effective December 31, 1997.

                                                            1998        1997        1996
                                                          ---------   ---------   ---------
                                                                   (In Millions)
     Revenues                                             $  7,461    $ 10,305    $  9,187
     Policyholder benefits                                  (6,064)     (8,484)     (7,711)
     General and administrative expenses                    (1,822)     (2,364)     (1,921)
                                                          ---------   ---------   ---------
     Loss before income taxes                                 (425)       (543)       (445)
     Income tax benefit                                        127         190         163
                                                          ---------   ---------   ---------
     Loss from operations                                     (298)       (353)       (282)
     Loss on disposal, net of tax benefit of $131             (223)          -           -
                                                          ---------   ---------   ---------
     Loss from discontinued operations, net of taxes      $   (521)   $   (353)   $   (282)
                                                          =========   =========   =========

     The loss on disposal includes anticipated operating losses to be incurred by the HealthCare business subsequent to the measurement date through the expected date of the sale, as well as estimates of other costs the Company will incur in connection with the disposition of the HealthCare business. Actual amounts may differ from these estimates. These include costs attributable to facilities closure and systems terminations, severance, payments to Aetna related to the ASO business, and estimated payments in connection with an agreement covering the fully insured medical and dental business. The latter agreement provides for payments either to or from Aetna in the event that medical loss ratios (i.e., incurred medical expense divided by earned premiums) for covered businesses are either less favorable or more favorable than levels specified in the agreement for the years 1999 and 2000. The loss on disposition was reduced by the estimated impact of expected modifications of certain pension and other postretirement benefit plans in which employees of the HealthCare business participate. This amount includes curtailment gains and the cost of termination benefits. (See Note 9.)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.   DISCONTINUED OPERATIONS (CONTINUED)

     The following table presents the assets and liabilities pertaining to the Company's HealthCare business at December 31, 1998 which are included in the Company's Consolidated Statements of Financial Position.

                                                    (In Millions)

     Cash and investments                              $ 1,652
     Other assets                                        1,030
                                                       -------
     Total assets                                        2,682

     Future policy benefits                              1,241
     Other liabilities                                   1,105
                                                       -------
     Total liabilities                                   2,346
                                                       -------

     Net assets                                        $   336
                                                       =======


4.   INVESTMENTS

     FIXED MATURITIES AND EQUITY SECURITIES

     The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:

                                                                                            1998
                                                             -------------------------------------------------------------
                                                                                  GROSS           GROSS
                                                              AMORTIZED        UNREALIZED      UNREALIZED       ESTIMATED
                                                                 COST             GAINS          LOSSES         FAIR VALUE
                                                             ----------        ----------      ----------       ----------
                                                                                       (In Millions)
     FIXED MATURITIES AVAILABLE FOR SALE
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies             $  5,761          $    580         $     9         $  6,332

     Obligations of U.S. states and
       their political subdivisions                             2,672               204               1            2,875

     Foreign government bonds                                   3,156               253              52            3,357

     Corporate securities                                      57,373             2,545             553           59,365

     Mortgage-backed securities                                 7,935               208              14            8,129

     Other fixed maturities                                       100                 -               -              100
                                                             -----------------------------------------------------------
     Total fixed maturities available for sale               $ 76,997          $  3,790         $   629         $ 80,158
                                                             ===========================================================
     EQUITY SECURITIES AVAILABLE FOR SALE                    $  2,583          $    472         $   296         $  2,759
                                                             ===========================================================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

                                                                                          1998
                                                             ------------------------------------------------------------
                                                                               GROSS            GROSS
                                                              AMORTIZED     UNREALIZED        UNREALIZED        ESTIMATED
                                                                 COST          GAINS            LOSSES         FAIR VALUE
                                                             ----------     ----------        ----------       ----------
     FIXED MATURITIES HELD TO MATURITY                                              (In Millions)
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies               $    5          $     -           $     -           $    5

     Obligations of U.S. states and
        their political subdivisions                               62                2                 1               63

     Foreign government bonds                                      31                4                 -               35

     Corporate securities                                      16,699            1,096                49           17,746

     Mortgage-backed securities                                     1                -                 -                1

     Other fixed maturities                                        50                6                 -               56
                                                             ------------------------------------------------------------
     Total fixed maturities held to maturity                 $ 16,848         $  1,108           $    50         $ 17,906
                                                             ============================================================


                                                                                        1997
                                                           -------------------------------------------------------------
                                                                                GROSS            GROSS
                                                            AMORTIZED        UNREALIZED       UNREALIZED       ESTIMATED
                                                               COST             GAINS           LOSSES         FAIR VALUE
                                                            ---------        ----------       -----------      ----------
     FIXED MATURITIES AVAILABLE FOR SALE                                           (In Millions)
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies             $  9,071          $    671          $    -         $  9,742

     Obligations of U.S. states and
       their political subdivisions                             1,529               152               -            1,681

     Foreign government bonds                                   3,177               218              17            3,378

     Corporate securities                                      50,043             2,611             144           52,510

     Mortgage-backed securities                                 7,576               288               5            7,859

     Other fixed maturities                                       100                 -               -              100
                                                             -----------------------------------------------------------
     Total fixed maturities available for sale               $ 71,496         $   3,940         $   166        $  75,270
                                                             ===========================================================
     EQUITY SECURITIES AVAILABLE FOR SALE                    $  2,376          $    680         $   246         $  2,810
                                                             ===========================================================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

                                                                                         1997
                                                           ---------------------------------------------------------------
                                                                                GROSS            GROSS
                                                            AMORTIZED        UNREALIZED        UNREALIZED        ESTIMATED
                                                               COST             GAINS            LOSSES         FAIR VALUE
                                                           -----------       ----------        -----------      ----------
                                                                                     (In Millions)
     FIXED MATURITIES HELD TO MATURITY
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies              $    88          $     -           $     -          $    88

     Obligations of U.S. states and
        their political subdivisions                              152                4                 1              155

     Foreign government bonds                                      33                5                 -               38

     Corporate securities                                      18,282            1,212                34           19,460

     Mortgage-backed securities                                     1                -                 -                1

     Other fixed maturities                                       144                8                 -              152
                                                             ------------------------------------------------------------
     Total fixed maturities held to maturity                 $ 18,700         $  1,229           $    35         $ 19,894
                                                             ============================================================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1998, is shown below:

                                                        AVAILABLE FOR SALE                HELD TO MATURITY
                                                    ----------------------------        -----------------------
                                                                    ESTIMATED                        ESTIMATED
                                                    AMORTIZED          FAIR             AMORTIZED       FAIR
                                                      COST            VALUE               COST         VALUE
                                                    ------------  --------------        -----------  ----------
                                                              (In Millions)                 (In Millions)
     Due in one year or less                        $   2,638       $    2,644          $    730     $    736
     Due after one year through five years             17,551           17,874             4,326        4,465
     Due after five years through ten years            19,523           19,976             6,783        7,162
     Due after ten years                               29,350           31,535             5,008        5,542
     Mortgage-backed securities                         7,935            8,129                 1            1
                                                    ---------       ----------          --------     --------
            Total                                   $  76,997       $   80,158          $ 16,848     $ 17,906
                                                    =========       ==========          ========     ========

     Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations.

     Proceeds from the repayment of held to maturity fixed maturities during 1998, 1997 and 1996 were $4,466 million, $4,042 million and $4,268 million, respectively. Gross gains of $135 million, $62 million and $78 million, and gross losses of $2 million, $1 million and $7 million, were realized on prepayment of held to maturity fixed maturities during 1998, 1997 and 1996, respectively.

     Proceeds from the sale of available for sale fixed maturities during 1998, 1997 and 1996 were $119,096 million, $120,604 million and $121,910 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1998, 1997 and 1996 were $ 4,055 million, $2,946 million and $1,458 million, respectively. Gross gains of $1,765 million, $1,310 million and $1,562 million and gross losses of $443 million, $639 million and $1,026 million were realized on sales and prepayments of available for sale fixed maturities during 1998, 1997 and 1996, respectively.

     Writedowns for impairments of fixed maturities which were deemed to be other than temporary were $96 million, $13 million and $54 million for the years 1998, 1997 and 1996, respectively.

     During the years ended December 31, 1998 and December 31, 1997, certain securities classified as held to maturity were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $73 million and $27 million, respectively with gross unrealized investment losses of $.4 million and gross unrealized investment gains of $.6 million included during the years ended December 31, 1998 and 1997, respectively, in "Accumulated other comprehensive income" at the time of the transfer.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     MORTGAGE LOANS ON REAL ESTATE

     The Company's mortgage loans were collateralized by the following property types at December 31:


                               AMOUNT     PERCENTAGE      AMOUNT      PERCENTAGE
                            (IN MILLIONS)  OF TOTAL    (IN MILLIONS)   OF TOTAL
                            ------------- ----------   -------------  ----------
                                        1998                       1997
                            ------------------------   -------------------------
     Office buildings         $  4,267       25.2%       $  4,692       28.5%
     Retail stores               3,021       17.9%          3,078       18.7%
     Residential properties        716        4.2%            891        5.4%
     Apartment complexes         4,362       25.8%          3,551       21.6%
     Industrial buildings        1,989       11.8%          1,958       11.9%
     Agricultural properties     1,936       11.4%          1,666       10.1%
     Other                         631        3.7%            618        3.8%
                              --------      -----        --------      -----
       Subtotal                 16,922      100.0%         16,454      100.0%
                                            =====                      =====
     Allowance for losses         (427)                      (450)
                              --------                   --------
     Net carrying value       $ 16,495                   $ 16,004
                              ========                   ========

     The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (23.8%) and New York (9.5%) at December 31, 1998. Included in the above balances are mortgage loans receivable from affiliated joint ventures of $87 million and $225 million at December 31, 1998 and 1997, respectively.

     Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:


                                                 1998       1997       1996
                                                 -----      -----      -----
                                                        (In Millions)

     Allowance for losses, beginning of year     $ 450      $ 515      $ 862
     Additions charged to operations               -          -          -
     Release of allowance for losses               -          (41)      (247)
     Charge-offs, net of recoveries                (23)       (24)      (100)
                                                 -----      -----      -----
     Allowance for losses, end of year           $ 427      $ 450      $ 515
                                                 =====      =====      =====


     The $41 million and $247 million reductions of the mortgage loan allowance for losses in 1997 and 1996, respectively, are primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a significant decrease in impaired loans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     Impaired mortgage loans identified in management's specific review of probable loan losses and related allowance for losses at December 31, are as follows:

                                                             1998        1997
                                                            -------     -------
                                                              (In Millions)

     Impaired mortgage loans with allowance for losses      $   149     $   330
     Impaired mortgage loans with no allowance for losses       924       1,303
     Allowance for losses                                       (45)        (97)
                                                            -------     -------
     Net carrying value of impaired mortgage loans          $ 1,028     $ 1,536
                                                            =======     =======

     Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $1,329 million, $2,102 million and $2,842 million during 1998, 1997 and 1996, respectively. Net investment income recognized on these loans totaled $94 million, $140 million and $265 million for the years ended December 31, 1998, 1997 and 1996, respectively.

     INVESTMENT REAL ESTATE

     The Company's "Investment real estate" of $801 million and $1,519 million at December 31, 1998 and 1997, respectively, is held through direct ownership. Of the Company's real estate, $675 million and $1,490 million consists of commercial and agricultural assets held for disposal at December 31, 1998 and 1997, respectively. Impairment losses aggregated $8 million, $40 million and $38 million for the years ended December 31, 1998, 1997 and 1996, respectively, and are included in "Realized investment gains, net."

     RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3,135 million and $2,783 million at December 31, 1998 and 1997, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $3,727 million and $2,352 million at December 31, 1998 and 1997, respectively, were held in voluntary trusts. Of this amount, $3,131 million and $1,801 million at December 31, 1998 and 1997, respectively, related to the multi-state policyholder settlement as described in Note 16. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders. The terms of these trusts provide that the assets are to be used for payment of the designated settlement and dividend benefits, as the case may be. Assets valued at $403 million and $632 million at December 31, 1998 and 1997, respectively, were maintained as compensating balances, which do not legally restrict the use of the funds, or pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $2,366 million and $1,835 million at December 31, 1998 and 1997, respectively, were included in the consolidated financial statements in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

     OTHER LONG-TERM INVESTMENTS

     The Company's "Other long-term investments" of $2,658 million and $2,489 million as of December 31, 1998 and 1997, respectively, are comprised of $1,007 million and $1,498 million in real estate related interests and $1,651 million and $991 million of non-real estate related interests. The Company's share of net income from such entities was $285 million, $411 million and $245 million for 1998, 1997 and 1996, respectively, and is reported in "Net investment income."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)


     INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     NET INVESTMENT INCOME arose from the following sources for the years ended December 31:

                                                           1998          1997          1996
                                                         --------      --------      --------
                                                                     (In Millions)
     Fixed maturities - available for sale               $  5,366      $  5,074      $  4,871
     Fixed maturities - held to maturity                    1,406         1,622         1,793
     Trading account assets                                   677           504           444
     Equity securities  - available for sale                   54            52            81
     Mortgage loans on real estate                          1,525         1,555         1,690
     Investment real estate                                   230           565           685
     Policy loans                                             410           396           384
     Securities purchased under agreements to resell           18            15            11
     Receivables from broker-dealer clients                   836           706           579
     Short-term investments                                   725           697           702
     Other investment income                                  415           520           559
                                                         --------      --------      --------
     Gross investment income                               11,662        11,706        11,799
     Less investment expenses                              (2,035)       (2,038)       (2,130)
                                                         --------      --------      --------
     Subtotal                                               9,627         9,668         9,669
     Less amount relating to discontinued operations         (107)         (212)         (208)
                                                         --------      --------      --------
     Net investment income                               $  9,520      $  9,456      $  9,461
                                                         ========      ========      ========

     REALIZED INVESTMENT GAINS, NET, for the years ended December 31, were from the following sources:

                                                           1998          1997          1996
                                                         --------      --------      --------
                                                                     (In Millions)
     Fixed maturities                                    $  1,381      $    684      $    513
     Mortgage loans on real estate                             22            68           248
     Investment real estate                                   642           700            76
     Equity securities - available for sale                   427           363           267
     Other                                                    188           394            34
                                                         --------      --------      --------
     Subtotal                                               2,660         2,209         1,138
     Less amounts related to discontinued operations          (30)          (41)          (10)
                                                         --------      --------      --------
     Realized investment gains, net                      $  2,630      $  2,168      $  1,128
                                                         ========      ========      ========

     Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1998 included in fixed maturities available for sale, mortgage loans on real estate and other long term investments totaled $1 million, $23 million and $13 million, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)


     NET UNREALIZED INVESTMENT GAINS

     Net unrealized investment gains on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include reclassification adjustments to avoid double-counting in "Comprehensive income," items that are included as part of "Net income" for a period that also had been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, are as follows:

                                                                               1998         1997         1996
                                                                              -------      -------      -------
                                                                                        (In Millions)
     Net unrealized investment gains, beginning of year                       $ 1,752      $ 1,136      $ 2,397
     Changes in net unrealized investment gains attributable to:
       Investments:
         Net unrealized investment gains (losses) on investments arising
           during the period                                                      522        1,706       (1,281)
         Reclassification adjustment for gains included in net income          (1,087)        (631)        (471)
                                                                              -------      -------      -------
         Change in net unrealized investment gains, net of adjustments           (565)       1,075       (1,752)
     Impact of net unrealized investment gains on:
         Future policy benefits                                                    23         (360)         318
         Deferred policy acquisition costs                                         62          (99)         173
                                                                              -------      -------      -------
     Change in net unrealized investment gains                                   (480)         616       (1,261)
                                                                              -------      -------      -------
     Net unrealized investment gains, end of year                             $ 1,272      $ 1,752      $ 1,136
                                                                              =======      =======      =======

     Unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax expense (benefit) of $282 million, $961 million and $(647) million for the years ended December 31, 1998, 1997 and 1996, respectively.

     Reclassification adjustments reported in the above table for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense of $588 million, $355 million and $238 million, respectively.

     The future policy benefits reported in the above table are net of income tax expense (benefit) of $15 million, $(203) million and $161 million for the years ended December 31, 1998, 1997 and 1996, respectively.

     Deferred policy acquisition costs in the above tables for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense (benefit) of $36 million, $(55) million and $88 million, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   DEFERRED POLICY ACQUISITION COSTS

     The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                  1998         1997         1996
                                                                 -------      -------      -------
                                                                           (In Millions)
     Balance, beginning of year                                  $ 6,083      $ 6,095      $ 5,892
     Capitalization of commissions, sales and issue expenses       1,313        1,409        1,260
     Amortization                                                 (1,139)      (1,176)      (1,261)
     Change in unrealized investment gains                            77         (154)         261
     Foreign currency translation                                    128          (91)         (57)
                                                                 -------      -------      -------
     Balance, end of year                                        $ 6,462      $ 6,083      $ 6,095
                                                                 =======      =======      =======

6.   POLICYHOLDERS' LIABILITIES

     FUTURE POLICY BENEFITS at December 31, are as follows:

                                      1998       1997
                                    -------     -------
                                       (In Millions)

     Life insurance                 $48,927     $46,765
     Annuities                       15,360      15,469
     Other contract liabilities       4,842       5,133
                                    -------     -------
     Future policy benefits         $69,129     $67,367
                                    =======     =======

     Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves, and certain health benefits. Annuity liabilities include reserves for immediate annuities and non-participating group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   POLICYHOLDERS' LIABILITIES (CONTINUED)

     The following table highlights the key assumptions generally utilized in calculating these reserves:


         PRODUCT                       MORTALITY                   INTEREST RATE               ESTIMATION METHOD
---------------------------     -------------------------     -------------------------     ------------------------
Life insurance                  Generally rates                      2.5% to 7.5%           Net level premium
                                guaranteed in calculating                                   based on non-forfeiture
                                cash surrender values                                       interest rate

Individual immediate            1983 Individual                    3.5% to 11.25%           Present value of
annuities                       Annuity Mortality                                           expected future payments
                                Table with certain                                          based on historical
                                modifications                                               experience

Group annuities in              1950 Group                        3.75% to 17.35%           Present value of
payout status                   Annuity Mortality                                           expected future
                                Table with certain                                          payments
                                modifications                                               based on historical
                                                                                            experience

Other contract liabilities                     -                     5.3% to 7.0%           Present value of
                                                                                            expected future
                                                                                            payments
                                                                                            based on historical
                                                                                            experience

     For the above categories, premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses and to recover any unamortized acquisition costs. A premium deficiency reserve has been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional and non-participating annuities. A liability of $1,780 million and $1,645 million is included in "Future policy benefits" with respect to this deficiency for the years ended December 31, 1998 and 1997, respectively.

       POLICYHOLDERS' ACCOUNT BALANCES at December 31, are as follows:


                                                                 1998                1997
                                                               --------            --------
                                                                       (In Millions)
   Individual annuities                                         $ 4,997            $  5,695
   Group annuities and guaranteed investment contracts           16,770              19,053
   Interest-sensitive life contracts                              3,566               3,258
   Dividend accumulations and other                               5,641               5,240
                                                                -------            --------
   Policyholders' account balances                              $30,974            $ 33,246
                                                                =======            ========


 Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   POLICYHOLDERS' LIABILITIES (Continued)

     Certain contract provisions that determine the policyholder account balances are as follows:

                                                                                 WITHDRAWAL/
                PRODUCT                       INTEREST RATE                   SURRENDER CHARGES
     ---------------------------------        -------------          -----------------------------------

     Individual annuities                      3.0% to 6.6%           0% to 8% for up to 8 years

     Group annuities                          5.0% to 13.4%           Contractually limited or subject
                                                                      to market value adjustment

     Guaranteed investment contracts          3.9% to 15.4%           Subject to market value withdrawal
     payout status                                                    provisions for any funds withdrawn
                                                                      other than for benefit responsive
                                                                      and contractual payments

     Interest-sensitive life contracts        4.0% to 6.5%            Various up to 10 years

     Dividend accumulations and other         3.0% to 4.5%                            --


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   POLICYHOLDERS' LIABILITIES (Continued)

     Unpaid Claims and Claim Adjustment Expenses. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty and accident and health insurance at December 31:

                                                         1998                         1997                       1996
                                               --------------------------   --------------------------   -----------------------
                                                ACCIDENT       PROPERTY      ACCIDENT       PROPERTY      ACCIDENT     PROPERTY
                                               AND HEALTH    AND CASUALTY   AND HEALTH    AND CASUALTY   AND HEALTH AND CASUALTY
                                               ----------    ------------   ----------    ------------   ---------- -------------
                                                                                 (In Millions)

     Balance at January 1                      $ 1,908        $ 2,956         $ 1,990       $ 3,076      $ 2,033         $ 3,053
       Less reinsurance recoverables               810            535              10           553           15             557
                                               -------        -------         -------       -------      -------         -------
     Net balance at January 1                    1,098          2,421           1,980         2,523        2,018           2,496
                                               -------        -------         -------       -------      -------         -------

     Incurred related to:

       Current year                              6,127          1,354           8,348         1,525        8,391           1,760
       Prior years                                   7           (194)            102           (91)         (66)            (25)
                                               -------        -------         -------       -------      -------         -------

     Total incurred                              6,134          1,160           8,450         1,434        8,325           1,735
                                               -------        -------         -------       -------      -------         -------
     Paid related to:

       Current year                              5,289            717           6,676           739        6,589             908
       Prior years                                 851            681           1,854           797        1,774             800
                                               -------        -------         -------       -------      -------         -------

     Total paid                                  6,140          1,398           8,530         1,536        8,363           1,708
                                               -------        -------         -------       -------      -------         -------


     Net balance at December 31                  1,092          2,183           1,900         2,421        1,980           2,523
       Plus reinsurance recoverables                52            533               8           535           10             553
                                               -------        -------         -------       -------      -------         -------
     Balance at December 31                    $ 1,144        $ 2,716         $ 1,908       $ 2,956      $ 1,990         $ 3,076
                                               =======        =======         =======       =======      =======         =======





     The Accident and Health balance at December 31 includes amounts attributable to the Company's discontinued HealthCare business: 1998 - $1,082; 1997 - $1,757 and 1996 - $1,750.

     In 1998 and 1997, the changes in provision for claims and claim adjustment expenses for property and casualty related to prior years are primarily driven by lower than anticipated losses for the Voluntary Auto line of business.

     The changes in provision for claims and claim adjustment expense for accident and health related to prior years are primarily due to such factors as changes in claim cost trends and an accelerated decline in the indemnity health business.

     The unpaid claims and claim adjustment expenses presented above consist of unpaid claim liabilities which include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities for 1998, 1997 and 1996 included above are discounted using interest rates ranging from 3.0% to 6.0%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7.    REINSURANCE

      The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property-casualty reinsurance is placed on both a pro-rata and excess of loss basis. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom, recording an allowance when necessary for uncollectible reinsurance.

      Reinsurance amounts included in the Consolidated Statements of Operations, excluding HealthCare, for the years ended December 31, were as follows:

                                          1998       1997       1996
                                        -------     ------    -------
                                                  (In Millions)
Direct Premiums                         $9,615      $9,679    $10,690
  Reinsurance Assumed                       65          42         13
  Reinsurance Ceded                       (656)       (716)      (704)
                                        ------      ------    -------
Premiums                                $9,024      $9,005    $ 9,999
                                        ======      ======    =======
Policyholders' benefits ceded           $  519      $  530    $   571
                                        ======      ======    =======

      Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position, at December 31, were as follows:

                                                      1998      1997
                                                     ------    ------
                                                       (In Millions)
Life insurance                                       $  620     $  685
Property-casualty                                       564        554
Other reinsurance                                        92         65
                                                     ------     ------
                                                     $1,276     $1,304
                                                     ======     ======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

8.    SHORT-TERM AND LONG-TERM DEBT

       Debt consists of the following at December 31:

SHORT-TERM DEBT
                                                 1998             1997
                                               -------           ------
                                                      (In Millions)
Commercial paper                               $ 7,057           $4,268
Notes payable                                    2,164            2,151
Current portion of long-term debt                  861              355
                                               -------           ------
     Total short-term debt                     $10,082           $6,774
                                               =======           ======

The weighted average interest rate on outstanding short-term debt was approximately 5.4% and 6.0% at December 31, 1998 and 1997, respectively.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. Commercial paper borrowings are supported by various lines of credit.

LONG-TERM DEBT


DESCRIPTION                                          MATURITY DATES         RATE           1998        1997
-----------                                          --------------         ----           -----       ----
                                                                                             (In Millions)


Floating rate notes ("FRN")                          1999 - 2005        4.04-14.00%(a)    $   729     $   324
Long term notes                                      1999 - 2023         5.5% - 12%         1,318         910
Zero coupon notes                                        1999              8.6% (b)           364         334
Canadian dollar notes                                     -             7.0% - 9.125%           -         117
Japanese yen notes                                   1999 - 2000          0.5% - 4.6%         160         178
Swiss francs notes                                        -                3.875%               -         120
Canadian dollar FRN                                      2003             5.25%-5.89%          96          96
Surplus notes                                        2003 - 2025         6.875% - 8.3%        987         986
Senior notes                                         1999 - 2006           6.375%             393          -
Commercial paper backed by long-term
   credit agreements                                                                        1,500       1,500
Other notes payable                                  1999 - 2017          4% - 7.5%            48          63
                                                                                          -------     -------
Subtotal                                                                                    5,595       4,628
    Less:  current portion of long-term debt                                                 (861)       (355)
                                                                                          -------     -------
Total long-term debt                                                                      $ 4,734     $ 4,273
                                                                                          =======     =======


(a) The Company issued an S&P 500 index linked note of $29 million in September of 1997. The interest rate on the note is based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 1998, this rate was 14%. Excluding this note, floating rate note interest rates were between 4.04% - 5.50%.

(b) The rate shown for zero coupon notes represents a level yield to maturity.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

8.    SHORT-TERM AND LONG-TERM DEBT (CONTINUED)

      Payment of interest and principal on the surplus notes issued after 1993, of which $686 million were outstanding at December 31, 1998, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

      In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.

      Scheduled principal repayments of long-term debt as of December 31, 1998, are as follows: $862 million in 1999, $560 million in 2000, $327 million in 2001, $1,816 million in 2002, $458 million in 2003 and $1,575 million thereafter.

      At December 31, 1998, the Company had $9,853 million in lines of credit from numerous financial institutions of which $8,330 million were unused. These lines of credit generally have terms ranging from one to five years.

      Interest expense for short-term and long-term debt is $920 million, $743 million and $618 million for the years ended December 31, 1998, 1997 and 1996, respectively.

9.    EMPLOYEE BENEFIT PLANS

      PENSION AND OTHER POSTRETIREMENT PLANS

      The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

      The Company provides certain life insurance and health care benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

      The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
9.    EMPLOYEE BENEFIT PLANS (CONTINUED)

       Prepaid and accrued benefit costs are included in "Other assets" and "Other liabilities", respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth quarter activity, is summarized below:


                                                                                                   OTHER
                                                                 PENSION BENEFITS           POSTRETIREMENT BENEFITS
                                                              ----------------------       ------------------------
                                                                1998           1997          1998           1997
                                                              --------       -------       -------         -------
                                                                   (In Millions)                (In Millions)
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at the beginning of period                 $(5,557)       $(5,148)      $(2,128)        $(2,002)
Service cost                                                     (159)          (127)          (35)            (38)
Interest cost                                                    (397)          (376)         (142)           (149)
Plan participants' contributions                                    -              -           ( 6)             (4)
Amendments                                                        (58)             -             -              31
Actuarial losses                                                 (600)          (334)          (31)            (84)
Transfer to third party                                             -             32             -               -
Contractual termination benefits                                  (30)           (63)            -               -
Benefits paid                                                     485            460           128             117
Foreign currency changes                                            7             (1)            1               1
                                                              -------        -------       -------         -------
Benefit obligation at end of period                           $(6,309)       $(5,557)      $(2,213)        $(2,128)
                                                              =======        =======       =======         =======

CHANGE IN PLAN ASSETS:

Fair value of plan assets at beginning of period              $ 8,489        $ 7,306       $ 1,354         $ 1,313
Actual return on plan assets                                      445          1,693           146             120
Transfer to third party                                            (4)           (32)           -                -
Contribution from pension plan                                      -              -            31              25
Employer contributions                                             25             16            13               9
Plan participants' contributions                                    -              -             6               4
Withdrawal under IRS Section 420                                  (36)           (35)            -               -
Benefits paid                                                    (485)          (460)         (128)           (117)
Foreign currency changes                                           (7)             1             -               -
                                                              -------        -------       -------         -------
Fair value of plan assets at end of period                    $ 8,427        $ 8,489       $ 1,422         $ 1,354
                                                              =======        =======       =======          =======

FUNDED STATUS:

Funded status at end of period                                $ 2,118          $ 2,932     $  (791)         $  (774)
Unrecognized transition (asset) liability                        (554)            (661)        660              707
Unrecognized prior service cost                                   335              327           -                -
Unrecognized actuarial net gain                                  (813)          (1,644)       (353)            (364)
Effects of 4th quarter activity                                    (9)             (63)          2               33
                                                              -------          -------     -------          -------
Net amount recognized                                         $ 1,077          $   891     $  (482)         $  (398)
                                                              =======          =======     =======          =======

AMOUNTS RECOGNIZED IN THE STATEMENTS OF FINANCIAL
 POSITION CONSIST OF:
  Prepaid benefit cost                                        $  1,348        $  1,150     $     -        $       -
  Accrued benefit liability                                       (287)           (270)       (482)            (398)
  Intangible asset                                                   7               5           -                -
  Accumulated other comprehensive income                             9               6           -                -
                                                              --------        --------     --------       ---------
Net amount recognized                                         $  1,077        $    891     $  (482)       $    (398)
                                                              ========        ========     ========       =========

                                       31

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
9. EMPLOYEE BENEFIT PLANS (CONTINUED)

    The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for the pension plan with accumulated benefit obligations in excess of plan assets were $384 million, $284 million and $0, respectively, as of September 30, 1998 and $319 million, $226 million and $ 0, respectively, as of September 30, 1997.

    The effects of fourth quarter activity are summarized as follows:


                                                                                         OTHER
                                                    PENSION BENEFITS            POSTRETIREMENT BENEFITS
                                                ----------------------          -----------------------
                                                 1998            1997             1998           1997
                                                ------         -------           ------         ------
                                                                     (In Millions)
Effect of IRS Section 420 transfer              $   -          $   (36)          $    -         $    -
Contractual termination benefits                  (14)             (30)               -              -
Contribution from pension plan                      -                -                -             31
Employer contributions                              5                3                2              2
                                                -----          -------           ------         ------
Effects of 4th quarter activity                 $  (9)         $   (63)          $    2         $   33
                                                ======         =======           ======         ======


Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $5,926 million and $6,022 million are included in Separate Account assets and liabilities at September 30, 1998 and 1997, respectively.

Other postretirement plan assets consist of group and individual variable life insurance policies, group life and health contracts, common stocks, U.S. government securities and short-term investments. Plan assets include $1,018 million and $1,044 million of Company insurance policies and contracts at September 30, 1998 and 1997, respectively.

Effective December 31, 1996, The Prudential Securities Incorporated Cash Balance Plan (the "PSI Plan") was merged into The Retirement System for United States Employees and Special Agents of The Prudential Insurance Company of America (the "Prudential Plan"). The name of the merged plan is The Prudential Merged Retirement Plan ("Merged Retirement Plan"). All of the assets of the Merged Retirement Plan are available to pay benefits to participants and their beneficiaries who are covered by the Merged Retirement Plan. The merger of the plans had no effect on the December 31, 1996 results of operations.

During 1996, the Prudential Plan was amended to provide cost of living adjustments for retirees. The effect of this plan amendment increased benefit obligations and unrecognized prior service cost by $170 million at September 30, 1996. In addition, the Prudential Plan was amended to provide contractual termination benefits to certain plan participants who were notified between September 15, 1996 and December 31, 1998 that their employment had been terminated. Costs related to these amendments are reflected below in contractual termination benefits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
9. EMPLOYEE BENEFIT PLANS (CONTINUED)

   Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:


                                                                                                              OTHER
                                                          PENSION BENEFITS                           POSTRETIREMENT BENEFITS
                                                -----------------------------------            ------------------------------------
                                                   1998         1997          1996               1998          1997          1996
                                                -----------------------------------            ------------------------------------
                                                                                  (In Millions)
COMPONENTS OF NET PERIODIC BENEFITS COSTS:
Service cost                                    $   159       $   127       $   140            $    35       $    38       $    45
Interest cost                                       397           376           354                142           149           157
Expected return on plan assets                     (674)         (617)         (594)              (119)          (87)          (93)
Amortization of transition amount                  (106)         (106)         (107)                47            50            53
Amortization of prior service cost                   45            42            26                  -             -             -
Amortization of actuarial net (gain) loss             1             -             -               (13)          (13)            (3)
Curtailment gain (loss)                               5             -             -                  -             -            (9)
Contractual termination benefits                     14            30            63                  -             -             -
                                                -------       -------       -------            -------       -------        ------
Net periodic (benefit) cost                     $  (159)      $  (148)      $  (118)           $    92       $   137        $  150
                                                =======       =======       =======            =======       =======        ======



The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:

                                                                                                                OTHER
                                                           PENSION BENEFITS                      POSTRETIREMENT BENEFITS
                                                  ------------------------------         ----------------------------------------
                                                   1998        1997        1996              1998          1997          1996
                                                  ------------------------------         ----------------------------------------
WEIGHTED-AVERAGE ASSUMPTIONS:
Discount rate                                      6.50%       7.25%       7.75%            6.50%          7.25%         7.75%
Rate of increase in compensation levels            4.50%       4.50%       4.50%            4.50%          4.50%         4.50%
Expected return on plan assets                     9.50%       9.50%       9.50%            9.00%          9.00%         9.00%
Health care cost trend rates                         -           -           -           7.80-11.00%    8.20-11.80%   8.50-12.50%
Ultimate health care cost trend rate
    after gradual decrease until 2006                -           -           -              5.00%          5.00%         5.00%


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

9. EMPLOYEE BENEFIT PLANS (CONTINUED)

   Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                               OTHER
                                                       POSTRETIREMENT BENEFITS
                                                       -----------------------
                                                                1998
                                                               ------
                                                           (In Millions)
   ONE PERCENTAGE POINT INCREASE
   Effect on total service and interest costs                  $  24
   Effect on postretirement benefit obligation                  (226)

   ONE PERCENTAGE POINT DECREASE
   Effect on total service and interest costs                  $ (19)
   Effect on postretirement benefit obligation                   187

   POSTEMPLOYMENT BENEFITS

   The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1998 and 1997 was $135 million and $144 million, respectively, and is included in "Other liabilities."

   OTHER EMPLOYEE BENEFITS

   The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary, resulting in $54 million, $63 million and $57 million of expenses included in "General and administrative expenses" for 1998, 1997 and 1996, respectively.

   DISCONTINUED OPERATIONS

   In connection with the disposal of the Company's HealthCare business, as more fully discussed in Note 3, the loss on disposal was reduced by an estimated curtailment gain of $30 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

10. INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:

                                           1998         1997         1996
                                          ------       ------       ------
                                                        (In Millions)
Current tax expense (benefit):
    U.S.                                  $  983       $  (14)      $  400
    State and local                           54           51          108
    Foreign                                  148           64           48
                                          ------       ------       ------
    Total                                 $1,185       $  101       $  556
                                          ======       ======       ======

Deferred tax expense (benefit):

    U.S.                                  $ (193)      $  269       $ (428)
    State and local                           (6)           4           (2)
    Foreign                                  (16)          33           54
                                          ------       ------       ------
    Total                                 $ (215)      $  306       $ (376)
                                          ======       ======       ======
Total income tax expense                  $  970       $  407       $  180
                                          ======       ======       ======


The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:


                                                             1998        1997        1996
                                                            ------      ------      ------
                                                                   (In Millions)
Expected federal income tax expense                         $  908      $  480      $  539
Equity tax (benefit)                                            75         (65)       (365)
State and local income taxes                                    31          37          69
Tax-exempt interest and dividend received deduction            (46)        (67)        (67)
Other
                                                                 2          22           4
                                                            ------      ------      ------
Total income tax expense                                    $  970      $  407      $  180
                                                            ======      ======      ======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

10. INCOME TAXES (CONTINUED)

    Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                             1998       1997
                                                           -------    -------
                                                              (In Millions)
Deferred tax assets
     Insurance reserves                                    $ 1,584    $ 1,482
     Policyholder dividends                                    265        250
     Net operating loss carryforwards                          260         80
     Litigation related reserves                               104        178
     Employee benefits                                          63         42
     Other                                                     134        287
                                                           -------    -------
     Deferred tax assets before valuation allowance          2,410      2,319
     Valuation allowance                                       (13)       (18)
                                                           -------    -------
     Deferred tax assets after valuation allowance           2,397      2,301
                                                           -------    -------

Deferred tax liabilities
     Investments                                             1,414      1,867
     Deferred policy acquisition costs                       1,436      1,525
     Depreciation                                               64         36
                                                           -------    -------
     Deferred tax liabilities                                2,914      3,428
                                                           -------    -------
Net deferred tax liability                                 $   517    $ 1,127
                                                           =======    =======

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1998 and 1997, respectively, the Company had federal life net operating loss carryforwards of $540 million and $1,200 million, which expire by 2012. At December 31, 1998 and 1997, respectively, the Company had state non-life operating loss carryforwards for tax purposes approximating $1,059 million and $800 million, which expire by 2018.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments. The Service has begun their examination of the years 1993 through 1995.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

11.   STATUTORY EQUITY AND INCOME

      Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefits reserves using different actuarial assumptions, not providing for deferred taxes, and valuing securities on a different basis. The Company's statutory net income, as filed with the New Jersey Department of Banking and Insurance was $1,247 million, $1,471 million and $1,402 million for the years 1998, 1997 and 1996, respectively. Statutory capital and surplus, as filed, at December 31, 1998 and 1997 was $8,536 million and $9,242 million, respectively.

12.   OPERATING LEASES

      The Company and its subsidiaries occupy leased office space in many locations under various long-term leases and have entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1998, future minimum lease payments under non-cancelable operating leases are estimated as follows:

                                                (In Millions)

               1999                               $   295
               2000                                   263
               2001                                   231
               2002                                   198
               2003                                   157
               Remaining years after 2003             753
                                                  -------
               Total                              $ 1,897
                                                  =======

      Amounts presented in the table above include operating leases relating to the Company's HealthCare business. See Note 3 for a discussion of the pending sale of this business. Amounts applicable to the HealthCare business are $65 million in 1999, $58 million in 2000, $52 million in 2001, $45 million in 2002, $34 million in 2003 and $89 million thereafter. Rental expense incurred for the years ended December 31, 1998, 1997 and 1996 was approximately $320 million, $352 million and $343 million, respectively.

13.   FAIR VALUE OF FINANCIAL INSTRUMENTS

      The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
13. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

    FIXED MATURITIES AND EQUITY SECURITIES

    Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement securities is based on amounts estimated by management.

    MORTGAGE LOANS ON REAL ESTATE

    The estimated fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. For certain non-performing loans, the estimated fair value is based upon the present value of expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for current market spread for a similar quality mortgage.

    POLICY LOANS

    The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

    DERIVATIVE FINANCIAL INSTRUMENTS

    The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements discounted at the applicable zero coupon U.S. Treasury rate and swap spread. The fair value of forwards, futures and options is estimated based on market quotes for a transaction with similar terms. The estimated fair value of loan commitments is derived by comparing the contractual stream of fees with such fee streams adjusted to reflect current market rates that would be applicable to instruments of similar type, maturity, and credit standing.

    POLICYHOLDERS' ACCOUNT BALANCES

    Estimated fair values of policyholders' account balances are derived by using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued. For interest sensitive life contracts, fair value approximates carrying value.

    DEBT

    The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

-------------------------------------------------------------------------------
13. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

      The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:


                                                                        1998                             1997
                                                               -----------------------          ------------------------
                                                               CARRYING     ESTIMATED           CARRYING     ESTIMATED
                                                                AMOUNT      FAIR VALUE           AMOUNT      FAIR VALUE
                                                               --------     ----------          --------     ----------
                                                                                     (In Millions)
FINANCIAL ASSETS:
Other than trading:
  Fixed maturities:
        Available for sale                                     $ 80,158      $ 80,158           $ 75,270      $ 75,270
        Held to maturity                                         16,848        17,906             18,700        19,894
  Equity securities                                               2,759         2,759              2,810         2,810
  Mortgage loans on real estate                                  16,495        17,265             16,004        16,703
  Policy loans                                                    7,476         8,037              7,034         7,201
  Securities purchased under agreements to resell                 1,737         1,737                 -             -
  Short-term investments                                          9,781         9,781             12,106        12,106
  Cash                                                            1,943         1,943              1,859         1,859
  Restricted Assets                                               2,366         2,366              1,835         1,835
  Separate Account assets                                        81,621        81,621             73,839        73,839
  Derivative financial instruments                                  132           135                 93            92

Trading:
  Trading account assets                                       $  8,888      $  8,888           $  6,347      $  6,347
  Broker-dealer related receivables                              10,142        10,142              8,442         8,442
  Derivative financial instruments                                  765           765                910           910
  Securities purchased under agreements to resell                 8,515         8,515              8,661         8,661
  Cash collateral for borrowed securities                         5,622         5,622              5,047         5,047


FINANCIAL LIABILITIES:
Other than trading:
  Policyholders' account balances                              $ 30,974      $ 31,940           $ 33,246      $ 34,201
  Securities sold under agreements to repurchase                  7,085         7,085                 85            85
  Cash collateral for loaned securities                           2,450         2,450              9,647         9,647
  Short-term and long-term debt                                  14,816        15,084             11,047        11,131
  Securities sold but not yet purchased                           2,215         2,215                  -             -
  Separate Account liabilities                                   80,931        80,931             73,451        73,451
  Derivative financial instruments                                  390           391                100            99

Trading:
  Broker-dealer related payables                                $ 6,530      $  6,530           $  3,338      $  3,338
  Derivative financial instruments                                  725           725              1,019         1,019
  Securities sold under agreements to repurchase                 14,401        14,401             12,262        12,262
  Cash collateral for loaned securities                           4,682         4,682              4,470         4,470
  Securities sold but not yet purchased                           3,556         3,556              3,648         3,648



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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    INTEREST RATE SWAPS

    The Company uses interest rate swaps to reduce market risks from changes in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. Under interest rates swaps, the Company agrees with other parties to exchange, at specified intervals the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements, discounted at the applicable zero coupon U.S. Treasury rate and swap spread.

    If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at market value with changes in fair value reported in current period earnings.

    FUTURES AND OPTIONS

    The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is based on market quotes for transactions with similar terms.

    Under exchange-traded futures, the Company agrees to purchase a specified number of contracts with other parties and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

    If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The gains and losses associated with anticipatory transactions are not material.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14.   DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

      When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

      Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings.

      CURRENCY DERIVATIVES

      The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps to reduce market risks from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to alter the currency exposures arising from mismatches between such foreign currencies and the U.S. Dollar.

      Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of specified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

      If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Accumulated other comprehensive income." If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in current period earnings.

      The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1998 and 1997. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                        DERIVATIVE FINANCIAL INSTRUMENTS
                                DECEMBER 31, 1998
                                  (In Millions)


                                    TRADING                    OTHER THAN TRADING                      TOTAL
                           -------------------------        -------------------------        -------------------------
                                          ESTIMATED                        ESTIMATED                        ESTIMATED
                           NOTIONAL       FAIR VALUE        NOTIONAL       FAIR VALUE        NOTIONAL       FAIR VALUE
                           --------       ----------        --------       ----------        --------       ----------

Swaps:
  Assets                   $  4,564        $    309         $  2,200         $    96        $  6,764         $    405
  Liabilities                 4,734             274            3,065             349           7,799              623

Forwards:
  Assets                     45,651             282            1,004              14          46,655              296
  Liabilities                39,153             280            2,039              37          41,192              317

Futures:
  Assets                      3,272              61            1,786              23           5,058               84
  Liabilities                 4,371              47              531               5           4,902               52

Options:
  Assets                      8,310             113              130               2           8,440              115
  Liabilities                 6,388             124              213               -           6,601              124
                           --------        --------         --------         -------        --------         --------
Total:
  Assets                   $ 61,797        $    765         $  5,120         $   135        $ 66,917         $    900
                           ========        ========         ========         =======        ========         ========
  Liabilities              $ 54,646        $    725         $  5,848         $   391        $ 60,494         $  1,116
                           ========        ========         ========         =======        ========         ========


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                        DERIVATIVE FINANCIAL INSTRUMENTS
                                DECEMBER 31, 1997
                                  (In Millions)


                                      TRADING                  OTHER THAN TRADING                    TOTAL
                             --------------------------     -------------------------      --------------------------
                                            ESTIMATED                      ESTIMATED                       ESTIMATED
                             NOTIONAL       FAIR VALUE      NOTIONAL       FAIR VALUE      NOTIONAL        FAIR VALUE
                             --------       -----------     --------      -----------      --------        ----------
Swaps:
  Assets                     $ 5,798         $  316         $ 1,446         $   67          $ 7,244         $  383
  Liabilities                  5,439            418           1,197             70            6,636            488


Forwards:
  Assets                      29,947            438           1,171             25           31,118            463
  Liabilities                 29,985            461             687              8           30,672            469


Futures:
  Assets                       4,103             51              46             -             4,149             51
  Liabilities                  3,064             50           3,320             21            6,384             71


Options:
  Assets                       6,893            105             239             -             7,132            105
  Liabilities                  3,946             90             224             -             4,170             90
                             -------        -------         -------         ------          -------        -------
Total:
  Assets                     $46,741        $   910         $ 2,902         $   92          $49,643        $ 1,002
                             =======        =======         =======         ======          =======        =======
  Liabilities                $42,434        $ 1,019         $ 5,428         $   99          $47,862        $ 1,118
                             =======        =======         =======         ======          =======        =======


CREDIT RISK

The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 1998 and 1997 approximately 97% and 95%, respectively, of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

Net trading revenues for the years ended December 31, 1998, 1997 and 1996 relating to forwards, futures and swaps were $67 million, $(5) million and $(13) million; $59 million, $37 million and $(13) million; and $42 million, $32 million and $(11) million, respectively. Net trading revenues for options were not material. Average fair values for trading derivatives in an asset position during the years ended December 31, 1998 and 1997 were $1,165 million and $1,015 million, respectively, and for derivatives in a liability position were $1,140 million and $1,166 million, respectively. Of those derivatives held for trading purposes at December 31, 1998, 63% of the notional amount consisted of interest rate derivatives, 32% consisted of foreign currency derivatives, and 5% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1998, 60% of notional consisted of interest rate derivatives, 31% consisted of foreign currency derivatives, and 9% consisted of equity and commodity derivatives.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

    OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities, and unused credit card and home equity lines. In connection with the Company's commercial banking business, loan commitments for credit cards and home equity lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card and home equity commitments were $3.0 billion of which $2.2 billion remains available at December 31, 1998.

    Also in connection with the Company's investment banking activities, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and unsecured basis. Aggregate financing commitments on a secured basis approximate $6.1 billion of which $3.3 billion remains available at December 31, 1998. Unsecured commitments approximate $65.0 million, the majority of which is outstanding at December 31, 1998.

    Other commitments substantially include commitments to purchase and sell mortgage loans and the underfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.5 billion of which $1.8 billion remain available at December 31, 1998. Additionally, mortgage loans sold with recourse were $0.5 billion at December 31, 1998.

    The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate, and performing other monitoring procedures. At December 31, 1998 these were immaterial.

15. DIVESTITURE

    On July 31, 1996, the Company sold a substantial portion of its Canadian Branch business to the London Life Insurance Company ("London Life"). This transaction was structured as a reinsurance transaction whereby London Life assumed total liabilities of the Canadian Branch equal to $3,291 million as well as a related amount of assets equal to $3,205 million. This transfer resulted in a reduction of policy liabilities of $3,257 million and a corresponding reduction in invested assets. The Company recognized an after-tax gain in 1996 of $116 million as a result of this transaction, recorded in "Realized investment gains, net."

16. CONTINGENCIES AND LITIGATION

    STOP-LOSS REINSURANCE AGREEMENT

    In connection with the sale in 1995 of its wholly-owned subsidiary Prudential Reinsurance Company ("Pru Re"), the Company's subsidiary, Gibraltar Casualty Insurance Company ("Gibraltar") entered into a stop-loss reinsurance agreement with Pru Re whereby Gibraltar has reinsured up to $375 million of the first $400 million of aggregate adverse loss development on reserves recorded by Pru Re at June 30, 1995. The Company has guaranteed

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

16. CONTINGENCIES AND LITIGATION (CONTINUED)


    Gibraltar's obligations arising under the stop-loss agreement subject to a limit of $375 million. Through December 31, 1998, Gibraltar has incurred $375 million in losses under the stop-loss agreement, including $90 million in 1998. Gibraltar has paid $197 million to Pru Re under the stop-loss agreement.

    ENVIRONMENTAL AND ASBESTOS-RELATED CLAIMS

    Certain of the Company's subsidiaries received claims under expired contracts which assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for such claims cannot be estimated by traditional reserving techniques. As a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Extensive litigation between insurers and insureds over these issues continues and the outcome is not predictable. In establishing the liability for unpaid claims for these losses, management considered the available information. However, given the expansion of coverage and liability by the courts and legislatures in the past, and potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established.

    MANAGED CARE REIMBURSEMENT

    The Company has reviewed its obligations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that adequate reserves have been established to provide for appropriate reimbursements to customers.

    REINSURANCE AND PARTICIPATION AGREEMENT

    The Company and a number of other insurers ("the Consortium") entered into a Reinsurance and Participation Agreement (the "Agreement") with MBL Life Assurance Corporation ("MBLLAC") and others, under which the Company and the other insurers agreed to reinsure certain payments to be made to contract holders by MBLLAC in connection with the plan of rehabilitation of Mutual Benefit Life Insurance Company. Under the agreement, the Consortium, subject to certain terms and conditions, will indemnify MBLLAC for the ultimate net loss sustained by MBLLAC on each contract subject to the Agreement. The ultimate net loss represents the amount by which the aggregate required payments exceed the fair market value of the assets supporting the covered contracts at the time such payments are due. The Company's share of any net loss is 30.55%. The Company has determined that it does not expect to make any payments to MBLLAC under the agreement. The Company concluded this after testing a wide range of potentially adverse scenarios during the rehabilitation period for MBLLAC. In November 1998, the Rehabilitation Court approved the sale of MBLLAC's individual life insurance and individual group annuity business to affiliates of SunAmerica Inc. Upon the end of the rehabilitation period, expected during 1999, the agreement will terminate.

    LITIGATION

    Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

    Two putative class actions and approximately 320 individual actions were pending against the Company in the United States as of January 31, 1999 brought on behalf of those persons who purchased life insurance policies allegedly because of deceptive sales practices engaged in by the Company and its insurance agents in violation of state and federal laws. Additional suits may be filed by individuals who opted out of the class action settlement described below. The sales practices alleged to have occurred are contrary to Company policy. Some of these cases seek substantial damages while others seek unspecified compensatory, punitive and treble damages. The Company intends to defend these cases vigorously.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
16. CONTINGENCIES AND LITIGATION (CONTINUED)

    A Multi-State Life Insurance Task Force (the "Task Force"), comprised of insurance regulators from 29 states and the District of Columbia, was formed in April 1995 to conduct a review of sales and marketing practices throughout the life insurance industry. The Company was the initial focus of the Task Force examination. On July 9, 1996, the Task Force released its report on the Company's activities. The Task Force found that some sales of life insurance policies by the Company had been improper and that the Company's efforts to prevent such practices were not sufficiently effective. Based on the findings, the Task Force recommended, and the Company agreed to, various changes to its sales and business practices controls, and a series of fines allocated to all 50 states and the District of Columbia. In addition, the Task Force recommended a remediation program pursuant to which the Company would offer relief to the policyowners who were misled when they purchased permanent life insurance policies in the United States from 1982 to 1995.

    On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in the consolidated class action lawsuit pending in a Multi-District Litigation proceeding in the U.S. District Court for the District of New Jersey. The class action suit involved alleged improprieties in connection with the Company's sale, servicing and operation of permanent life insurance policies from 1982 through 1995. Pursuant to the settlement, the Company agreed to provide certain enhancements and changes to the remediation program previously accepted by the Task Force, including some additional remedies. In addition, the Company agreed that it would incur a minimum cost of $410 million in providing remedies to policyowners under the program and, in specified circumstances, agreed to make certain other payments and guarantees. Under the terms of the settlement, the Company agreed to a minimum average cost per remedy of $2,364 for up to 330,000 claims remedied and also agreed to provide additional compensation to be determined by formula that will range in aggregate amount from $50 million to $300 million depending on the total number of claims remedied. At the end of the remediation program's claim evaluation process, the Court will determine how the additional compensation will be distributed.

    The terms of the remediation program described above were enhanced again in February 1997 pursuant to agreements reached with several states that had not previously accepted the terms of the program. These changes were incorporated as amendments to the above-described Stipulation of Settlement and related settlement documents, and the amended Stipulation of Settlement was approved as fair to class members by the U.S. District Court in March 1997. By that point in time, the Company had entered into agreements with all 50 states and the District of Columbia pursuant to which each jurisdiction had accepted the remediation plan and the Company had agreed to pay approximately $65 million in fines, penalties and related payments.

    The decision of the U.S. District Court to certify a class in the above-described litigation for settlement purposes only and to approve the class action settlement as described in the amended Stipulation of Settlement was affirmed by the U.S. Court of Appeals for the Third Circuit in July 1998 although the issue of class counsel's fees was sent back to the U.S. District Court for review. The Supreme Court denied certiorari in January 1999, thereby making final the approval of the class action settlement.

    While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The releases granted by the state insurance regulators pursuant to the individual state settlement agreements do not become final until the remediation program has been completed without any material changes to which those regulators have not agreed. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the class action settlement.

    Pursuant to the state agreements and the amended Stipulation of Settlement, as approved by the U.S. District Court, the Company initiated its remediation program in 1997. The Company mailed packages and provided broad class notice to the owners of approximately 10.7 million policies eligible to participate in the remediation program in

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
16. CONTINGENCIES AND LITIGATION (CONTINUED)

    October 1996, informing them of their rights. Owners of approximately 21,800 policies elected to be excluded from the class action settlement. Of those eligible to participate in the settlement, policyowners who believed they were misled were invited to file a claim through an Alternative Dispute Resolution ("ADR") process. The ADR process was established to enable the Company to discharge its liability to the affected policyowners. Policyowners who did not wish to file a claim in the ADR process were permitted to choose from options available under Basic Claim Relief, such as preferred rate premium loans, or annuities, mutual fund shares or life insurance policies that the Company will enhance.

    In January 1997 the U.S. District Court sanctioned and fined the Company $1 million for failure to properly implement procedures for its employees to retain documents in violation of the Courts' order that required the parties to preserve all documents relevant to the class action and remediation program. The Court ordered the Company to implement a document retention policy and directed that an independent expert be engaged to investigate the extent of document destruction and its impact on the remediation program.

    In response to the class notices, the owners of approximately 503,000 policies indicated an interest in a Basic Claim Relief remedy. Management believes that costs associated with providing Basic Claim Relief will not be material to the Company's financial position or results of operations.

    The owners of approximately 1.16 million policies responded to the class notices by indicating an intent to file an ADR claim. All policyholders who responded were provided an ADR claim form for completion and submission. The ADR process generally requires that individual claim forms and files be reviewed by the Company and by one or more independent claim evaluators. Approximately 649,000 claim forms were completed and returned and approximately 591,000 decision letters had been mailed to claimants as of January 31, 1999. In many instances, claimants have the right to "appeal" the Company's decision to an independent reviewer. Management believes that the bulk of such appeals will be resolved in 1999.

    In 1996, the Company recorded in its Consolidated Statement of Operations the cost of $410 million as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of losses associated with the settlement. In 1997, based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received, management increased the estimated liability for the cost of remedying policyholder claims in the ADR process by $1.64 billion before taxes to approximately $2.05 billion before taxes, of which $1.80 billion was funded in a settlement trust. Management expressly noted that additional cost items were anticipated that could not be fully evaluated at that time.

    In 1998, based on estimates derived from an analysis of claims actually remedied (including interest), a sample of claims still to be remedied, an estimate of additional liability associated with the results of the investigation by the independent expert regarding the impact of document destruction on the ADR program, and an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision, management increased the estimated liability for the cost of ADR remedies by $.51 billion before taxes to a total of $2.56 billion before taxes, all of which has been funded in a settlement trust as discussed in Note 4. The Company has also recorded from 1996 through 1998 additional charges to reflect ongoing administrative costs related to the ADR program, regulatory fines, penalties and related payments, litigation costs and settlements, and other fees and expenses associated with the resolution of sales practices issues. While management believes the foregoing provisions are reasonable estimates based on information currently available, the ultimate amount of the total cost of remedied policyholder claims and other related costs is dependent on complex and varying factors, including the relief options still to be chosen by claimants, the dollar value of those options, and the number and type of claims that may successfully be appealed.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
16. CONTINGENCIES AND LITIGATION (CONTINUED)


    The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted with precision. It is possible that the results of operations or the cash flow of the Company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of the matters specifically discussed above. Management believes, however, that the ultimate resolution of all such matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.


                                     ******

                           PART C - OTHER INFORMATION



ITEM 28. FINANCIAL STATEMENTS AND EXHIBITS

          (a) FINANCIAL STATEMENTS


          (1) The Financial Statements of The Prudential Variable Contract Account-11 (Registrant) consisting of the Statement of Net Assets, as of December 31, 1998; the Statement of Operations for the period ended December 31, 1998; the Statements of Changes in Net Assets for the periods ended December 31, 1998 and 1997; the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement).



          (2) The Financial Statements of The Prudential Insurance Company of America (Depositor) consisting of the Statements of Financial Position as of December 31, 1998 and 1997 the Statements of Operations and Changes in Surplus and Asset Valuation Reserve and the Statements of Cash Flows for the years ended December 31, 1998, 1997 and 1996; and the Notes relating thereto appear in the Statement of Additional Information (Part B of the Registration Statement).



          (b) EXHIBITS


          (1) Resolution of the Board of Directors of                        Incorporated by reference to
          The Prudential Insurance Company                                   Exhibit (1) to Post Effective
          of America establishing The                                        Amendment No. 28 to the Registration
          Prudential Variable Contract                                       Statement of The Prudential Variable
          Account-11                                                         Contract Account-10, Registration
                                                                             No. 2-76580, filed February 22, 1997

          (2) Rules and Regulations of The Prudential Variable               Filed herewith
          Contract Account-11

          (3) Custodian Agreement with Investors                             Incorporated by reference to Exhibit (3)
          Fiduciary Trust Company                                            to Post-Effective Amendment No. 31 to this
                                                                             Registration Statement filed April 29, 1998

          (4) Investment Management Agreement between Prudential             Filed herewith
          and The Prudential Variable Contract Account-11

          (i) Amendment No. 1 to Investment Management Agreement between     Filed herewith
          Prudential and The Prudential Variable Contract Account-11

          (ii) Service Agreement between Prudential and The                  Incorporated by reference to Exhibit (d)(4), Post-
          Prudential Investment Corporation                                  Effective Amendment No. 33 to Form N-1A, The
                                                                             Prudential Series Fund, Inc., Reg. No. 2-80896,
                                                                             filed April 28, 1997

          (5) Agreement Relating to the Sale of                              Filed herewith
          Certain Contracts on a Variable
          Basis between Prudential and The
          Prudential Variable Contract
          Account-11

          (i) Agreement for the Sale of                                      Incorporated by reference to Exhibit
          VCA-11 Contracts between                                           5(iii) to Post-Effective Amendment
          Prudential, The Prudential Variable                                No. 29 to this Registration Statement,
          Contract Account-11 and Prudential                                 filed May 1, 1997
          Investment Management Services LLC

          (6) (i)(a) Specimen Copy of Group                                  Incorporated by reference to
          Annuity Contract Form GVA-1000 for                                 Exhibit (6)(i)(a) to Post-Effective
          individual retirement annuities                                    Amendment No. 9 to this
                                                                             Registration Statement, filed
                                                                             April 24, 1987

          (i)(b) Specimen Copy of Group                                      Incorporated by reference to
          Annuity Contract Form GVA-1000 for                                 Exhibit (6)(i)(b) to Post-Effective
          individual retirement annuity                                      Amendment No. 8 to this
          contracts issued after May 1, 1987                                 Registration Statement, filed
                                                                             April 1, 1987

          (i)(c) Specimen Copy of Group                                      Incorporated by reference to
          Annuity Contract Form GVA-1000 for                                 Exhibit (6)(i)(c) to Post-Effective
          individual retirement annuity                                      Amendment No. 11 to this
          contracts issued after May 1, 1988                                 Registration Statement, filed
                                                                             April 8, 1988

          (i)(d) Specimen Copy of Group                                      Incorporated by reference to
          Annuity Contract Form GVA-1000 for                                 Exhibit (6)(i)(d) to Post-Effective
          individual retirement annuity                                      Amendment No. 17 to this
          contracts issued after May 1, 1990                                 Registration Statement, filed
                                                                             April 30, 1990

          (i)(e) Specimen Copy of Group                                      Incorporated by reference to
          Annuity Amendment Form GAA-7793                                    Exhibit (6)(i)(e) to Post-Effective
          for individual retirement annuity                                  Amendment No. 17 to this
          contracts issued before May 1, 1990                                Registration Statement, filed
                                                                             April 30, 1990

          (ii)(a) Specimen Copy of Group                                     Incorporated by reference to
          Annuity Contract Form GVA-120-82                                   Exhibit (6)(ii)(a) to Post-Effective
          for tax-deferred annuities with                                    Amendment No. 9 to this
          modifications for certain tax changes                              Registration Statement, filed
          and the exchange offer                                             April 24, 1987

          (ii)(b) Specimen Copy of Group                                     Incorporated by reference to
          Annuity Contract Form GVA-120-87                                   Exhibit (6)(ii)(b) to Post-Effective
          for tax-deferred annuity contracts                                 Amendment No. 8 to this
          issued after May 1, 1987                                           Registration Statement, filed
                                                                             April 1, 1987

          (ii)(c) Specimen Copy of Group                                     Incorporated by reference to
          Annuity Contract Form GVA-120-87                                   Exhibit (6)(ii)(c) to Post-Effective
          for tax-deferred annuity contracts                                 Amendment No. 11 to this
          issued after May 1, 1988                                           Registration Statement, filed
                                                                             April 8, 1988

          (ii)(d) Specimen Copy of Group                                     Incorporated by reference to
          Annuity Contract Form GVA-120-87                                   Exhibit (6)(ii)(d) to Post-Effective
          for tax-deferred annuity contracts                                 Amendment No. 17 to this
          issued after May 1, 1990                                           Registration Statement, filed
                                                                             April 30, 1990

          (ii)(e) Specimen Copy of Group                                     Incorporated by reference to
          Annuity Amendment Form GAA-7764                                    Exhibit (G)(ii)(e) to Post-Effective
          for tax-deferred annuity contracts                                 Amendment No. 17 to this
          issued before May 1, 1990                                          Registration Statement, filed
                                                                             April 30, 1990

          (iii)(a) Specimen Copy of Group                                    Incorporated by reference to

          Annuity Contract Form GVA-1010 for                                 Exhibit (6)(iii) (a) to Post-Effective
          deferred compensation plans                                        Amendment No. 9 to this
                                                                             Registration Statement, filed
                                                                             April 24, 1987

          (iii)(b) Specimen Copy of Group                                    Incorporated by reference to
          Annuity Contract Form GVA-1010 for                                 Exhibit (6)(iii)(b) to Post-Effective
          deferred compensation plan                                         Amendment No. 8 to this
          contracts issued after May 1, 1987                                 Registration Statement, filed
                                                                             April 1, 1987

          (iii)(c) Specimen Copy of Group                                    Incorporated by reference to
          Annuity Contract Form GVA-1010 for                                 Exhibit (6)(iii)(c) to Post-Effective
          deferred compensation plan                                         Amendment No. 11 to this
          contracts issued after May 1, 1988                                 Registration Statement, filed
                                                                             April 8, 1988

          (iii)(d) Specimen Copy of Group                                    Incorporated by reference to
          Annuity Contract Form GVA-1010 for                                 Exhibit (6)(iii)(d) to Post-Effective
          deferred compensation plan                                         Amendment No. 17 to this
          contracts issued after May 1, 1990                                 Registration Statement, filed
                                                                             April 30, 1990

          (iii)(e) Specimen Copy of Group                                    Incorporated by reference to
          Annuity Amendment Form GAA-7792                                    Exhibit (6)(iii)(e) to Post-Effective
          for deferred compensation plan                                     Amendment No. 17 to this
          contracts issued before May 1, 1990                                Registration Statement, filed
                                                                             April 30, 1990

          (iii)(f) Specimen Copy of Group                                    Incorporated by reference to
          Annuity Contract Form                                              Exhibit 1 to Post-Effective
          GAA-7900-DefComp for deferred                                      Amendment No. 27 to the
          compensation plan contracts issued                                 Registration Statement of The
          before May 1, 1996                                                 Prudential Variable Contract
                                                                             Account-10, Registration Statement
                                                                             No. 2-76580, filed April 29, 1996.

          (iii)(g) Specimen Copy of Group                                    Incorporated by reference to
          Annuity Contract Form                                              Exhibit 11 to Post-Effective
          GAA-7900-DefComp-1 for deferred                                    Amendment No. 27 to the
          compensation plan contracts issued                                 Registration Statement of The
          before May 1, 1996                                                 Prudential Variable Contract
                                                                             Account-10, Registration Statement
                                                                             No. 2-76580, filed April 29, 1996.

          (iii)(h) Specimen Copy of Group                                    Incorporated by reference to
          Annuity Contract Form                                              Exhibit 12 to Post-Effective
          GAA-7900-Secular for deferred                                      Amendment No. 27 to the
          compensation plan contracts issued                                 Registration Statement of The
          before May 1, 1996                                                 Prudential Variable Contract
                                                                             Account-10, Registration Statement
                                                                             No. 2-76580, filed April 29, 1996.

          (iii)(i) Specimen Copy of Group                                    Incorporated by reference to
          Annuity Contract Form                                              Exhibit 13 to Post-Effective
          GAA-7900-Secular-1 for deferred                                    Amendment No. 27 to the
          compensation plan contracts issued                                 Registration Statement of The
          before May 1, 1996                                                 Prudential Variable Contract
                                                                             Account-10, Registration Statement
                                                                             No. 2-76580, filed April 29, 1996.

          (iv) Specimen Copy of Group                                        Incorporated by reference to

             Annuity Contract Form GVA-110-82                                Exhibit (6)(iv) to Post-Effective
             for Keogh Plans                                                 Amendment No. 8 to this
                                                                             Registration Statement, filed
                                                                             April 1, 1987

             (v) Specimen Copy of Group                                      Incorporated by reference to
             Annuity Contract Form GVA-7454 for                              Exhibit (4)(v) to Post-Effective
             Participants governed by the Texas                              Amendment No. 5 to this
             Optional Retirement Program                                     Registration Statement, filed
                                                                             April 30, 1985

             (a) Modifications for certain tax                               Incorporated by reference to
             changes                                                         Exhibit (6)(v)(a) to Post-Effective
                                                                             Amendment No. 8 to this
                                                                             Registration Statement, filed
                                                                             April 1, 1987

          (vi) Specimen Copy of Group                                         Incorporated by reference to
          Annuity Contract Form GVA-1010 for                                  Exhibit (6)(vi) to Post-Effective
          non-qualified deferred compensation                                 Amendment No. 11 to this
          plans                                                               Registration Statement, filed
                                                                              April 8, 1988

          (7) Application and Enrollment Forms as                             Incorporated by reference to
           revised for use after May 1, 1991                                  Exhibit (7) to Post-Effective
                                                                              Amendment No. 19 to this
                                                                              Registration Statement, filed
                                                                              April 29, 1991

           (8)(i) Copy of the Charter of Prudential                           Incorporated by reference to
          amended to and including                                            Post-Effective Amendment No. 9 to
          November 14, 1995                                                   Form S-1, Registration No. 33-20083,
                                                                              filed April 9, 1997 on behalf of
                                                                              The Prudential Variable Contract
                                                                              Real Property Account.

          (ii) Copy of the By-Laws of Prudential,                             Incorporated by reference to Form S-6,
          as amended to and including                                         Registration No. 333-64957, filed on
          May 12, 1998                                                        September 30, 1998 on behalf of The
                                                                              Prudential Variable Appreciable Account

          (13) (i) Consent of independent accountants                         Filed herewith

          (ii) Powers of Attorney

          (a) Members of the Registrant's Committee: Messrs. Fenster,         Incorporated by reference to Exhibit (13)(i)(a)
              McDonald and Weber                                              to Post-Effective Amendment No. 31 to this
                                                                              Registration Statement filed April 29, 1998

             (b) Directors and Officers of Prudential                         Incorporated by reference to Post-Effective
                                                                              Amendment No. 10 to Form S-1, Registration
                                                                              No. 33-20083, filed April 9, 1998 on behalf of
                                                                              The Prudential Variable Contract Real Property
                                                                              Account.

             (b)(i) Anthony S. Piszel                                         Incorporated by reference toPost-Effective
                                                                              Amendment No. 4 for Form N-4, Registration No.
                                                                              333-23271, filed February 23, 1999, on behalf of
                                                                              The Prudential Discovery Select Group Variable
                                                                              Contract Account

             (16) Calculation of Performance Data                             Appears under heading "Performance Information"
                                                                              in theStatement of AdditionalInformation (Part B of
                                                                              this Registration Statement)

             (17) Financial Data Schedule                                          Filed herewith.





ITEM 29. DIRECTORS AND OFFICERS OF PRUDENTIAL


Information about Prudential's Directors and Executive Officers appears under the headings "The Prudential Insurance Company of America-Directors" and "The Prudential Insurance Company of America-Principal Officers" in the Statement of Additional Information (Part B of this Registration Statement).



ITEM 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


Registrant is a separate account of The Prudential Insurance Company of America (Prudential), a mutual life insurance company organized under the laws of the State of New Jersey. The subsidiaries of Prudential are listed under Item 24 to Post-Effective Amendment No. 36 to the Form N-1A Registration Statement for The Prudential Series Fund, Inc., Registration No. 2-80896, filed April 28, 1999, the text of which is hereby incorporated.


In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its other separate accounts, and in The Prudential Variable Contract Account-24, shares of The Prudential Series Fund, Inc., a Maryland corporation. The balance of the shares are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential's Gibraltar Fund, Inc., and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2 and The Prudential Variable Contract Account-10, separate accounts of Prudential registered as open-end, diversified management investment companies under the Investment Company Act of 1940, and with the Prudential Variable Contract Account-24, a separate account of Prudential registered as a unit investment trust.


Prudential is a mutual insurance company. The financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.




ITEM 31. NUMBER OF CONTRACTOWNERS



As of March 31, 1999, the number of contractowners of qualified contracts offered by Registrant was 494, and the number of contractowners of non-qualified contracts offered by Registrant was 6.



ITEM 32. INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of The Prudential Insurance Company of America (Prudential), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law 27, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit (6)(b) of Form S-6, Registration No. 333-64957, filed September 30, 1998, on behalf of The Prudential Variable Appreciable Account.


Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 33. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


Prudential does have other business of a substantial nature besides activities relating to the assets of the Registrant. Prudential is involved in insurance, reinsurance, securities, pension services, real estate and banking.



The Prudential Investment Corporation (PIC) is an investment unit of Prudential and is actively engaged in the business of giving investment advice. The officers and directors of Prudential and PIC who are engaged directly or indirectly in activities relating to the Registrant have no other business, profession, vocation, or employment of a substantial nature, and have not had such other connections during the past two years.



The business and other connections, including principal business addresses, of Prudential's Directors are listed under "The Prudential Insurance Company of America-Directors" and "The Prudential Insurance Company of America-Principal Officers" in the Statement of Additional Information (Part B of this Registration Statement).



ITEM 34. PRINCIPAL UNDERWRITER



   (a) Prudential Investment Management Services LLC (PIMS), a direct wholly-owned subsidiary of Prudential, acts as the principal underwriter for The Prudential Variable Contract Account-2, the Prudential Variable Contract Account-10, The Prudential Variable Contract Account-24, and for the Registrant, all (except for The Prudential Variable Contract Account-24) registered as open-end management investment companies under the Investment Company Act of 1940.



   (b) Information regarding the Directors and Officers of PIMS is set forth below.


                     Name and Principal                Position and Offices                    Positions and Offices
                     Business Address                  with Underwriter                        with Registrant
                     ----------------                  ----------------                        ---------------

                     Robert F. Gunia***                President                               None

                     Jean D. Hamilton*                Executive Vice President                None

                     John R. Strangfeld, Jr.***       Executive Vice President                None

                     Brian Henderson***               Senior Vice President and               None
                                                      Chief Operating Officer

                     William V. Healey***             Senior Vice President, Secretary and    None

                                                      Chief Legal Officer

                     Margaret M. Deverell***          Vice President, Comptroller and         None
                                                      Chief Financial Officer

                     C. Edward Chaplin*               Treasurer                               None

                     Kevin B. Frawley**               Senior Vice President and Chief         None
                                                      Compliance Officer



-------------------------
*   Principal Business Address: 751 Broad Street, Newark, NJ  07102
** Principal Business Address: 213 Washington Street, Newark, NJ 07102 *** Principal Business Address: 100 Mulberry Street, Newark, NJ 07102



(c) Reference is made to the Sections entitled "Prudential" and "Contract Charges" in the prospectus (Part A of this Registration Statement) and "Sale of Contracts" in the Statement of Additional Information (Part B of this Registration Statement).




ITEM 35. LOCATION OF ACCOUNTS AND RECORDS


The names and addresses of the persons who maintain physical possession of the accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are:

                        The Prudential Insurance Company of America and The Prudential Investment Corporation
                        751 Broad Street
                        Newark, New Jersey 07102-3777

                        The Prudential Insurance Company of America and The Prudential Investment Corporation
                        Gateway Three Building and Gateway Center Four 100 Mulberry Street
                        Newark, New Jersey 07102

                        The Prudential Insurance Company of America and The Prudential Investment Corporation
                        56 North Livingston Avenue
                        Roseland, New Jersey 07068

                        The Prudential Insurance Company of America
                        c/o Prudential Defined Contribution Services
                        30 Scranton Office Park
                        Scranton, Pennsylvania 18507-1789

                        Prudential Investments Fund Management LLC
                        Gateway Center Three
                        100 Mulberry Street, Newark, NJ 07102


                        Investors Fiduciary Trust Company
                        801 Pennsylvania
                        Kansas City, Missouri 64105




ITEM 36. MANAGEMENT SERVICES

Not Applicable

ITEM 37. UNDERTAKINGS


The Prudential Insurance Company of America (Prudential) represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.


Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section. Registrant also undertakes (1) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old as long as payment under the contracts may be accepted; (2) to affix to the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information or to include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information; and (3) to deliver any Statement of Additional Information promptly upon written or oral request.

Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.


                      REPRESENTATION PURSUANT TO RULE 6c-7


Registrant represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 in connection with the sale of its group variable contracts to participants in the Texas Optional Retirement Program. Registrant also represents that it has complied with the provisions of paragraphs (a) - (d) of the Rule.

                                   SIGNATURES


  As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Newark, and State of New Jersey on this 26th day of April, 1999.




                                   THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11



                                   By:  /s/ E. MICHAEL CAULFIELD
                                       -------------------------
                                   E. Michael Caulfield
                                   President



                                   SIGNATURES


  As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                              SIGNATURE                           TITLE                                  DATE
                     ---------------------------        ------------------------                     ------------
                     /s/ E. MICHAEL CAULFIELD           President, The Prudential Variable           April 26, 1999
                     ------------------------           Contract Account-11 Committee
                     E. Michael Caulfield

                     /s/GRACE C.TORRES                  Treasurer and Principal                      April 26, 1999
                     -----------------

                     Grace Torres                       Financial and Accounting Officer

                     *SAUL K. FENSTER                   Member, The Prudential Variable Contract                   April 26, 1999
                     ----------------                   Account-11 Committee
                     Saul K. Fenster

                     *W. SCOTT McDONALD, JR.            Member, The Prudential Variable Contract                   April 26, 1999
                     -----------------------            Account-11 Committee
                     W. Scott McDonald, Jr.

                     *JOSEPH WEBER                      Member, The Prudential Variable Contract                   April 26, 1999
                     -------------                      Account-11 Committee
                     Joseph Weber


                                                                    *By: /s/ CAREN CUNNINGHAM
                                                                         --------------------
                                                                         Caren Cunningham
                                                                         (Attorney-in-Fact)



                                   SIGNATURES


  As required by the Securities Act of 1933 and the Investment Company Act of 1940, The Prudential Insurance Company of America has caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on this 26th day of April, 1999.



THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                                            By: /s/ E. MICHAEL CAULFIELD
                                                                   ---------------------
                                                            E. Michael Caulfield
                                                            Executive Vice President



  As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following Directors and Officers of The Prudential Insurance Company of America in the capacities and on the dates indicated.



                          SIGNATURE                           TITLE                     DATE
                     -------------------               -------------------          ------------
                     *ARTHUR F. RYAN                      Chairman of the Board, )
                     ---------------                     Chief Executive Officer )
                     Arthur F. Ryan                              and President   )
                                                                                 )
                     *FRANKLIN E. AGNEW                                          )
                     ------------------                                          )
                      Franklin E. Agnew                                  Director)
                                                                                 )
                     *FREDERIC K. BECKER                                         )
                     -------------------                                         )
                      Frederic K. Becker                                         )
                                                                         Director)
                                                                                 )
                     *MARTIN A. BERKOWITZ                                        )
                     --------------------                                        )
                     Martin A. Berkowitz                    Senior Vice President)
                                                                                 )
                     *RICHARD J. CARBONE                                         )
                     -------------------                                         )
                     Richard J. Carbone                   Chief Financial Officer)
                                                                                 )  April 26, 1999
                     *JAMES G. CULLEN                                            )
                     ----------------                                            )
                      James G. Cullen                                    Director)
                                                                                 )
                     *CAROLYNE K. DAVIS                                          )
                     ------------------                                          )
                      Carolyne K. Davis                                  Director)


                                                                                 )
                     *ROGER A. ENRICO                                            )
                     ----------------                                            )
                      Roger A. Enrico                                    Director)
                                                                                 )
                     *ALLAN D. GILMOUR                                           )
                     -----------------                                           )
                      Allan D. Gilmour                                           )
                                                                                 )
                     *WILLIAM H. GRAY, III                                       )
                     ---------------------                               Director)
                      William H. Gray, III                                       )
                                                                                 )
                     *JON F. HANSON                                              )
                     --------------                                              )
                      Jon F. Hanson                                      Director)
                                                                                 )
                     *GLEN H. HINER, JR.                                         )
                     -------------------                                         )
                     Glen H. Hiner, Jr.                                  Director)
                                                                                 )
                     *CONSTANCE J. HORNER                                        )
                     --------------------                                        )
                      Constance J. Horner                                Director)
                                                                                 )
                     *GAYNOR KELLEY                                              )
                     --------------                                              )
                     Gaynor Kelley                                       Director)
                                                                                 )
                     *BURTON G. MALKIEL                                          )
                     ------------------                                          )
                      Burton G. Malkiel                                  Director)
                                                                                 )
                     *IDA F.S. SCHMERTZ                                          )
                     ------------------                                          )
                     Ida F.S. Schmertz                                   Director)
                                                                                 )
                     *CHARLES R. SITTER                                          )
                     ------------------                                          )
                      Charles R. Sitter                                  Director)
                                                                                 )
                     *DONALD L. STAHELI                                          )
                     ------------------                                          )
                      Donald L. Staheli                                  Director)
                                                                                 )
                     *RICHARD M. THOMSON                                         )
                     -------------------                                         )
                      Richard M. Thomson                                 Director)
                                                                                 )
                     *JAMES A. UNRUH                                             )
                     ---------------                                             )
                     James A. Unruh                                      Director)
                                                                                 )  April 26, 1999
                     *P. ROY VAGELOS, M.D.                                       )
                     ---------------------                                       )
                      P. Roy Vagelos, M.D.                               Director)
                                                                                 )
                     *STANLEY C. VAN NESS                                        )
                     --------------------                                        )
                      Stanley C. Van Ness                                Director)
                                                                                 )
                     *PAUL A. VOLCKER                                            )
                     ----------------                                            )
                      Paul A. Volcker                                    Director)
                                                                                 )
                     *JOSEPH H. WILLIAMS                                         )
                     -------------------                                         )
                      Joseph H. Williams                                 Director)
                                                                                 )
                     *ANTHONY S. PISZEL                                          )
                     ------------------                            Vice President)
                     Anthony S. Piszel                             and Controller)


                                                   *By: /s/ CAREN CUNNINGHAM
                                                           -----------------
                                                            Caren Cunningham
                                                            (Attorney-in-Fact)

                                 EXHIBIT INDEX

                                                                                              Page
     (2)    Rules and Regulations of The Prudential Variable Contract Account-11              C-12
     (4)    Investment Management Agreement between Prudential and
            The Prudential Variable Contract Acount-11                                        C-20
     (4)(i) Amendment No. 1 to Investment Management Agreement between
            Prudential and The Prudential Variable Contract Account-11                        C-22
     (5)    Agreement Relating to the Sale of Certain Contracts on a Variable
            Basis between Prudential and The Prudential Variable Contract
            Account-11                                                                        C-23
    (13)(i) Consent of independent accountants                                                C-26
    (17) Financial Data Schedule                                                              C-27